UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2013

Date of reporting period: October 31, 2013

Item 1. Reports to Stockholders.

The Advisors' Inner Circle Fund

cornerstone
ADVISORS

Annual Report October 31, 2013

INVESTMENT ADVISOR:
CORNERSTONE ADVISORS, INC.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2013

Management’s Discussion and Analysis of Fund Performance (unaudited)	1
Schedules of Investments	7

The Cornerstone Advisors Funds files their complete schedule of fund holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q will be available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, will be available (i) without charge, upon request, by calling 877-386-3944; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2013

Management’s Discussion and Analysis of Fund Performance (unaudited)

Cornerstone Advisors Global Public Equity Fund

The Cornerstone Advisors Global Public Equity Fund (the “Fund”) reached its one year anniversary on August 30, 2013. Since inception, the Fund has grown from $507 million in initial assets on August 31, 2012, to $732 million at fiscal year-end, October 31, 2013. The fund has performed within expectations for the time period and market conditions and is ahead of the MSCI All Country World Index (“ACWI”) (“Fund benchmark”) since inception.

Fund performance was 26.84% for the fiscal year versus the Fund benchmark at 23.29%. The Style Specialists Module was the best performer at 33.44% with Global Opportunistic a close second at 32.43%. The Global Structured Module also contributed positively to performance at 16.83%. While we are disappointed that performance of this Module was not stronger, it is important to note that this particular Module faced a headwind this year. The underlying sub-advisor (Parametric) was systematically underweight to some of the best performing markets, including the U.S. Large Cap and overweight some of the worst performing markets, including Emerging Markets. Given the market environment and our thorough understanding of the strategy, we are not overly concerned that the fund trailed the Index benchmark and believe this shows the diversification benefit of the three Modules.

During the fiscal year, we made one change to the underlying sub-advisers. In July we terminated our sub-advised account with TCW due to the departure of the two portfolio managers. We replaced TCW Small Cap Growth with Numeric Investors’ Small Cap Growth strategy. Cornerstone has known Numeric for quite some time and is excited to have them step in to fill the Small Cap Growth role in the Fund.

Global Public Equity markets had a strong fiscal year and while drawdowns have been minimal, we continue to believe that a diversified global approach is appropriate. The underlying funds and sub-advisors will continue to select the geographic region, investment style, and market capitalization in which they wish to invest. This results in the Fund being designed to participate in the economic growth of multiple regions, currencies, and economic sectors. While the benchmark is a market capitalization weighted index designed to measure the equity market performance of 24 developed and 21 emerging markets, the Fund is agnostic to market capitalization weighting and is not bound to the 45 countries defined by the benchmark. Therefore, some level of deviation is expected. We look forward to sharing periodic updates on the Cornerstone Advisors Global Public Equity Fund with you in the coming year. Thank you for your continued trust and confidence in Cornerstone Advisors.

ANNUAL TOTAL RETURN [1,2]
	One Year Return	Annualized Inception to Date
Cornerstone Advisors Global Public Equity Fund	26.84%	24.85%
MSCI ACWI [3]	23.29%	22.67%

Comparison of Change in the Value of a $10,000 Investment in the Cornerstone Advisors Global Public Equity Fund, versus the MSCI ACWI

1	For the year ended October 31, 2013. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 30, 2012. The return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Current performance may be higher or lower than the performance quoted.

2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3	The MSCI ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

This represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Investing in the Fund is subject to the risks of the underlying funds. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Investments in smaller companies typically exhibit higher volatility. The Fund is non-diversified and entails certain risks, including risk associated with the use of derivatives (options, swap agreements, futures contracts and similar instruments), hedging, and leverage, which can increase volatility and decrease performance.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2013

Management’s Discussion and Analysis of Fund Performance (unaudited)

Cornerstone Advisors Income Opportunities Fund

The Cornerstone Advisors Income Opportunities Fund (the “Fund”) reached its one year anniversary on August 30, 2013. Since inception, the Fund has grown from $114 million in initial assets on August 31, 2012, to $144 million at fiscal year-end, October 31, 2013. The fund has performed within expectations for the time period and market conditions and is ahead of the Blended Index Benchmark(50/50 Hybrid of the MSCI ACWI and Barclays U.S. Aggregate Indices (“Fund benchmark”)), since inception.

Fund performance was 13.42% for the fiscal year versus the Blended Index Benchmark at 10.56%. The Master Limited Partnership Income Module was the best performer at 26.88% with Convertible Securities a close second at 24.40%. The Global High Yield Module also contributed positively to performance at 8.30%. The only Module with negative performance was the Emerging Markets Local Debt Module at -3.89%. While we are disappointed that performance was not stronger, it is important to note that this particular Module faced a headwind this year, as indicated by the Strategy Module benchmark, the JPM GBI-EM Global Diversified Index, that was down 1.60% for the same period. Despite underperforming our expectations over the fiscal year, we remain confident in the underlying holding (PIMCO Emerging Markets Local Debt Fund), their team, and strong track record in this space.

During the fiscal year we made several changes to the underlying holdings. In July we consolidated our Convertible Securities Module from two funds (Franklin Convertible Securities Fund and AllianzGI Convertible Fund) to a single Fund manager (Allianz). This move was anticipated at fund launch in August of 2012, as we were waiting on an exemption allowing us to hold over 25% of another mutual fund. While we continue to have conviction in both strategies, we believe Allianz is the best fit to manage this portion of the Income Opportunities Fund.

The second change that was made, also in July, was to sell the Artio Global High Income Fund due to their acquisition by Aberdeen. While we remain highly confident in the team and consider Aberdeen to be a stable organization, we thought it best to monitor the transition and examine the high yield universe for an adequate replacement. After an extensive review we decided to allocate the Global High Yield Strategy Module to Strategic Income Management via a sub-advised account. The result allowed us to retain a team with a long history of investing in global high yield at a lower fee than we had been paying Artio.

Going forward, we expect the fund to continue to focus on providing current income from niche strategies that we believe are underutilized in investor portfolios today. While we expect the variability of returns to be higher than those of traditional core fixed income, we also expect less sensitivity to rising rates. We look forward to sharing periodic updates on the Cornerstone Advisors Income Opportunities Fund with you in the coming year. Thank you for your continued trust and confidence in Cornerstone Advisors.

ANNUAL TOTAL RETURN [1,2]
	One Year Return	Annualized Inception to Date
Cornerstone Advisors Income Opportunities Fund	13.42%	12.67%
50/50 Hybrid of the following Indices:	10.56%	10.64%
MSCI ACWI [3]	23.29%	22.67%
Barclays U.S. Aggregate Index [4]	-1.08%	-0.43%

Comparison of Change in the Value of a $10,000 Investment in the Cornerstone Advisors Income Opportunities Fund, versus a 50/50 Hybrid of following indices: the MSCI ACWI and the Barclays U.S. Aggregate Index

1	For the year ended October 31, 2013. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 30, 2012. The return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Current performance may be higher or lower than the performance quoted.

2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3	The MSCI ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

4	The Barclays U.S. Aggregate Index represents securities that are SEC- registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities

This represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2013

Investing in the Fund is subject to the risks of the underlying funds. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Investments in smaller companies typically exhibit higher volatility. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities, due to the speculative nature of their investments. The Fund is non-diversified and entails certain risks, including risk associated with the use of derivatives (options, swap agreements, futures contracts and similar instruments), hedging, and leverage, which can increase volatility and decrease performance. Investments in securities of MLPs involve risk that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP. MLP common units and other equity securities can be affected by economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer. MLP investments in the energy industry entail significant risk and volatility. The potential tax benefits from investing in MLPs depend on them being treated as partnerships for federal tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the fund which could result in a reduction of the fund’s value.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2013

Management’s Discussion and Analysis of Fund Performance (unaudited)

Cornerstone Advisors Public Alternatives Fund

The Cornerstone Advisors Public Alternatives Fund (the “Fund”) reached its one year anniversary on August 30, 2013. Since inception, the Fund has grown from $293 million in initial assets on August 31, 2012, to $353 million at fiscal year-end, October 31, 2013. Despite trailing the Blended Index Benchmark (60/40 Hybrid of the MSCI ACWI/Barclays U.S. Aggregate Indices (“Fund benchmark”)), the fund has performed within expectations for the time period, market conditions, and relative to Strategy Module specific benchmarks.

Fund performance was 3.02% for the fiscal year versus the Blended Index Benchmark at 13.02%. The Global Macro Module was the best performer at 4.70%. This outperformed its Strategy Module Benchmark, the HFRX Macro/CTA Index, which lost 1.13% for the same period. The Arbitrage Module returned 2.53% for the same period, but trailed its Strategy Module Benchmark, the HFRX Absolute Return Index, which returned 3.99%.

Performance difference between the Blended Index Benchmark and Strategy Module Benchmarks highlight the difference in how this fund was constructed in comparison to traditional public equity and global fixed income, of which the Blended Index Benchmark is comprised. We designed this fund to exhibit a lower correlation to traditional public equity and global fixed income markets and in that respect the fund has performed as expected. While the recent market environment has been favorable to traditional public equity and, to a lessor extent, global fixed income, we believe that the fund is positioned to capture a broad opportunity set that can benefit in differing market environments going forward.

In the coming year we will continue to monitor the investment universe for compelling strategies that may be appropriate for the fund. We look forward to sharing periodic updates on the Cornerstone Advisors Public Alternatives Fund with you in the coming year. Thank you for your continued trust and confidence in Cornerstone Advisors.

ANNUAL TOTAL RETURN [1,2]
	One Year Return	Annualized Inception to Date
Cornerstone Advisors Public Alternatives Fund	3.02%	2.32%
60/40 Hybrid of the following Indices:	13.02%	12.97%
MSCI ACWI [3]	23.29%	22.67%
Barclays U.S. Aggregate Index [4]	-1.08%	-0.43%

Comparison of Change in the Value of a $10,000 Investment in the Cornerstone Advisors Public Alternatives Fund, versus a 60/40 Hybrid of following indices: the MSCI ACWI and the Barclays U.S. Aggregate Index

1	For the year ended October 31, 2013. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 30, 2012. The return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Current performance may be higher or lower than the performance quoted.

2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3	The MSCI ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

4	The Barclays U.S. Aggregate Index represents securities that are SEC- registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

This represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Investing in the Fund is subject to the risks of the underlying funds. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Investments in smaller companies typically exhibit higher volatility. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities, due to the speculative nature of their investments. Investing in the commodity futures markets may subject the Fund to greater volatility than investments in traditional securities. With short sales, you risk paying more for a security than you received from its sale. Short sale losses are potentially unlimited. The Fund is non-diversified and entails certain risks, including risk associated with the use of derivatives (options, swap agreements, futures contracts and similar instruments), hedging, arbitrage and leverage, which can increase volatility and decrease performance.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2013

Management’s Discussion and Analysis of Fund Performance (unaudited)

Cornerstone Advisors Real Assets Fund

The Cornerstone Advisors Real Assets Fund (the “Fund”) reached its one year anniversary on August 30, 2013. Since inception, the Fund has grown from $115 million in initial assets on August 31, 2012, to $134 million at fiscal year-end, October 31, 2013. Despite trailing the Blended Index Benchmark (67/33 Hybrid of the MSCI ACWI/Barclays U.S. Aggregate Indices (“Fund benchmark”)), the fund continued to perform within expectations for the time period, market conditions, and relative to Strategy Module specific benchmarks.

Fund performance was (1.45)% for the fiscal year versus the Blended Index Benchmark at 14.76%. The Master Limited Partnership Total Return Module was the best performer at 17.09%. The Diversified Commodities Module lost 15.38% for the period. The underlying holding (PIMCO Commodity Real Return Fund) experienced multiple headwinds during the year. While commodities declined 12.22%, as measured by the Strategy Module Benchmark, the DJ/UBS Commodity Index, PIMCO utilized Inflation Protected Securities as collateral for their commodity swaps, as opposed to simply using cash or short-term government securities. With a decline in inflation expectations and a simultaneous increase in interest rates, fund collateral was negatively impacted, exacerbating the decline. In like fashion, the Inflation Protected Securities Module declined 5.74% for the period. While negative, the sub-advisor (BlackRock) was able to outperform its Strategy Module which was down 6.39%. The Strategy Module Benchmark is comprised of the Diversified Commodities, Energy Infrastructure and Inflation Protected Securities strategies.

We are not surprised that the Diversified Commodities and Inflation Protected Securities Modules have not performed to the level of the Blended Index Benchmark. We believe one of the significant drivers to relative performance has been a continued slowing of inflation expectations, as measured by the Consumer Price Index and the spread between the Nominal and Real Treasury Yield Curves. While the recent environment has been less favorable, we believe that the fund is positioned to seek the objective of nominal growth through capital appreciation and, as a secondary objective, current income, while providing risk mitigation solutions.

In the coming year we will continue to monitor the investment universe for compelling strategies that may be appropriate for the Fund. We look forward to sharing periodic updates on the Cornerstone Advisors Real Assets Fund with you in the coming year. Thank you for your continued trust and confidence in Cornerstone Advisors.

ANNUAL TOTAL RETURN [1,2]
	One Year Return	Annualized Inception to Date
Cornerstone Advisors Real Assets Fund	-1.45%	-0.71%
67/33 Hybrid of the following Indices:	14.76%	14.62%
MSCI ACWI [3]	23.29%	22.67%
Barclays U.S. Aggregate Index [4]	-1.08%	-0.43%

Comparison of Change in the Value of a $10,000 Investment in the Cornerstone Advisors Real Assets Fund, versus a 67/33 Hybrid of following indices: the MSCI ACWI and the Barclays U.S. Aggregate Index

1	For the year ended October 31, 2013. Past performance is no indication of future performance. Shares of the Fund were offered beginning August 30, 2012. The return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Current performance may be higher or lower than the performance quoted.

2	Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3	The MSCI All Country World Index (“ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

4	The Barclays U.S. Aggregate Index represents securities that are SEC- registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

This represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Investing in the Fund is subject to the risks of the underlying funds. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2013

values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities, due to the speculative nature of their investments. The Fund is non-diversified and entails certain risks, including risk associated with the use of derivatives (options, swap agreements, futures contracts and similar instruments), hedging, and leverage, which can increase volatility and decrease performance. Investments in securities of MLPs involve risk that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP. MLP common units and other equity securities can be affected by economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer. MLP investments in the energy industry entail significant risk and volatility. Investing in the commodity futures markets may subject the Fund to greater volatility than investments in traditional securities. The value of an inflation protected security tends to decrease when real interest rates increase, and tends to increase when real interest rates decrease. The potential tax benefits from investing in MLPs depend on them being treated as partnerships for federal tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the fund which could result in a reduction of the fund’s value.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2013

Sector Weightings (unaudited) †:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 93.8%
	Shares	Value
ARGENTINA — 0.3%
MercadoLibre	11,128	$1,498,218
Ternium ADR	14,371	374,796

		1,873,014

AUSTRALIA — 1.1%
Abacus Property Group ‡	45,505	100,211
Adelaide Brighton	31,142	113,321
Amcor	59,340	607,965
ASX	6,909	239,588
Aurizon Holdings	105,674	478,416
Aurora Oil & Gas *	33,569	103,115
Beach Energy	76,157	102,931
BHP Billiton	10,778	383,637
carsales.com	9,347	92,761
Crown	20,790	331,491
CSL	9,467	621,869
DUET	49,320	100,222
DuluxGroup	22,574	109,880
Harvey Norman Holdings	41,878	129,034
Iress	15,188	141,827
Lend Lease Group	45,700	492,406
Mineral Resources	118,946	1,273,743
Orica	6,693	133,287
Origin Energy	11,880	164,272
Ramsay Health Care	4,029	147,751
Rio Tinto	4,575	276,698
Tatts Group	73,175	217,167
Telstra	140,093	685,880
TPG Telecom	29,969	131,996
Wesfarmers	4,088	166,027
Woolworths	17,731	584,872

		7,930,367

COMMON STOCK — continued
	Shares	Value
AUSTRIA — 0.3%
ams	1,067	$116,537
Andritz	3,493	215,173
Conwert Immobilien Invest	8,493	105,743
Erste Group Bank	2,944	103,828
Immobilien Anlagen	7,359	112,107
IMMOFINANZ	22,196	97,191
OMV	15,400	734,862
RHI	2,892	106,667
Schoeller-Bleckmann Oilfield Equipment	1,010	116,563
Telekom Austria	12,256	100,959
Voestalpine	2,972	140,366
Wienberger *	5,549	96,513

		2,046,509

BELGIUM — 0.4%
Anheuser-Busch InBev	3,958	411,648
Befimmo ‡	1,482	106,304
Belgacom	8,546	233,982
Cnfinimmo Real Estate Management Services ‡	897	108,345
Colruyt	4,167	233,071
Delhaize Group	4,259	272,162
Groupe Bruxelles Lambert	4,211	376,040
KBC Groep	1,848	100,742
Solvay	2,184	341,903
Telenet Group Holding	1,606	88,204
UCB	6,560	431,271

		2,703,672

BRAZIL — 1.3%
Aliansce Shopping Centers	9,200	88,994
Banco Bradesco ADR	27,363	394,575
Banco do Brasil	21,200	281,537
BM&FBovespa	36,700	206,911
Brasil Insurance Participacoes e Administracao	9,400	85,599
BRF	42,800	1,004,946
CCR	21,300	177,135
Centrais Electricas Brasileiras	28,800	91,278
Cia Brasileira de Distribuicao Grupo Pao de Accuar ADR	4,261	214,840
Cia de Bebidas das Americas ADR	3,800	141,360
Cia de Saneamento de Minas Gerais	5,700	92,057
Cielo	8,040	244,050
CPFL Energia	12,700	108,507
CSU Cardsystem	14,100	18,882

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2013

COMMON STOCK — continued
	Shares	Value
BRAZIL (continued)
Cyrela Brazil Realty Empreendimentos e Participacoes	10,500	$78,509
Equatorial Energia *	9,400	97,348
Estacio Participacoes	65,500	505,825
Eternit	8,900	37,742
Fleury *	12,900	99,908
Hypermarcas	40,200	350,821
Industrias Romi *	2,100	5,859
Itau Unibanco Holding ADR	30,705	473,164
JBS	53,600	192,608
JHSF Participacoes	29,300	72,982
Linx	2,397	43,324
Odontoprev	38,700	159,969
PDG Realty Empreendimentos e Participacoes *	600,500	544,154
Petroleo Brasileiro ADR	21,108	367,912
Qualicorp *	10,429	97,670
Saraiva Livreiros Editores	6,500	82,955
Telefonica Brasil ADR	48,027	1,065,239
Tim Participacoes	117,100	596,948
Ultrapar Participacoes	22,800	607,607
Vale ADR, Cl B	53,277	852,965

		9,484,180

CANADA — 2.8%
Africa Oil *	11,267	100,065
Alamos Gold	6,085	96,938
Allied Properties ‡	3,039	97,788
Bank of Montreal	1,400	97,509
Bank of Nova Scotia	1,600	97,275
Bankers Petroleum *	374,900	1,438,258
Barrick Gold	25,868	503,144
BCE	1,715	74,627
Blackberry *	11,200	88,405
Bonterra Energy	2,637	148,207
Brookfield Asset Management, Cl A	2,700	106,897
Cameco	26,100	495,900
Canadian Imperial Bank of Commerce	3,500	297,751
Canadian Pacific Railway	10,783	1,541,359
Canadian Tire, Cl A	6,900	640,466
Catamaran *	3,034	142,352
CCL Industries, Cl B	1,558	106,990
Celestica *	61,405	674,327
Cenovus Energy	3,333	99,032
CI Financial	7,500	249,460
Cineplex	12,533	504,854

COMMON STOCK — continued
	Shares	Value
CANADA (continued)
Constellation Software	1,409	$256,678
Domtar	2,346	198,730
Eldorado Gold	15,284	103,051
Element Financial *	25,295	322,905
Empire	1,351	99,487
Enbridge	3,400	147,394
Fairfax Financial Holdings	200	87,278
First Majestic Silver *	8,309	94,035
Freehold Royalties	2,843	64,705
Gran Tierra Energy *	93,396	706,037
IGM Financial	4,506	217,121
Imperial Oil	8,879	387,724
Laurentian Bank of Canada	2,226	99,382
Lululemon Athletica *	25,357	1,750,901
MacDonald Dettwiler & Associates	1,486	113,376
Manulife Financial	10,800	191,316
MDC Partners, Cl A	1,000	30,830
Mullen Group	5,580	149,528
North West	5,093	126,660
Pacific Rubiales Energy	6,430	133,022
Parkland Fuel	6,903	126,520
Pason Systems	7,833	162,798
Pembina Pipeline	13,124	430,607
Points International *	18,000	382,680
Rogers Communications, Cl B	2,300	104,384
Royal Bank of Canada	1,600	107,450
Secure Energy Services	17,259	244,819
SEMAFO	110,454	299,798
Shaw Communications, Cl B	8,255	197,458
Shoppers Drug Mart	4,818	281,506
Stantec	4,434	263,493
Sun Life Financial	4,300	144,839
Suncor Energy	2,743	99,681
Thomson Reuters	3,000	112,732
Tim Hortons	3,506	209,287
TransAlta	6,585	88,608
TransCanada	23,825	1,073,742
Trinidad Drilling	61,135	592,206
Valeant Pharmaceuticals International *	25,898	2,737,853

		20,542,225

CHILE — 0.3%
Administradora de Fondos de Pensiones Habitat	50,998	80,041
Banco Santander Chile ADR	6,375	156,570

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2013

COMMON STOCK — continued
	Shares	Value
CHILE (continued)
Besalco	57,639	$81,040
CAP	4,660	97,030
Corpbanca	12,254,200	137,529
Empresa Nacional de Electricidad	83,020	126,978
Empresas COPEC	18,750	274,473
Enersis	702,020	235,048
Inversiones Aguas Metroplitianas	53,157	97,753
Latam Airlines Group	10,420	172,717
SACI Falabella	11,490	114,346
Sigdo Koppers	43,704	72,946
Sociedad Quimica y Minera de Chile ADR	3,744	103,372
Sonda	37,650	97,673
Vina Concha y Toro	65,027	118,727

		1,966,243

CHINA — 1.9%
Agricultural Bank of China, Cl H	510,000	245,363
Ajisen China Holdings	198,569	208,481
ANTA Sports Products	179,000	256,737
Anton Oilfield Services Group	343,290	216,964
Baidu ADR *	1,241	199,677
Bank of China, Cl H	1,511,000	707,459
Bank of Communications, Cl H	355,000	259,622
China Communications Services, Cl H	722,000	442,345
China Construction Bank, Cl H	1,150,000	892,945
China King-Highway Holdings	43,702	97,848
China Life Insurance, Cl H	73,000	193,964
China Longyuan Power Group	162,554	186,812
China Medical System Holdings	33,832	30,415
China Merchants Bank, Cl H	85,500	169,831
China Mobile	125,500	1,317,645
China Shineway Pharmaceutical Group	264,000	408,616
China Telecom, Cl H	730,000	381,336
China Unicom Hong Kong	238,000	375,741
Chongqing Rural Commercial Bank, Cl H	1,130,000	569,883
CNOOC	75,000	154,005
Country Garden Holdings	218,628	149,455
ENN Energy Holdings	37,820	224,149
Greentown China Holdings	36,000	69,929
Hengan International Group	12,345	151,188

COMMON STOCK — continued
	Shares	Value
CHINA (continued)
Home Inns & Hotels Management ADR *	11,317	$394,284
Huaneng Power International, Cl H	185,020	193,301
Industrial & Commercial Bank of China, C lH	1,691,000	1,184,332
Inner Mongolia Yitai Coal, Cl B	68,800	134,848
Kingsoft	35,000	86,947
Li Ning	292,742	268,086
New Oriental Education & Technology Group ADR	14,966	392,259
PetroChina, Cl H	358,000	410,040
PetroChina ADR	1,844	208,870
Prince Frog International Holdings (A)	315,008	151,470
Sinotrans, Cl H	111,000	27,346
SouFun Holdings ADR	2,558	136,162
Sun Art Retail Group	234,691	384,442
Tencent Holdings	20,604	1,124,676
Uni-President China Holdings	91,000	90,965
Vinda International Holdings	76,000	107,829
Want Want China Holdings	116,000	178,346
Xinyuan Real Estate ADR	9,137	59,939
Yangzijiang Shipbuilding Holdings	106,000	100,692
Yingde Gases Group	95,000	97,536

		13,642,780

CZECH REPUBLIC — 0.1%
AVG Technologies *	13,300	267,330
CEZ	16,100	463,425
Komercni Banka	577	143,252

		874,007

DENMARK — 0.5%
AP Moeller — Maersk, Cl B	33	319,292
Carlsberg, Cl B	1,045	104,343
Coloplast, Cl B	7,113	463,820
D/S Norden	3,096	136,279
Danske Bank *	11,622	271,443
Genmab *	7,815	339,303
GN Store Nord	16,020	365,413
Matas *	7,432	187,381
NKT Holding	2,497	121,185
Novo Nordisk, Cl B	3,678	611,968
Novozymes, Cl B	5,499	215,425
TDC	32,310	291,735
Tryg	5,170	472,460

		3,900,047

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2013

COMMON STOCK — continued
	Shares	Value
FINLAND — 0.4%
Fortum	15,044	$334,988
Kesko	3,902	129,694
Kone, Cl B	5,634	496,841
Nestle Oil	6,998	138,818
Nokia	41,581	314,464
Nokian Renkaat	2,398	121,347
Orion	3,743	100,574
Pohjola Bank, Cl A	5,605	102,129
Sampo, Cl A	13,490	639,049
Stora Enso, Cl R	14,793	137,584
Tieto	4,888	107,515
Tikkurila	5,669	146,938
UPM-Kymmene	8,263	131,376

		2,901,317

FRANCE — 2.0%
Accor	2,340	104,894
Alcatel-Lucent *	93,157	356,306
Alten	2,681	121,472
AXA	26,300	657,045
BNP Paribas	1,339	99,156
Carrefour	5,089	186,421
Casino Guichard Perrachon	1,325	149,157
CGG ADR *	4,300	94,385
Christian Dior	923	175,449
Cie Generale des Etablissements Michelin	1,028	107,502
Compagnie Plastic-Omnium	12,579	360,371
Credit Agricole	11,411	137,844
Criteo *	9,165	323,616
Dassault Systemes	3,121	379,303
Electricite de France	7,949	278,886
Essilor International	1,812	194,606
Eurofins Scientific	1,833	502,606
European Aeronautic Defence and Space	33,371	2,293,120
Hermes International	4,753	1,619,160
Imerys	1,584	127,256
Ingenico	5,522	415,813
Kering	9,280	2,108,604
Lagardere	3,023	109,959
L’Oreal	1,373	235,169
LVMH Moet Hennessy Louis Vuitton	3,172	610,704
Natixis	26,395	142,348
Orange	17,011	233,509

COMMON STOCK — continued
	Shares	Value
FRANCE (continued)
Pernod Ricard	1,704	$204,755
Rallye	2,346	99,907
Rubis *	1,526	95,371
Safran	9,514	608,100
Sanofi	1,160	123,700
Societe Generale	2,496	141,726
Sodexo	3,479	337,692
Technip	2,345	245,641
Total	3,425	210,496
Vivendi	32,903	835,184

		15,027,233

GERMANY — 2.3%
Adidas	2,514	286,998
Allianz	4,100	689,726
BASF	10,180	1,059,176
Bayer	5,413	672,776
Bayerische Motoren Werke	21,066	2,389,450
Commerzbank *	10,679	137,295
Daimler	44,100	3,618,965
Deutsche Bank	2,734	132,262
Deutsche Boerse	1,224	92,152
Deutsche Telekom	7,987	125,795
DMG MORI SEIKI	6,403	210,953
Drillisch	8,197	211,628
Duerr	4,346	381,192
Freenet	35,552	926,077
Fresenius & KGaA	3,148	409,170
Fresenius Medical Care & KGaA	2,546	168,556
Gerry Weber International	2,262	93,903
Hochtief	1,701	154,300
Infineon Technologies	31,804	307,845
Kloeckner Humboldt *	25,723	244,828
KUKA	4,014	182,903
KWS Saat	272	97,184
Leoni	3,846	261,149
Merk	1,835	305,455
Metro	14,700	689,284
NORMA Group	5,998	300,547
OSRAM Licht *	3,034	157,218
Rheinmetall	11,800	731,942
SAP	5,293	415,816
Siemens	2,804	358,557
Wacker Chemie	1,221	114,870
Wincor Nixdorf	4,389	290,868
Wirecard	16,650	607,101

		16,825,941

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2013

COMMON STOCK — continued
	Shares	Value
GREECE — 0.1%
Coca-Cola HBC	3,487	$100,752
Hellenic Telecommunications Organization	12,382	156,181
StealthGas *	40,800	469,200
Titan Cement	3,780	103,159

		829,292

HONG KONG — 1.8%
AIA Group	861,143	4,370,692
Cheung Kong Holdings	9,000	140,694
China Foods	194,000	88,079
China Gas Holdings	92,000	102,525
China Mengniu Dairy	73,000	321,076
China State Construction International Holdings	99,721	167,981
CIMC Enric Holdings	114,846	161,759
CLP Holdings	22,500	181,091
Galaxy Entertainment Group *	132,567	989,166
Giordano International	104,000	97,521
Haitong Securities	137,787	209,000
Hang Seng Bank	41,300	687,179
Hilong Holding	585,993	390,007
Hong Kong & China Gas	228,800	534,742
Hopewell Holdings	61,000	205,353
Hopewell Hong Kong Properties *	1,240	—
Hubao International Holdings	738,000	323,642
Hysan Development	19,000	88,836
Luk Fook Holdings International	29,000	103,612
Michael Kors Holdings *	28,160	2,166,912
MTR	53,500	207,362
Newocean Energy Holdings *	158,000	96,190
Noble Group *	117,000	97,013
Power Assets Holdings	45,000	374,952
SA International Holdings	296,093	323,094
Sands China	18,433	131,002
Sino Biopharmaceutical	140,000	98,775
SmarTone Telecommunications Holdings	75,000	98,865
Sun Hung Kai Properties	8,000	104,837
TCL Multimedia Technology Holdings	8,000	3,291
Techtronic Industries	40,500	101,864
Tianneng Power International	520,000	196,517
Tonly Electronics Holdings *	800	472

COMMON STOCK — continued
	Shares	Value
HONG KONG (continued)
Towngas China	99,000	$97,557
Wharf Holdings	13,000	109,493
Wing Hang Bank	10,000	142,268

		13,513,419

INDIA — 0.6%
GAIL India GDR	5,100	177,378
HDFC Bank ADR	17,239	624,914
ICICI Bank ADR	7,467	278,668
Infosys ADR	14,967	794,149
ITC	24,402	133,019
Tata Motors ADR	68,805	2,154,973
Wipro ADR	35,316	392,007
WNS Holdings ADR *	2,565	57,687

		4,612,795

INDONESIA — 0.5%
Adaro Energy	1,920,500	173,778
Agung Podomoro Land	1,537,500	38,190
Astra Agro Lestari	99,000	163,353
Astra International	163,000	96,159
Bank Central Asia	518,500	480,668
Bank Mandiri Persero	304,637	232,413
Bumi Resources *	4,312,500	174,069
Ciputra Development	1,058,500	96,718
Global Mediacom	799,500	135,466
Gudang Garam	60,000	196,407
Indocement Tunggal Prakarsa	101,000	187,261
Jasa Marga Persero	318,500	148,337
Matahari Department Store *	170,955	186,538
Tambang Batubara Bukit Asam Persero	126,500	136,347
Telekomunikasi Indonesia Persero	3,913,967	815,952
Telekomunikasi Indonesia Persero ADR	230	9,375
Unilever Indonesia	54,500	145,043
United Tractors	72,000	111,777

		3,527,851

IRELAND — 0.7%
Accenture PLC, Cl A	9,330	685,755
Actavis *	4,449	687,726
Alkermes PLC *	4,100	144,279
C&C Group PLC *	17,384	101,895
CRH PLC	4,736	115,103
Elan PLC	11,898	197,086

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2013

COMMON STOCK — continued
	Shares	Value
IRELAND (continued)
Fly Leasing ADR	95,355	$1,373,112
Grafton Group	13,959	133,173
Icon PLC *	2,894	117,033
Kerry Group, Cl A	6,378	408,437
Kingspan Group	8,134	136,062
Seagate Technology	14,200	691,256
Smurfit Kappa Group	4,034	98,042
Trinity Biotech PLC ADR	17,400	435,000

		5,323,959

ISRAEL — 0.6%
Bank Hapoalim	79,329	425,413
Bank Leumi Le-Israel *	75,741	289,110
Delek Group	540	186,827
Elbit Systems	4,350	232,535
Israel Chemicals	11,753	97,257
Mellanox Technologies *	2,566	93,095
Mizrahi Tefahot Bank	11,110	130,437
NICE Systems	4,160	163,982
Paz Oil *	638	99,203
Stratasys *	20,310	2,299,701
Teva Pharmaceutical Industries ADR	6,579	244,015
The Israel Corporation *	170	85,765

		4,347,340

ITALY — 1.4%
Assicurazioni Generali	11,532	269,624
Atlantia	4,568	100,166
Brembo	14,401	381,088
Brunello Cuicinelli *	38,611	1,205,758
CNH Industrial *	194,900	2,304,896
De’Longhi	6,135	94,960
Eni	28,735	727,632
ERG	9,806	119,827
Exor	3,879	153,736
Finmeccanica	12,535	91,990
Gemina *	39,901	96,975
Intesa Sanpaolo	66,399	165,071
Luxottica Group ADR	33,052	1,780,511
Maire Tecnimont *	84,827	170,112
Mediobanca	21,555	196,817
Pfeiffer Vacuum Technology	934	108,946
Pirelli & C.	16,341	230,302
Prada	24,971	243,494
Prysmian	3,775	92,259

COMMON STOCK — continued
	Shares	Value
ITALY (continued)
Recordati	7,850	$103,067
Snam	69,564	358,536
Sorin *	35,370	97,488
Telecom Italia	249,851	243,402
Terna Rete Elettrica Nazionale	74,168	367,562
UniCredit	13,018	97,921
Unione di Banche Italiane	14,386	99,617
Yoox *	1,870	67,284

		9,969,041

JAPAN — 4.6%
Aica Kogyo	5,400	110,274
Air Water	8,000	113,902
Aisin Seiki	2,400	97,020
Alfresa Holdings	1,800	98,119
Amada	12,000	102,756
ANA Holdings	42,000	87,562
Bank of Kyoto	9,000	78,898
Bank of Yokohama	18,000	98,851
Bridgestone	2,900	98,947
Brother Industries *	8,500	96,039
Calbee	8,660	226,694
Canon	85,000	2,671,107
Century Tokyo Leasing	9,106	287,080
Chugai Pharmaceutical	5,300	124,186
Chugoku Bank	7,000	100,447
Citizens Holdings	14,000	99,237
Cocokara fine	3,300	93,667
COOKPAD *	6,700	213,953
Dai Nippon Printing	10,000	104,546
Daicel	12,000	100,803
Daihatsu Motor	6,000	116,058
Daiwa Securities Group	242,000	2,195,302
Electric Power Development	3,000	95,495
Fancl	7,300	86,638
FP	1,700	131,049
FUJIFILM Holdings	8,500	206,859
Gunma Bank	20,000	115,123
Hachijuni Bank	17,000	104,424
Hamamatsu Photonics	2,600	97,041
Hino Motors	7,000	98,169
Hirose Electric	800	121,550
Hiroshima Bank	22,000	93,074
Hitachi	348,570	2,428,256
Hitachi Chemical	6,700	102,411

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2013

COMMON STOCK — continued
	Shares	Value
JAPAN (continued)
Hitachi Construction Machinery	4,500	$94,595
Hitachi Koki	12,200	88,960
Hokkoku Bank	31,000	114,126
Hokuetsu Kishu Paper	23,000	106,895
Hoshizaki Electric	3,200	116,994
House Foods	6,400	101,145
Hoya	3,700	88,540
IHI	24,000	101,048
Isetan Mitsukoshi Holdings	11,200	168,917
Isuzu Motors	16,000	98,932
Itoham Foods	24,000	101,047
Iyo Bank	10,000	103,936
Izumi	7,200	233,215
Japan Exchange Group	4,000	92,220
Joyo Bank	19,000	98,159
JSR	5,600	106,043
JX Holdings	19,800	97,661
Kagoshima Bank	17,000	113,933
Kamigumi	12,000	104,098
Kanamoto *	13,000	349,954
Kaneka	16,000	101,048
Kansai Paint	16,702	222,852
Kao	3,200	106,254
Kawasaki Heavy Industries	24,000	93,237
KDDI	15,900	858,629
Keikyu	8,000	75,094
Keio	15,000	103,580
Kennedy-Wilson Japan *	17,600	90,569
Kewpie	7,000	105,146
Keyence	500	213,567
Kikkoman	6,000	108,980
Kinden	10,000	109,427
Kirin Holdings	7,000	101,942
Kissei Pharmaceutical	5,200	119,992
Koito Manufacturing	6,000	108,919
Komatsu	4,200	91,407
Kose	4,100	119,627
Koyo Seiko	7,400	94,297
Kubota	7,000	103,081
Kuraray	8,600	100,580
Kyowa Hakko Kirin	7,000	77,097
Leopalace21 *	14,100	97,365
M3	67	182,950
Makita	1,900	95,647

COMMON STOCK — continued
	Shares	Value
JAPAN (continued)
Mazda Motor	22,000	$98,444
Medipal Holdings	7,700	103,679
Miraca Holdings	3,500	157,150
Misui OSK Line	22,000	92,627
Mitsubishi Electric	9,000	98,393
Mitsubishi Gas Chemical	12,000	97,630
Mitsubishi Logistics	7,000	96,746
Mitsubishi Tanabe Pharma	6,900	97,118
Mitsubishi UFJ Financial Group	16,100	101,515
Mitsui Fudosan	58,330	1,919,023
Miura	2,700	70,651
Mizuho Financial Group	255,700	533,087
Mochida Pharmaceutical	1,600	101,373
MonotaRO	3,400	79,563
Murata Manufacturing	21,830	1,747,199
NGK Spark Plug	5,000	113,648
NHK Spring	9,500	98,836
Nichii Gakkan	36,700	367,261
Nippon Meat Packers	6,000	87,501
Nippon Telegraph & Telephone	4,900	253,646
Nippon Yusen	29,000	88,183
Nishi-Nippon City Bank	35,000	94,325
Nisshin Seifun Group	9,000	97,295
Nissin Foods Holdings	4,400	187,939
Nitori Holdings	1,050	98,347
Nitto Denko	1,800	93,908
NOF	23,000	159,290
NOK	6,500	99,949
Noritz	3,800	87,995
NS Solutions	5,500	125,125
NSK	8,000	84,776
NTN	53,000	252,791
NTT DOCOMO	9,600	152,304
Nuflare Technology	1,800	239,805
Omron	2,600	98,892
Ono Pharmaceutical	1,000	75,257
Oracle Japan	2,700	106,539
Osaka Gas	21,000	88,203
Plenus	6,300	142,620
Rakuten	10,700	139,068
Rohm	3,300	134,745
Sankyo	2,100	99,522
Santen Pharmaceutical	2,000	100,783
Sawai Pharmaceutical	4,800	349,517

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2013

COMMON STOCK — continued
	Shares	Value
JAPAN (continued)
SCSK	15,801	$399,002
Seven Bank	28,500	100,575
Shimamura	800	89,738
Shionogi	4,600	101,328
Shiseido	5,500	93,690
Shizuoka Bank	11,000	123,391
Showa Shell Sekiyu	9,100	97,543
SoftBank	1,200	89,088
Stanley Electric	4,400	101,934
Sumitomo Chemical	27,000	98,302
Sumitomo Electric Industries	6,600	98,534
Sumitomo Mitsui Financial Group	2,600	124,672
Sumitomo Mitsui Trust Holdings	20,000	98,037
Sumitomo Osaka Cement	33,000	132,564
Sumitomo Real Estate Sales	7,888	257,104
Suruga Bank	6,000	94,824
Suzuken	2,400	86,403
Sysmex	1,500	98,698
Tadano *	7,383	101,063
Taisho Pharmaceutical Holdings	1,400	98,098
Taiyo Nippon Sanso	15,000	102,359
Takashimaya	10,000	94,986
Takeda Pharmaceutical	1,400	66,419
Terumo	2,000	96,410
THK	4,600	99,831
Toho Gas	19,000	98,739
Tokai Tokyo Financial Holdings	39,803	331,118
Tokyo Electric Power	18,600	98,930
Tokyo Electron	2,500	136,530
Tokyo Gas	12,000	64,924
Tokyo Tatemono	27,069	252,439
TonenGeneral Sekiyu	19,000	176,223
TOTO	7,000	98,525
Toyo Seikan Group Holdings	4,800	99,193
Toyo Suisan Kaisha	3,000	95,190
Toyoda Gosei	3,900	97,014
TS Tech	9,039	337,365
Tsumura	16,400	513,699
Unicharm	1,700	108,746
United Arrows	2,800	120,167
UNY Group Holdings	61,600	387,780
USS	6,900	100,767
Wacoal Holdings	9,000	96,471
Yakult Honsha	1,900	96,130

COMMON STOCK — continued
	Shares	Value
JAPAN (continued)
Yamaguchi Financial Group	10,000	$93,868
Yamaha	6,700	99,481
Yamaha Motor	6,500	99,024
Yaskawa Electric	7,000	90,125
Yokogawa Electric	7,400	96,329
Yokohama Rubber	9,000	87,684
Zenkoku Hosho	7,112	305,224

		33,595,788

KENYA — 0.0%
Safaricom *	954,700	105,705

LUXEMBOURG — 0.0%
ArcelorMittal	6,524	103,063

MALAYSIA — 0.7%
Alliance Financial Group	62,500	102,795
Allianz Malaysia	3,000	9,792
AMMB Holdings	116,400	272,598
Berjaya Sports	77,500	99,959
Cahya Mata Sarawak	25,300	40,890
CIMB Group Holdings	105,200	249,035
DiGi.Com	171,100	271,109
DRB-Hicom	110,500	88,945
Faber Group	120,600	100,132
Genting Malaysia	132,900	181,942
Genting Plantations *	31,600	108,954
Hong Leong Bank	37,700	170,606
Hua Yang *	13,066	8,944
IHH Healthcare *	68,026	89,033
IOI	104,000	179,290
Malayan Banking	114,700	354,763
Maxis	119,300	271,828
Mega First	17,700	10,265
Mudajaya Group	25,700	22,641
Petronas Chemicals Group	136,400	307,333
Protasco	143,300	63,123
Public Bank	89,600	519,618
Puncak Niaga Holding	62,700	67,160
Sapurakencana Petroleum *	117,449	148,879
Scientex	17,300	30,866
Sime Darby	64,100	193,587
Syarikat Takaful Malaysia	12,100	35,776
Tenaga Nasional	205,700	614,711
UMW Holdings	62,600	253,927

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2013

COMMON STOCK — continued
	Shares	Value
MALAYSIA (continued)
WTK Holdings *	49,300	$20,310

		4,888,811

MEXICO — 0.9%
Alfa, Cl A	322,400	882,648
Alsea	79,800	248,319
America Movil, Ser L	99,830	106,890
America Movil ADR, Ser L	32,091	687,068
Arca Continental	20,900	123,664
Axtel *	253,574	79,878
Bio Pappel *	118,545	293,381
Cemex *	135,428	143,864
Cemex ADR *	11,048	116,888
Compartamos	143,482	278,557
El Puerto de Liverpool	8,400	90,462
Empresa ICA Sab de CV *	48,700	92,494
Fibra Uno Administracion ‡	137,669	426,284
Fomento Economico Mexicano ADR	5,163	481,708
Genomma Lab Internacional, Cl B *	147,248	392,180
Grupo Aeromexico *	25,406	35,070
Grupo Aeroportuario del Pacifico *	9,800	116,611
Grupo Aeroportuario del Pacifico, Cl B	33,400	173,921
Grupo Financiero Banorte, Cl O	54,824	350,948
Grupo Financiero Santander Mexico, Cl B	37,300	104,919
Grupo Mexico	62,700	198,712
Grupo Simec ADR *	1,346	14,967
Grupo Televisa ADR	9,812	298,677
Industrias Bachoco	57,216	196,374
Industrias Bachoco ADR	3,379	138,505
Industrias Penoles	4,970	144,305
Infraestructura Energetica Nova	31,589	125,051
Inmobiliaria Vesta	139,426	267,156

		6,609,501

NETHERLANDS — 2.6%
Aegon	71,000	565,293
AerCap Holdings *	25,340	514,149
Arcadis *	10,239	321,485
ASML Holding	4,978	472,582
ASML Holding, Cl G	18,179	1,720,461
Heineken	4,470	308,920
ING Groep *	192,750	2,455,599
InterXion Holding *	90,728	2,037,751
James Hardie Industries	21,967	226,931

COMMON STOCK — continued
	Shares	Value
NETHERLANDS (continued)
Koninklijke Ahold	17,675	$336,456
Koninklijke Boskalis Westminster	2,556	123,096
Koninklijke DSM	5,876	445,102
Koninklijke Philips Electronics	4,441	157,257
NXP Semiconductor *	63,490	2,674,199
Reed Elsevier	16,403	330,394
Royal Dutch Shell, Cl A	46,954	1,563,327
Royal Dutch Shell, Cl B	16,400	567,861
TNT Express	133,480	1,232,385
TomTom *	12,177	94,257
Unilever	20,593	815,600
Unit4 *	2,113	99,609
Wolters Kluwer	5,236	142,042
Yandex, Cl A *	5,943	219,059
Ziggo	30,579	1,312,201

		18,736,016

NEW ZEALAND — 0.1%
Auckland International Airport	34,193	96,875
Fisher & Paykel Healthcare	39,110	118,882
Fletcher Building	42,202	348,241

		563,998

NORWAY — 0.4%
Aker Solutions	7,026	97,134
Atea	10,036	111,267
Cermaq	5,288	93,714
DNB	5,961	105,641
DNO International *	36,457	103,313
Fred Olsen Energy	9,700	408,495
Gjensidige Forsikring	8,858	165,314
Norsk Hydro	35,849	160,184
Opera Software	22,318	269,928
Prosafe	37,200	319,006
Seadrill	2,137	98,898
Statoil	26,844	635,809
Telenor	5,218	125,343

		2,694,046

NEW ZEALAND — 0.0%
Xero *	4,023	93,044

PANAMA — 0.1%
Banco Latinoamericano de Comercio Exterior, Cl E	18,321	480,560
Copa Holdings, Cl A	1,161	173,616

		654,176

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2013

COMMON STOCK — continued
	Shares	Value
PERU — 0.0%
Credicorp	1,974	$269,648

PHILIPPINES — 0.5%
Bank of the Philippine Islands	41,214	95,381
Emperador *	692,800	188,552
First Gen	31,100	11,573
International Container Terminal Services	41,039	98,775
Lopez Holdings	1,307,000	146,096
Megaworld	2,928,510	260,252
Metro Pacific Investments	184,900	20,882
Metropolitan Bank & Trust	1,073,301	2,210,687
Pepsi-Cola Products Philippines	402,400	45,166
Puregold Price Club	139,206	145,295
Robins Retail Holdings *	36,726	49,297
Universal Robina	83,314	245,835

		3,517,791

POLAND — 0.3%
Asseco Poland	11,437	186,795
Bank Pekao	3,460	216,787
Bank Zachodni *	800	97,392
Cinema City International *	848	9,085
Grupa Lotos *	2,821	34,526
KGHM Polska Miedz	7,450	301,231
Neuca	1,176	110,333
Pelion	3,761	136,748
PGE	64,700	378,074
Polski Koncern Naftowy Orlen S.A.	5,920	83,601
Polskie Gornictwo Naftowe i Gazownictwo	210,149	386,821
Powszechny Zaklad Ubezpieczen *	1,694	257,811
Tauron Polska Energia	22,263	36,354
Telekomunikacja Polska	41,350	133,969

		2,369,527

PORTUGAL — 0.1%
Banco Espirito Santo *	75,525	99,776
EDP - Energias de Portugal	68,697	252,958
Galp Energia SGPS	5,313	90,028
Jeronimo Martins SGPS	4,273	78,961
Portugal Telecom	21,729	98,096
Sonae *	98,935	143,061
ZON OPTIMUS SGPS	22,076	151,847

		914,727

COMMON STOCK — continued
	Shares	Value
PUERTO RICO — 0.1%
OFG Bancorp	12,200	$180,682
Triple-S Management, Cl B *	15,300	272,493

		453,175

QATAR — 0.0%
Qatar National Bank SAQ	5,131	233,996

RUSSIA — 1.0%
Eurasia Drilling GDR	4,866	206,075
Gazprom Neft OAO ADR	8,959	202,294
Gazprom OAO ADR	76,479	715,843
Lukoil OAO ADR	20,714	1,357,889
Magnit GDR	7,099	456,111
MMC Norilsk Nickel ADR	26,970	408,326
NovaTek OAO GDR	2,926	411,103
Pharmstandard GDR *	25,700	341,553
QIWI ADR	18,252	738,841
Rosneft OAO GDR	28,610	225,876
Rostelecom *	2,356	51,314
Sberbank of Russia ADR	41,354	528,090
Severstal GDR	22,380	195,377
Sistema GDR	3,307	88,628
Surgutneftegas OAO ADR	38,900	343,876
Tatneft OAO ADR	17,450	717,370
Uralkali GDR	5,881	157,081
VTB Bank GDR	79,310	220,403

		7,366,050

SINGAPORE — 0.9%
Ascendas ‡	115,000	219,409
Ascott Residence Trust ‡	113,000	119,168
Asian Pay Television Trust	1,159,507	737,410
Avago Technologies, Cl A	53,710	2,440,045
CapitaMall Trust ‡	81,000	131,718
DBS Group Holdings	17,000	229,094
Flextronics International *	22,300	175,947
Genting Singapore	79,000	96,985
Global Logistic Properties	103,000	256,215
Golden Agri-Resources	226,000	109,161
Jardine Cycle & Carriage	4,000	118,016
Keppel	54,000	471,663
Keppel ‡	4,960	4,831
M1	55,000	150,982
Olam International	79,000	97,939
Oversea-Chinese Banking	33,000	276,284

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2013

COMMON STOCK — continued
	Shares	Value
SINGAPORE (continued)
Sembcorp Industries	15,000	$64,241
Singapore Airlines	29,000	243,495
Singapore Post	96,000	101,240
Singapore Press Holdings	51,000	174,489
Singapore Technologies Engineering	46,000	156,271
Singapore Telecommunications	42,000	127,806
Starhill Global ‡	142,000	92,594
Venture	17,000	106,472
Wilmar International	36,000	100,274

		6,801,749

SOUTH AFRICA — 0.8%
African Bank Investments	54,810	92,817
Anglo American Platinum	3,130	126,628
AngloGold Ashanti ADR	12,099	182,695
Aspen Pharmacare Holdings	4,470	124,441
Assore	2,800	114,357
AVI	17,223	101,223
Bidvest Group	8,230	219,475
FirstRand	27,450	98,439
Group	38,628	767,808
Group ADR	26,500	526,290
Liberty Holdings	4,543	56,116
MMI Holdings	69,084	169,635
Mondi	14,688	262,412
Nampak	35,785	118,348
Naspers, Cl N	2,248	210,272
Netcare	42,410	105,278
Pioneer Foods	11,733	99,346
PPC	25,236	79,815
Remgro	15,680	319,262
Reunert	14,207	99,773
RMB Holdings	33,850	169,709
Sanlam	51,736	277,677
Sasol	16,921	864,528
Shoprite Holdings	12,267	224,597
Spar Group	8,467	108,381
Standard Bank Group	17,560	223,061
Super Group *	45,435	111,339
Truworths International	12,840	122,788

		5,976,510

SOUTH KOREA — 2.0%
Busan City Gas	2,850	77,917

COMMON STOCK — continued
	Shares	Value
SOUTH KOREA (continued)
Celltrion *	3,649	$158,413
CJ	271	28,358
Daesung Holdings	1,980	16,053
Daewon San Up *	3,294	26,551
Daewoo Shipbuilding & Marine Engineering	6,150	193,936
Daou Technology	7,410	101,641
Dongil Industries	1,050	52,166
Dongwon Development *	849	14,127
E-Mart	752	180,069
Eugene Investment & Securities *	2,670	5,512
Green Cross	866	106,949
Hana Financial Group	3,230	124,541
Hankook Tire	1,827	107,303
Hanwha Timeworld	1,530	47,021
Hotel Shilla	4,741	306,160
Hyundai Heavy Industries	840	200,745
Hyundai Home Shopping Network	718	113,716
Hyundai Hysco *	4,050	160,740
Hyundai Marine & Fire Insurance	14,000	400,566
Hyundai Mobis	500	141,174
Hyundai Motor Company	3,950	942,116
Hyundai Steel *	1,972	162,668
INTOPS	1,122	23,905
JB Financial Group *	6,630	45,377
KB Financial Group ADR	8,400	326,004
Kia Motors	19,753	1,148,961
KISCO	520	13,922
Kolao Holdings	5,869	171,796
KT ADR	27,600	457,608
Kunsul Chemical Industrial	1,460	39,709
KyungDong City Gas	567	46,557
Kyungnam Energy	9,300	47,870
LG Chemical	452	127,621
LG Display	10,270	241,561
LG Display ADR	14,541	170,130
LG Telecom	14,080	161,275
Meritz Finance Group	73,350	376,863
Mi Chang Oil Industrial	353	26,123
NAVER	211	118,753
OCI *	857	155,120
Paradise	49,789	1,276,701
POSCO	536	159,928
Posco ICT	14,435	111,452

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2013

COMMON STOCK — continued
	Shares	Value
SOUTH KOREA (continued)
Redcap Tour *	593	$8,833
S&T Holdings	5,440	101,543
Sam Young Electronics	3,050	27,172
Samsung Electronics	2,179	3,009,413
Samsung Electronics GDR	1,502	1,043,139
Samsung SDI	918	153,180
SeAH Holdings	100	9,267
Sewon Precision Industry *	440	10,453
Shinsegae Information and Communication*	195	12,813
SK Hynix	15,612	470,237
SK Telecom	1,213	259,582
SK Telecom ADR	12,282	300,663
Sung Kwang Bend	4,609	126,223
YESCO	2,070	68,203
Young Poong	73	97,035
Yuhan	938	165,360

		14,778,794

SPAIN — 0.6%
Abertis Infraestructuras	9,850	211,307
Amadeus IT Holding, Cl A	4,163	154,591
Banco Bilbao Vizcaya Argentaria	13,275	155,531
Banco Popular Espanol *	25,096	142,839
CaixaBank	38,410	199,688
Enagas	8,971	239,833
Ence Energia y Celulosa S.A	29,718	119,435
Grifols	5,500	225,560
Iberdrola	27,289	171,476
Inditex	9,338	1,534,125
Red Electrica	4,207	262,241
Repsol	5,417	145,481
Telefonica	41,114	724,858
Zardoya Otis	7,474	130,197

		4,417,162

SWEDEN — 0.9%
Assa Abloy, Cl B	2,217	110,062
Atlas Copco, Cl A	8,044	223,194
Autoliv	1,934	172,571
Axfood	2,345	121,411
Axis Communications	3,846	132,829
Hennes & Mauritz, Cl B	11,387	492,027
Hexpol	1,620	121,749
Holmen, Cl B	3,042	101,071

COMMON STOCK — continued
	Shares	Value
SWEDEN (continued)
Hufvudstaden, Cl A	7,488	$98,048
Intrum Justitia	12,658	336,958
Investment Kinnevik, Cl B	8,321	306,642
Investor, Cl B	8,010	257,356
Millicom International Cellular	875	80,680
Securitas, Cl B	10,349	118,182
Skanska, Cl B	6,356	122,509
SKF, Cl B	4,224	111,922
Swedbank, Cl A	22,000	573,761
Swedish Orphan Biovitrum *	13,187	126,171
Tele2, Cl B	13,793	166,451
Telefonaktiebolaget LM Ericsson, Cl B	47,365	565,379
Telefonaktiebolaget LM Ericsson ADR	147,560	1,769,244
TeliaSonera	48,088	398,504
Wallenstam, Cl B	7,242	100,639

		6,607,360

SWITZERLAND — 2.8%
Adecco	27,600	2,036,502
Airtac International Group	35,000	253,748
Burckhardt Compression Holding	264	105,763
Cie Financiere Richemont	843	86,451
Credit Suisse Group	72,268	2,248,444
Dufry *	780	126,110
EMS-Chemie Holding	499	181,897
Forbo Holding	165	129,476
Geberit	1,355	405,149
Georg Fischer	218	150,403
Givaudan	393	557,871
Kaba Holding *	343	146,768
Kuehne + Nagel International	18,404	2,326,488
Kuoni Reisen Holding	304	128,656
Mobimo Holding	450	94,230
Nestle	28,916	2,087,395
Novartis	4,199	326,026
Partners Group Holding	741	191,998
Roche Holding	12,524	3,467,271
Schindler Holding	2,558	362,831
SGS	226	529,537
Sika	41	129,279
Straumann Holding	636	126,590
Swatch Group	436	278,942

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2013

COMMON STOCK — continued
	Shares	Value
SWITZERLAND (continued)
Swiss Life Holding	4,257	$845,911
Swisscom	429	218,956
Syngenta	1,459	589,324
TE Connectivity	39,200	2,018,408
UBS	28,600	553,497
Vontobel Holding	3,710	148,629

		20,852,550

TAIWAN — 1.2%
Advanced Semiconductor Engineering ADR	69,238	341,343
Advantech	21,000	134,737
AU Optronics ADR *	61,493	194,318
Cheng Shin Rubber Industry *	61,000	162,780
Chicony Electronics	41,000	102,013
China Steel Chemical	24,000	143,774
ChipMOS Technologies	10,616	169,538
Chunghwa Telecom	221,000	711,605
Chunghwa Telecom ADR	283	9,011
Compal Electronics	222,000	173,794
Delta Electronics	135,000	700,744
E.Sun Financial Holding	147,300	98,519
Formosa Chemicals & Fibre	88,580	255,976
Formosa Plastics	135,200	367,227
Fubon Financial Holding	182,000	266,376
Giant Manufacturing	21,000	157,610
Ginko International	24,000	458,279
Hermes Microvision	13,000	425,229
Hiwin Technologies	56,000	442,213
Hon Hai Precision Industry	170,900	433,365
Hon Hai Precision Industry GDR	89,621	444,699
Hotai Motor *	12,000	142,957
MediaTek	12,000	164,196
Nan Ya Plastics	70,590	160,981
Novatek Microelectronics	26,000	103,099
Pou Chen	146,000	177,906
Powertech Technology	55,000	99,219
President Chain Store	39,000	284,076
Senao International	30,000	95,781
Silicon Motion Technology ADR	11,980	148,432
Standard Foods	67,650	207,236
Taiwan Mobile	22,000	75,257
Taiwan Semiconductor Manufacturing ADR	38,418	707,275
Teco Electric & Machinery	92,000	98,170

COMMON STOCK — continued
	Shares	Value
TAIWAN (continued)
Uni-President Enterprises	87,000	$165,830
United Microelectronics	563,000	238,580

		9,062,145

THAILAND — 0.7%
Advanced Info Service	63,400	519,422
Airports of Thailand	46,300	315,361
Bangchak Petroleum	350,100	374,003
Bangkok Dusit Medical Services *	22,500	96,868
Bank of Ayudhya *	132,400	162,708
BEC World	86,900	162,632
Central Pattana *	65,900	98,453
Charoen Pokphand Foods	125,000	97,590
CP ALL PLC	141,000	177,807
Delta Electronics Thailand	80,500	123,498
Glow Energy *	76,800	179,508
Home Product Center	227,300	84,713
Kasikornbank	27,300	170,159
Krung Thai Bank	414,600	270,406
Krungthai Card	53,500	58,871
Minor International	114,200	101,817
PTT	38,500	392,112
PTT Exploration & Production	30,000	162,410
PTT Global Chemical	94,800	239,094
Siam City Cement *	7,400	94,625
Siam Commercial Bank	32,700	172,824
Telecomasia *	426,700	124,754
Thaicom *	4,000	5,109
Thanachart Capital	548,400	607,865
Tisco Financial Group	52,900	74,782

		4,867,391

TURKEY — 0.4%
Asya Katilim Kankasi Banskasi *	97,865	99,520
BIM Birlesik Magazalar	10,970	230,253
Coca-Cola Icecek	6,170	176,948
Enka Insaat ve Sanayi	63,177	184,824
Eregli Demir ve Celik Fabrikalari	192,356	266,913
Ford Otomotiv Sanayi	7,400	104,165
Haci Omer Sabanci Holding	61,774	293,359
Kiler Gayrimenkul Yatirim Ortakligi ‡ *	95,688	67,587
KOC Holding	46,300	227,296
TAV Havalimanlari Holding	23,048	167,412
Tupras Turkiye Petrol Rafinerileri	5,270	119,590

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2013

COMMON STOCK — continued
	Shares	Value
TURKEY (continued)
Turk Hava Yollari	27,152	$106,365
Turkcell Iletisim Hizmetleri *	52,014	323,093
Turkiye Halk Bankasi	16,424	132,873
Turkiye Is Bankasi, Cl C	95,081	261,012
Turkiye Sise ve Cam Fabrikalari	43,646	64,280
Turkiye Vakiflar Bankasi Tao, Cl D	86,832	208,788

		3,034,278

UNITED KINGDOM — 4.4%
Abcam	15,008	121,403
Admiral Group PLC	9,284	190,393
Afren *	85,747	216,818
Al Noor Hospitals Group *	20,016	272,798
Antofagasta	7,873	107,932
Aon PLC	2,595	205,239
ARM Holdings PLC	51,097	807,416
AstraZeneca	33,357	1,769,819
Aveva Group	8,342	345,895
Aviva PLC	18,121	130,488
BAE Systems PLC	19,531	142,395
Barclays	133,379	563,739
Bellway PLC	11,187	269,778
Berkeley Group Holdings PLC	6,779	254,347
Betfair Group	8,032	129,430
BG Group	13,179	269,108
Booker Group PLC	156,559	376,794
BP PLC	26,793	207,369
British Sky Broadcasting Group PLC	8,043	120,902
Britvic	42,851	429,424
BTG *	18,406	123,834
Bunzl	15,439	340,877
Burberry Group PLC	25,917	637,879
Cable & Wireless Communications PLC	140,214	105,194
Centrica PLC	84,694	479,915
Cobham PLC	34,964	161,570
Compass Group PLC	13,006	187,060
Countrywide	26,292	235,236
Croda International	6,088	237,792
Delphi Automotive PLC	28,100	1,607,320
Diageo	150,051	4,780,594
Dixons Retail PLC *	568,305	445,955
Domino’s Pizza Group PLC	12,986	122,016
Elementis	76,699	318,641

COMMON STOCK — continued
	Shares	Value
UNITED KINGDOM (continued)
EnQuest *	51,639	$110,536
Filtrona PLC	44,447	558,376
Foxtons Group PLC *	52,334	267,473
Genel Energy PLC *	12,035	183,322
Genus	4,760	100,745
GlaxoSmithKline PLC	13,264	349,534
Great Portland Estates PLC ‡	40,032	367,796
Halma	39,998	351,771
Hays	179,800	358,925
Henderson Group	84,205	289,473
Hikma Pharmaceuticals	9,138	175,970
HSBC Holdings	18,779	206,249
Hunting	7,505	107,340
IG Group Holdings	24,594	241,930
International Personal Finance	5,711	52,882
Intertek Group	9,496	507,330
J Sainsbury	24,477	154,828
Jazztel *	13,780	151,176
Johnson Matthey	3,143	151,387
Jupiter Fund Management	42,377	270,908
Micro Focus International	8,920	117,066
Monitise PLC *	414,172	368,569
National Grid PLC	27,818	349,916
Ocado Group PLC *	48,127	334,907
Pearson	30,683	641,535
Phoenix Group Holdings	22,082	275,463
Randgold Resources	891	66,289
Reckitt Benckiser Group PLC	2,985	232,034
Rexam	36,000	299,870
Rightmove PLC	6,335	269,380
Rolls-Royce Holdings PLC	167,349	3,085,788
Rotork PLC	5,544	254,501
RSA Insurance Group	51,010	105,018
Sage Group	21,940	118,588
Serco Group PLC	20,359	181,826
Shaftesbury PLC ‡	10,627	101,214
Shire PLC	9,743	429,763
Soco International	17,128	109,331
SSE	18,778	426,342
Standard Chartered PLC	7,421	178,425
Subsea 7	25,761	544,815
Telecom Plus	5,050	124,940
Ultra Electronics Holdings	2,889	89,588

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2013

COMMON STOCK — continued
	Shares	Value
UNITED KINGDOM (continued)
Victrex PLC	3,824	$101,169
Vodafone Group PLC	300,406	1,081,359
WH Smith PLC	8,647	124,921
Whitbread PLC	3,366	185,282
WM Morrison Supermarkets	88,350	398,919

		32,270,139

UNITED STATES — 48.3%
Consumer Discretionary — 8.0%
Advance Auto Parts	4,446	440,954
Amazon.com	300	109,209
Amcon Distributing	602	48,461
Ark Restaurants	2,100	44,520
AutoZone *	3,347	1,454,907
Ballantyne Strong *	10,200	50,898
Bassett Furniture Industries	15,800	221,200
BJ’s Restaurants	5,100	138,006
Bob Evans Farms	3,617	206,494
BorgWarner	5,077	523,591
Bravo Brio Restaurant Group	1,900	28,367
Brown Shoe Company	500	11,220
Build-A-Bear Workshop, Cl A *	2,200	17,292
Burlington Stores *	23,017	616,625
CarMax	3,183	149,569
Carmike Cinemas *	13,100	299,859
Carriage Services, Cl A	20,600	413,854
Cavco Industries *	200	11,714
Century Casinos *	6,900	40,296
Christopher & Banks	20,400	117,708
Comcast, Cl A	26,144	1,243,932
Conn’s *	5,117	309,272
Cracker Barrel Old Country Store	1,770	194,470
CSS Industries	3,000	77,670
CST Brands	3,809	122,802
Cumulus Media, Cl A *	20,400	121,992
Dana Holding	25,166	493,254
Deckers Outdoor *	4,158	286,195
Delta Apparel *	2,900	54,810
Destination Maternity	14,986	468,163
DeVry	32,215	1,156,519
DIRECTV *	33,700	2,105,913
Dixie Group *	21,610	272,286
Dollar General	7,800	450,684
Dollar Tree	11,150	651,160
Entercom Communications, Cl A	8,700	76,299

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Consumer Discretionary (continued)
Entravision Communications, Cl A	82,600	$556,724
Express *	6,800	157,828
Family Dollar Stores	4,398	302,934
Fiesta Restaurant Group *	9,700	411,183
Five Below	300	14,478
Flexsteel Industries	3,000	82,380
Ford Motor	8,000	136,880
Francesca’s Holdings *	5,800	104,342
Fred’s, Cl A	9,700	157,140
Gannett	20,300	561,701
General Motors	3,500	129,325
Genuine Parts	5,695	448,937
Group 1 Automotive	2,304	147,456
H&R Block	8,800	250,272
Harley-Davidson	5,600	358,624
Harman International Industries	6,900	559,038
Harte-Hanks	22,000	175,340
Hasbro	9,405	485,768
Haverty Furniture	3,400	94,554
hhgregg *	5,700	88,407
Home Depot	19,346	1,506,860
HomeAway *	36,390	1,078,964
Ignite Restaurant Group *	2,000	32,120
Interpublic Group of Companies	68,300	1,147,440
Kirkland’s *	12,100	214,775
Kohl’s	9,700	550,960
Krispy Kreme Doughnuts	5,500	133,430
Lamar Advertising, Cl A	4,590	209,809
Las Vegas Sands	14,663	1,029,636
La-Z-Boy, Cl Z	11,500	265,420
LeapFrog Enterprises, Cl A *	3,900	33,384
Lear	5,800	448,862
Lennar, Cl A	43,910	1,561,000
Libbey	6,135	130,982
Liberty Interactive, Cl A *	76,900	2,073,224
Lifetime Brands	11,500	180,090
LIN Media, Cl A *	1,300	31,941
Lumber Liquidators Holdings *	140	15,987
Macy’s	9,550	440,351
Marcus	3,700	53,132
MarineMax *	6,990	102,963
McDonald’s	9,856	951,301
Meredith	3,411	174,984

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2013

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Consumer Discretionary (continued)
Mohawk Industries *	2,750	$364,155
Monarch Casino & Resort *	16,500	279,015
Monroe Muffler Brake	2,106	96,876
Motorcar Parts & Accesories *	29,000	396,720
Murphy USA *	1,652	67,038
Nautilus *	53,000	421,880
New York Times, Cl A	58,000	802,140
Newell Rubbermaid	18,850	558,526
OfficeMax	15,800	236,684
Orbitz Worldwide *	22,800	210,672
O’Reilly Automotive	5,799	717,974
Outerwall *	3,378	219,502
Perry Ellis International	4,400	83,644
PetSmart	4,295	312,504
Pier 1 Imports	11,442	238,909
Potbelly *	24,894	672,138
PVH	5,000	622,850
Ralph Lauren, Cl A	11,145	1,846,058
ReachLocal	16,191	198,987
Restoration Hardware Holdings *	31,361	2,187,116
RG Barry	5,500	104,940
Rick’s Cabaret International *	17,500	197,575
Rocky Brands	12,700	192,532
Ross Stores	8,547	661,111
Scholastic	16,000	459,040
Scientific Games, Cl A	30,590	559,185
SFX Entertainment *	52,802	453,041
Shiloh Industries	5,986	98,290
Sinclair Broadcast Group, Cl A	2,700	86,562
Smith & Wesson Holding *	8,200	88,396
Sonic *	2,400	46,320
Stage Stores	5,222	107,834
Standard Motor Products	4,400	159,104
Staples	49,000	789,880
Starbucks	60,452	4,899,635
Starwood Hotels & Resorts Worldwide	16,198	1,192,497
Steiner Leisure *	5,652	316,625
Stoneridge *	43,500	555,060
Tenneco *	4,600	244,122
Tesla Motors *	3,110	497,413
Tilly’s, Cl A *	9,700	141,232
TJX	47,794	2,905,397

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Consumer Discretionary (continued)
Tower International *	12,200	$258,884
TRW Automotive Holdings	8,100	608,391
Universal Electronics *	5,600	217,896
VOXX International, Cl A *	12,500	193,875
Williams-Sonoma	3,950	207,138
Wynn Resorts	2,100	349,125
Yum! Brands	5,857	396,050

		58,141,629

Consumer Staples — 2.4%
Beam	4,200	282,660
Brown-Forman, Cl B	6,700	488,966
Bunge	6,600	542,058
Church & Dwight	6,898	449,405
Clorox	1,200	108,228
Coca-Cola	26,303	1,040,810
Coca-Cola Bottling Consolidated	400	25,328
Coffee Holding	10,700	57,138
Colgate-Palmolive	1,600	103,568
Costco Wholesale	6,184	729,712
Darling International *	11,700	272,259
Female Health	21,500	204,680
Hain Celestial Group	1,226	102,040
Hershey	2,950	292,758
Hormel Foods	9,744	423,474
Ingles Markets, Cl A	4,500	116,145
Ingredion	7,700	506,352
Inventure Foods *	24,900	280,374
J&J Snack Foods	1,300	111,241
John B Sanfilippo & Son	18,700	459,646
Kroger	23,000	985,320
McCormick	5,833	403,352
Mead Johnson Nutrition, Cl A	2,715	221,707
Molson Coors Brewing, Cl B	11,000	594,000
Nash Finch	3,200	89,792
Nature’s Sunshine Products	8,900	168,121
Nu Skin Enterprises, Cl A	1,500	175,395
Omega Protein *	31,700	296,712
Orchids Paper Products	7,800	237,900
Pantry *	5,300	70,967
Pilgrim’s Pride	19,221	272,362
Post Holdings *	4,130	177,383
Pricesmart	13,413	1,526,265
Procter & Gamble	15,478	1,249,848

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2013

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Consumer Staples (continued)
Rite Aid *	19,379	$103,290
Roundy’s	31,500	292,950
Sanderson Farms	4,400	278,124
Seneca Foods, Cl A *	4,600	134,872
Spartan Stores	11,600	272,948
Spectrum Brands Holdings	900	59,328
SUPERVALU	13,927	97,907
Sysco	8,400	271,656
TreeHouse Foods *	3,275	239,927
Universal	1,912	101,393
USANA Health Sciences *	4,174	284,792
Village Super Market, Cl A	300	10,998
Walgreen	20,200	1,196,648
Wal-Mart Stores	14,938	1,146,492
Weis Markets	2,205	112,830

		17,670,121

Energy — 2.6%
Adams Resources & Energy	1,800	93,186
Approach Resources	5,098	143,509
Bonanza Crekk Energy	1,844	93,196
Broadwind Energy *	10,600	77,380
Cameron International *	6,800	373,048
Carrizo Oil & Gas	7,203	315,780
Chevron	14,700	1,763,412
Cobalt International Energy *	22,440	520,832
Comstock Resources	4,100	70,151
Contango Oil & Gas	2,768	118,609
Delek US Holdings	6,730	171,952
Emerald Oil *	35,100	305,370
EPL Oil & Gas *	2,498	79,636
Equal Energy *	5,300	25,122
Evolution Petroleum *	20,000	241,200
Exxon Mobil	9,910	888,134
FMC Technologies *	12,400	626,820
Forum Energy Technologies *	3,301	96,587
Frank’s International	32,206	985,182
Gastar Exploration *	50,700	219,024
Green Plains Renewable Energy	15,500	250,015
Gulfport Energy *	8,116	476,328
Hercules Offshore	13,316	90,549
Hess	6,500	527,800
Jones Energy *	5,700	91,257
Kodiak Oil & Gas	26,047	337,830

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Energy (continued)
Marathon Oil	13,850	$488,351
Marathon Petroleum	7,200	515,952
Matrix Service *	10,700	222,453
McDermott International *	90,000	636,300
Murphy Oil	6,610	398,715
Natural Gas Services Group *	200	5,598
Nordic American Tankers	11,364	92,730
Northern Oil and Gas *	3,400	55,862
Occidental Petroleum	8,780	843,582
Oceaneering International	3,650	313,462
PDC Energy *	4,368	296,194
PostRock Energy *	5,407	7,894
Renewable Energy Group *	20,700	225,837
Resolute Energy *	11,560	108,433
REX American Resources *	4,400	126,896
Rex Energy *	15,080	324,220
RigNet	9,200	339,112
Rosetta Resources *	5,671	339,920
Sanchez Energy *	4,587	130,775
Schlumberger	23,159	2,170,461
SemGroup, Cl A	1,870	112,929
Spectra Energy	11,937	424,599
Stone Energy *	2,713	94,575
Tesco *	1,600	27,488
TGC Industries	900	6,633
Triangle Petroleum *	2,800	29,596
Vaalco Energy *	18,700	98,549
Valero Energy Corp.	27,878	1,147,737
Warren Resources *	98,700	308,931
Western Refining	3,730	120,367
Whiting Petroleum *	5,050	337,795

		19,333,855

Financials — 7.8%
Acadia Realty Trust ‡	11,995	319,907
Access National	9,100	132,223
ACE	900	85,896
Alleghany *	300	121,626
American Capital Agency ‡	11,928	259,076
American Equity Investment Life Holding	13,812	287,842
American Express	1,400	114,520
American International Group	44,400	2,293,260

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2013

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Financials (continued)
American Realty Capital Properties ‡	64,600	$857,242
Ameriprise Financial	8,000	804,320
Ameris Bancorp	11,424	209,059
Annaly Capital Management ‡	11,627	137,082
Apollo Commercial Real Estate Finance ‡	11,300	182,043
Associated Estates Realty ‡	7,900	121,186
Asta Funding	5,900	50,622
Aviv ‡	4,660	118,364
Axis Capital Holdings	2,000	94,840
Bank of America	210,400	2,937,184
Bank of Commerce Holdings	13,200	72,600
Bank of Kentucky Financial	4,800	138,288
Banner	7,460	285,420
Bar Harbor Bankshares	4,018	151,639
Berkshire Hathaway, Cl B *	1,100	126,588
BofI Holding *	5,100	308,142
Brookfield Office Properties	4,900	91,547
Brown & Brown	4,000	127,720
C&F Financial	2,400	129,384
Calamos Asset Management, Cl A	16,500	162,030
Camden Property Trust ‡	1,423	91,357
Capital One Financial	51,400	3,529,638
CapLease ‡	11,000	93,500
CBRE Group, Cl A	3,750	87,113
Cedar Realty Trust ‡	23,600	134,756
Center Bancorp	17,500	261,800
Chubb	1,400	128,912
Cincinnati Financial	9,100	455,000
Citigroup	79,464	3,876,254
Citizens & Northern	4,200	82,992
City Holding	4,297	195,513
CNO Financial Group	36,416	567,361
CoBiz Financial	17,800	193,130
CoreSite Realty ‡	13,309	431,744
Crawford, Cl B	27,300	300,027
Credit Acceptance	621	73,197
CubeSmart ‡	14,589	266,541
CYS Investments ‡	11,300	95,937
Dime Community Bancshares	16,800	274,848
Discover Financial Services	2,400	124,512
DuPont Fabros Technology ‡	11,300	280,805

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Financials (continued)
Dynex Capital ‡	15,800	$136,512
Eastern Insurance Holdings *	600	14,664
Eaton Vance	6,100	255,041
EMC Insurance Group	7,100	241,684
Enterprise Financial Services	17,800	320,934
Essent Group *	7,345	154,245
Everest Re Group	1,689	259,667
FBR *	3,300	87,450
Federal Agricultural Mortgage, Cl C	6,700	239,123
Federated National Holding	16,700	171,175
Fidelity National Financial, Cl A	4,100	115,415
Fifth Third Bancorp	30,900	588,027
Financial Institutions	10,200	241,434
First Bancorp	4,900	85,309
First Commonwealth Financial	21,900	190,311
First Community Bancshares	17,800	297,082
First Defiance Financial	10,500	271,110
First Financial	4,000	138,160
First Industrial Realty Trust ‡	15,016	271,339
First Republic Bank	7,587	387,468
Flushing Financial	5,800	116,522
Gain Capital Holdings	19,200	201,024
GAMCO Investors	400	28,604
Greenlight Capital Re, Cl A *	7,300	224,767
Hanover Insurance Group	4,300	251,722
Hartford Financial Services Group	11,900	401,030
Hatteras Financial ‡	5,134	93,439
HCI Group	13,700	601,978
Heartland Financial USA	2,080	55,099
Heritage Commerce	25,878	201,590
Heritage Financial Group	8,600	147,748
Horizon Bancorp	7,600	164,996
Iberiabank	3,275	191,358
ICG Group *	31,391	511,987
Independence Holding	12,900	176,988
IntercontinentalExchange	8,490	1,636,278
International. FCStone *	4,500	92,070
Invesco	11,350	383,063
JPMorgan Chase	34,000	1,752,360
Kansas City Life Insurance	3,300	151,470
KeyCorp	42,550	533,152
Kilroy Realty ‡	6,105	324,542

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2013

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Financials (continued)
Lakeland Bancorp	8,500	$96,900
Lincoln National	28,662	1,301,541
Loews	1,700	82,127
M&T Bank	3,200	360,096
Manning & Napier, Cl A	9,300	154,380
Marlin Business Services	11,100	306,027
McGraw Hill Financial	4,500	313,560
Meadowbrook Insurance Group	10,400	69,056
Medallion Financial	15,700	238,326
Medley Capital	14,765	205,824
Merchants Bancshares	5,400	161,892
MetLife	29,529	1,397,017
MGIC Investment	12,361	100,619
MicroFinancial	7,000	60,130
MidWestOne Financial Group	5,100	134,742
Mortgage Investment Trust ‡	4,700	76,798
National Penn Bancshares	21,888	226,979
Nelnet, Cl A	11,192	477,115
New York Community Bancorp	16,100	260,981
New York Mortgage Trust ‡	26,700	171,414
NewBridge Bancorp *	34,208	255,192
Northern Trust	14,200	801,164
NorthStar Realty Finance ‡	24,140	225,226
OceanFirst Financial	15,000	263,850
Ocwen Financial *	1,795	100,933
Orrstown Financial Services *	2,300	38,479
Pacific Continental	9,300	128,154
Pacific Premier Bancorp *	6,700	93,197
Park Sterling	33,400	217,434
PartnerRe	7,539	755,483
Pebblebrook Hotel Trust ‡	6,943	209,679
Peoples Bancorp	3,100	69,502
Plum Creek Timber ‡	2,000	90,800
Potlatch ‡	7,165	292,547
Primerica	6,833	293,477
Prospect Capital	13,075	148,270
Protective Life	7,307	336,707
Provident Financial Holdings	11,200	169,792
PS Business Parks ‡	3,017	245,855
Raymond James Financial	21,150	965,497
Regional Management *	8,400	268,884
Republic Bancorp, Cl A	2,600	59,852
Resource Capital ‡	15,100	92,865

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Financials (continued)
Ryman Hospitality Properties ‡	35,951	$1,326,951
Sabra Health Care ‡	10,543	283,607
Solar Capital	5	115
Southside Bancshares	8,505	232,186
State Bank Financial	14,212	242,457
State Street	9,950	697,197
Sterling Financial	4,735	137,126
Strategic Hotels & Resorts ‡ *	32,209	280,218
Suffolk Bancorp *	4,300	84,065
Summit Hotel Properties ‡	15,100	138,769
SunTrust Banks	18,150	610,566
SVB Financial Group	4,127	395,284
Synovus Financial	132,128	429,416
Taubman Centers ‡	4,500	296,055
Teche Holding	2,400	120,720
Torchmark	1,400	102,004
Travelers	1,700	146,710
Tree.com	12,100	357,071
Union First Market Bankshares	11,700	282,204
United Community Banks *	21,883	341,156
Universal Insurance Holdings	48,857	383,039
Univest Corp of Pennsylvania	10,900	217,673
Washingtion ‡	7,600	199,196
Washington Banking	22,347	380,122
Washington Trust Bancorp	3,800	124,982
Wells Fargo	22,956	979,992
West Bancorporation	7,667	105,958
Wilshire Bancorp	30,588	259,080
Winthrop Realty Trust ‡	3,900	45,903
Wintrust Financial	7,280	316,753
WR Berkley	2,400	105,384

		56,912,846

Health Care — 7.2%
Abbott Laboratories	15,700	573,835
AbbVie	16,107	780,384
ACADIA Pharmaceuticals *	4,429	100,671
Accuray *	43,163	291,350
AcelRx Pharmaceuticals *	14,800	99,456
Addus HomeCare *	1,000	25,850
Aegerion Pharmaceuticals	1,186	98,225
Aetna	12,200	764,940
Agilent Technologies	9,950	505,062
Albany Molecular Research *	35,500	465,050

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2013

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Health Care (continued)
Alere *	3,500	$118,055
Align Technology	2,900	165,474
Allergan	6,000	543,660
Alliance HealthCare Services *	3,400	85,714
Almost Family	4,100	78,843
Alnylam Pharmaceuticals *	1,682	96,900
AMAG Pharmaceuticals *	6,100	164,578
Amgen	5,200	603,200
AMN Healthcare Services *	21,300	264,120
Amsurg, Cl A	1,300	55,757
Anika Therapeutics *	26,200	782,594
Antares Pharma *	40,200	160,800
Array BioPharma *	26,000	130,520
ArthroCare	4,356	163,089
AtriCure *	8,900	123,265
Auxilium Pharmaceuticals	8,000	137,680
Becton Dickinson & Company	3,847	404,435
Biodel *	18,800	47,564
Biogen Idec	12,956	3,163,726
BioTelemetry *	17,500	159,950
Boston Scientific *	60,000	701,400
Bristol-Myers Squibb	66,620	3,498,882
Capital Senior Living *	15,411	341,816
Cardinal Health	9,300	545,538
Cardiovascular Systems *	14,200	430,970
CareFusion *	24,097	934,241
Celgene *	10,913	1,620,471
Celldex Therapeutics	4,121	94,412
Cempra *	9,800	111,328
Centene *	2,700	151,632
Cerner	12,400	694,772
Charles River Laboratories International *	12,600	620,046
Cigna	4,850	373,353
Clovis Oncology *	900	45,999
Columbia Laboratories *	4,300	30,960
Cornerstone Therapeutics *	1,300	12,311
CR Bard	3,892	530,168
CryoLife	12,800	115,072
Cubist Pharmaceuticals *	1,511	93,682
Cumberland Pharmaceuticals *	9,900	48,411
Cynosure, Cl A	10,200	220,422
Cytokinetics *	18,000	108,180

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Health Care (continued)
Edwards Lifesciences *	8,514	$555,028
Eli Lilly	12,363	615,925
Emergent Biosolutions *	6,000	117,180
Endocyte *	10,270	107,116
Exactech *	6,700	152,090
Five Star Quality Care *	49,900	252,993
Fonar *	8,200	89,298
Forest Laboratories	11,500	540,845
Gentiva Health Services	15,200	174,040
Gilead Sciences	81,053	5,753,952
Greatbatch	7,400	282,088
HealthStream *	5,800	207,176
HeartWare International *	217	15,745
Henry Schein *	3,280	368,770
Hill-Rom Holdings	6,000	247,740
Hospira	33,660	1,363,903
Icad *	19,100	171,709
Infinity Pharmaceuticals	3,000	40,650
Insys Therapeutics *	7,000	279,230
Intercept Pharmaceuticals *	2,600	141,024
Invacare	4,500	96,615
Isis Pharmaceuticals	4,565	151,878
Johnson & Johnson	15,004	1,389,521
KaloBios Pharmaceuticals *	600	2,406
Lannett *	29,000	684,690
LHC Group *	8,500	175,100
MedAssets *	13,400	308,602
Medical Action Industries *	13,400	81,204
Medicines *	3,019	102,405
Medtronic	36,800	2,112,320
Merck	24,027	1,083,377
Merrimack Pharmaceuticals *	9,000	24,120
MWI Veterinary Supply *	846	134,209
Nektar Therapeutics	22,733	216,191
NPS Pharmaceuticals	44,583	1,283,099
Omnicell	6,000	138,420
OncoGenex Pharmaceutical	7,600	53,428
Pacira Pharmaceuticals *	5,610	283,361
Perrigo	3,734	514,881
Pfizer	3,800	116,584
PharMerica	19,200	283,392
PhotoMedex *	17,700	223,728
Providence Service *	19,100	570,899

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2013

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Health Care (continued)
Puma Biotechnology *	1,300	$49,803
Questcor Pharmaceuticals	5,800	355,946
Regulus Therapeutics *	3,600	25,092
Repligen *	36,500	399,310
Rockwell Medical *	18,240	210,125
Sciclone Pharmaceuticals *	23,700	112,101
Seattle Genetics *	2,477	95,687
Select Medical Holdings	68,200	578,336
Spectranetics *	17,631	368,311
St. Jude Medical	7,800	447,642
Staar Surgical *	20,200	267,448
Streamline Health Solutions *	25,200	205,380
Sucampo Pharmaceuticals, Cl A *	16,700	103,540
Sunesis Pharmaceuticals *	22,400	112,224
SurModics *	11,100	261,738
Targacept *	4,300	20,425
TearLab *	36,700	382,781
United Therapeutics *	10,895	964,425
Utah Medical Products	474	26,383
Varian Medical Systems *	8,500	616,930
Vascular Solutions *	13,200	258,984
ViroPharma *	3,360	130,435
Waters *	2,572	259,566
WellCare Health Plans *	4,070	271,388
Zalicus *	15,500	67,890
Zeltiq Aesthetics *	5,400	70,038
Zimmer Holdings	7,400	647,278
Zoetis, Cl A	41,850	1,324,971

		52,619,922

Industrials — 5.7%
3M	1,103	138,813
AAR	1,100	32,208
Aceto	78,538	1,252,681
AGCO	19,400	1,132,572
Air Transport Services Group *	20,400	147,696
Alamo Group	3,600	169,884
Alaska Air Group	2,903	205,126
Allegiant Travel, Cl A	1,089	113,550
AMERCO	1,635	330,156
AMETEK	3,600	172,188
Astronics *	7,760	380,706
Astronics, Cl B *	1,552	75,660
Avis Budget Group *	4,497	140,891

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Industrials (continued)
Barrett Business Services	10,657	$887,408
Beacon Roofing Supply *	5,798	201,249
Caterpillar	5,600	466,816
Ceco Environmental	20,097	354,712
Celadon Group	8,900	165,006
CH Robinson Worldwide	6,263	374,152
Cintas	2,000	107,540
Coleman Cable	28,521	701,616
Columbus McKinnon	11,100	288,711
Consolidated Graphics *	2,000	128,180
Con-way	11,300	465,560
Courier	6,700	113,833
Covenant Transportation Group, Cl A *	16,300	106,439
Danaher	1,900	136,971
Deere	7,500	613,800
Delta Air Lines	9,413	248,315
Deluxe	300	14,127
Dover	6,150	564,509
Ducommun *	9,000	223,740
Dun & Bradstreet	5,925	644,581
Emerson Electric	1,600	107,152
EnerSys	1,500	99,525
Equifax	1,700	109,939
Esterline Technologies	4,422	354,467
Expeditors International of Washington	7,855	355,753
FedEx	21,414	2,805,234
Flow International	32,900	131,271
Generac Holdings	3,700	182,595
General Dynamics	1,100	95,293
General Electric	4,700	122,858
Global Brass & Copper Holdings *	6,500	121,745
GP Strategies *	12,400	347,448
Greenbrier *	9,000	238,860
Hardinge	2,200	32,538
Hawaiian Holdings	32,700	269,775
Hertz Global Holdings *	11,500	264,040
Huntington Ingalls Industries	2,100	150,255
Hurco	2,363	57,870
Hyster-Yale Materials Handling	3,400	266,696
John Bean Technologies	8,900	241,902
Kadant	10,021	358,752

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2013

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Industrials (continued)
Kelly Services, Cl A	6,384	$133,170
Kimball International, Cl B	8,000	93,600
L-3 Communications Holdings, Cl 3	9,091	913,191
LB Foster, Cl A	5,400	252,450
Leidos Holdings *	1,675	78,876
LMI Aerospace *	9,600	150,720
Lockheed Martin	14,331	1,910,896
LS Starrett, Cl A	4,684	53,257
Lydall	6,200	112,964
Manitex International *	25,800	333,594
Manpowergroup	6,600	515,460
MSC Industrial Direct, Cl A	5,700	435,309
Mueller Industries	1,853	111,717
MYR Group *	12,610	333,534
Nielson Holdings	3,900	153,816
NN	27,100	435,768
Norfolk Southern	6,200	533,324
Northrop Grumman	1,600	172,016
Pall	5,300	426,756
Park-Ohio Holdings *	22,908	948,620
Patrick Industries *	11,300	353,464
Pentair	29,025	1,947,287
PGT *	1,000	10,450
Ply Gem Holdings *	1,300	19,370
PowerSecure International *	24,700	446,576
Precision Castparts	5,860	1,485,217
Quality Distribution *	1,700	17,476
Raytheon	2,622	215,974
RBC Bearings	2,094	144,046
Republic Airways Holdings *	29,300	345,154
Rexnord	400	9,408
Rockwell Automation	1,200	132,492
Roper Industries	1,533	194,400
RPX	5,800	103,588
Rush Enterprises, Cl A	700	20,034
Safe Bulkers	11,800	88,028
Saia	23,650	769,334
SL Industries	3,400	91,800
Southwest Airlines	32,000	551,040
Sparton *	10,400	274,456
Spirit Airlines	13,688	590,637
Stanley Black & Decker	3,000	237,270
Stericycle *	3,817	443,535

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Industrials (continued)
Swift Transportation, Cl A	11,400	$248,406
Sypris Solutions	6,800	21,692
Tennant	1,996	121,137
Timken	4,216	222,647
Trinity Industries	5,877	297,553
Tyco International	20,050	732,828
UniFirst	3,330	342,391
Union Pacific	600	90,840
United Parcel Service, Cl B	9,078	891,823
United Technologies	1,586	168,512
Universal Truckload Services	3,100	82,646
URS	5,648	306,235
USA Truck *	600	7,968
Verisk Analytics, Cl A *	7,700	527,604
Versar *	18,200	86,086
Wabash National *	10,700	124,762
Waste Management	7,000	304,780
Werner Enterprises	25,000	579,000
West	3,500	77,070
WW Grainger	824	221,631
Xerium Technologies *	41,300	495,187
XPO Logistics *	11,900	240,142
Xylem	26,400	910,800

		41,505,178

Information Technology — 10.1%
Activision Blizzard	8,500	141,440
Advanced Energy Industries *	9,700	202,536
Advent Software	3,100	104,005
Aeroflex Holding *	1,000	7,750
Akamai Technologies *	15,300	684,522
Alliance Fiber Optic Products	14,500	269,265
Alpha & Omega Semiconductor *	10,900	80,224
Amdocs	13,200	507,540
Amphenol, Cl A	1,500	120,435
AOL	11,144	403,859
Apple	11,219	5,860,245
Aspen Technology *	2,882	110,179
Atmel	35,040	255,091
Autobytel *	18,400	149,960
Automatic Data Processing	8,130	609,506
Avnet	2,600	103,220
AVX	19,000	251,750
Black Box	7,300	182,792

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2013

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Information Technology (continued)
Blucora	8,300	$196,129
Brightcove *	25,600	390,912
Cabot Microelectronics *	2,737	111,916
CACI International, Cl A	400	28,792
CalAmp *	24,033	565,496
Cardtronics	1,900	74,575
Cascade Microtech *	20,800	212,992
Cavium	50,890	2,051,376
Checkpoint Systems *	16,100	274,022
Cirrus Logic *	5,200	116,636
Cisco Systems	37,600	846,000
Citrix Systems	18,515	1,051,282
Cognizant Technology Solutions, Cl A *	8,421	732,038
Cohu	11,855	113,334
Compuware	9,458	101,011
Comverse	6,300	198,954
Constant Contact	2,600	67,366
CoreLogic	3,300	109,791
Corning	39,300	671,637
Cree	9,646	585,994
Datalink *	18,700	192,049
Dice Holdings	2,800	20,664
EchoStar, Cl A *	39,500	1,894,420
eGain *	23,300	267,484
ePlus	12,800	695,808
Euronet Worldwide *	8,465	367,381
Evolving Systems	13,900	144,977
Extreme Networks	41,000	219,760
Facebook, Cl A *	73,639	3,701,096
FactSet Research Systems	2,450	266,903
Fidelity National Information Services	3,100	151,125
FireEye *	9,990	378,121
First Solar * (A)	9,500	477,565
Fiserv	1,300	136,149
FLIR Systems	4,300	122,464
FormFactor *	32,600	170,172
Global Cash Access Holdings	17,900	148,570
Google, Cl A *	3,884	4,002,773
Hackett Group	32,100	228,552
Harris	6,200	384,152
IEC Electronics *	13,800	59,340
iGATE *	9,400	299,296

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Information Technology (continued)
Information Services Group *	57,700	$245,802
Insight Enterprises *	900	18,963
Integrated Silicon Solution *	9,000	97,020
Intel	111,157	2,715,566
Internap Network Services *	47,298	343,857
International Business Machines	5,733	1,027,411
Intuit	4,000	285,640
Itron *	18,000	768,060
j2 Global	1,802	99,074
Jabil Circuit	30,000	625,800
Juniper Networks	43,800	816,432
Key Tronic *	13,400	145,390
Kulicke & Soffa Industries	22,000	283,800
Lexmark International, Cl A	13,900	494,145
LinkedIn, Cl A *	10,920	2,442,476
LSI	54,700	463,856
Mastercard, Cl A	256	183,578
MAXIMUS	1,984	96,125
MaxLinear, Cl A *	35,619	308,461
Measurement Specialties	2,955	164,682
Methode Electronics	10,398	265,981
Microchip Technology	6,100	262,056
Micron Techonology	43,851	775,286
Microsemi	14,717	369,838
Microsoft	52,600	1,859,410
Molex, Cl A	15,000	577,500
MoneyGram International *	10,900	230,099
Motorola Solutions	6,128	383,123
NeoPhotonics *	20,500	145,345
NetSol Technologies *	12,900	100,491
NeuStar, Cl A	4,996	229,416
Nuance Communications *	42,000	653,520
NVIDIA	44,500	675,510
Oracle	91,911	3,079,018
Park City Group *	19,200	179,136
Paychex	14,050	593,753
PC Connection	21,800	435,782
PCM *	11,779	123,915
PDF Solutions *	19,700	452,509
Pegasystems	7,600	289,256
Perficient *	4,800	86,832
Photronics *	30,600	257,040
Plantronics	2,157	92,622

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2013

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Information Technology (continued)
Progress Software	11,346	$294,542
PTC *	21,100	584,892
QUALCOMM	8,221	571,113
Relm Wireless *	17,000	44,710
Rovi	7,900	132,404
Rudolph Technologies	8,800	93,280
Saba Software *	18,799	218,068
Salesforce.com *	33,990	1,813,706
Sanmina *	13,700	199,472
Science Applications International	957	33,734
Seachange International *	24,142	342,575
ServiceNow *	28,360	1,548,740
ShoreTel *	38,691	307,593
Silicon Image *	11,600	60,900
Skyworks Solutions	10,705	275,975
Speed Commerce *	79,649	292,312
Splunk	22,370	1,402,823
SS&C Technologies Holdings *	3,500	137,550
Stamps.com *	1,800	81,792
SunEdison *	10,080	93,744
SunPower, Cl A	2,907	87,762
support.com *	53,200	237,272
Synaptics	1,860	86,490
SYNNEX *	4,576	280,509
Synopsys	12,750	464,738
TeleCommunication Systems, Cl A	37,000	84,360
Telenav	7,900	57,275
TeleTech Holdings	4,416	116,891
Teradata	19,257	848,656
Tessco Technologies	7,500	265,725
TiVo *	7,700	102,333
Total System Services	3,900	116,337
Travelzoo *	2,500	53,825
TTM Technologies	5,100	44,625
Ubiquiti Networks	2,500	96,450
Unisys *	33,600	885,360
United Online	60,100	519,264
Verint Systems *	11,679	426,517
VeriSign *	7,866	426,967
Visa, Cl A	526	103,448
Vishay Intertechnology *	16,700	204,909
Wayside Technology Group	5,374	70,399
Web.com Group *	5,100	137,445

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Information Technology (continued)
Windstream Holdings	11,031	$94,315
Workday, Cl A *	23,100	1,729,497
XO Group *	10,334	143,436
Xyratex	15,100	150,094
Yelp, Cl A *	1,440	97,560
Zebra Technologies, Cl A *	10,700	516,917
Zix *	58,200	237,456

		73,833,726

Materials — 2.0%
Advanced Emissions Solutions *	1,200	45,324
Air Products & Chemicals	4,118	448,903
Airgas	2,950	321,756
Alcoa	64,000	593,280
American Pacific *	7,600	345,952
Ashland	4,669	432,116
Axiall	3,416	132,848
Balchem	2,135	122,250
Ball	2,000	97,780
Cabot	3,239	150,970
Calgon Carbon	5,565	111,022
Core Molding Technologies *	8,400	90,720
Crown Holdings	2,400	104,640
Ecolab	2,484	263,304
FMC	24,160	1,757,882
Friedman Industries	5,600	55,552
FutureFuel	16,400	285,524
Graphic Packaging Holding *	31,300	262,920
Hecla Mining	29,070	90,698
Huntsman	47,500	1,102,950
International Flavors & Fragrances	4,173	344,898
Kaiser Aluminum	2,419	163,162
KapStone Paper and Packaging	4,200	218,232
Landec *	22,900	268,159
Material Sciences *	10,100	93,728
Materion	4,900	146,069
MeadWestvaco	11,510	401,124
Minerals Technologies	2,336	132,288
Monsanto	21,005	2,203,004
Myers Industries	7,000	124,740
Neenah Paper	9,400	386,716
Noranda Aluminum Holding	11,700	31,824
Olin	4,000	90,040
Olympic Steel	1,900	52,003

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2013

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Materials (continued)
OMNOVA Solutions *	25,400	$220,980
Praxair	4,032	502,831
Quaker Chemical	500	37,955
Schweitzer-Mauduit International	4,001	247,582
Scorpio Tankers	8,795	101,494
Sealed Air	7,800	235,404
Sensient Technologies	9,631	502,064
Sherwin-Williams	4,020	755,760
Sigma-Aldrich	9,549	825,320
Stepan	1,631	96,017
United States Lime & Minerals *	200	11,112
Worthington Industries	1,100	44,594

		15,053,491

Telecommunication Services — 1.0%
8x8 *	32,800	375,888
AT&T	27,300	988,260
Crown Castle International	3,421	260,064
Fairpoint Communications *	4,700	43,898
Frontier Communications	15,091	66,551
IDT, Cl B	7,800	170,742
inContact *	47,500	360,525
Inteliquent	25,700	330,245
Iridium Communications	37,400	225,522
Level 3 Communications	88,850	2,714,368
magicJack VocalTec *	4,800	54,144
NTELOS Holdings	8,500	161,840
Premiere Global Services *	14,700	132,447
Shenandoah Telecommunications	1,100	30,503
Verizon Communications	26,445	1,335,737
Vonage Holdings *	106,000	395,380

		7,646,114

Utilities — 1.5%
ALLETE	1,974	99,746
Alliant Energy	6,514	340,161
Ameren	11,947	432,242
American Electric Power	7,537	353,033
American Water Works	13,850	593,750
Aqua America	9,651	243,012
Atmos Energy	4,995	221,129
Avista	3,612	100,377
Black Hills	5,823	295,343
Chesapeake Utilities	3,500	190,435

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Utilities (continued)
CMS Energy	3,900	$107,094
Consolidated Edison	1,300	75,686
Consolidated Water	8,500	127,840
Dominion Resources	9,100	580,125
DTE Energy	7,229	499,813
Duke Energy	8,709	624,697
Edison International	2,000	98,060
El Paso Electronic	2,836	99,742
Empire District Electric	5,206	117,083
Entergy	1,757	113,713
Integrys Energy Group	1,300	76,284
Laclede Group	3,049	143,516
MDU Resources Group	11,605	345,597
MGE Energy	1,868	105,187
New Jersey Resources	2,196	101,082
NextEra Energy	6,400	542,400
NiSource	17,950	565,784
Northeast Utilities	12,050	516,824
Northwest Natural Gas	2,328	101,105
NorthWestern	2,149	98,510
PG&E	1,607	67,253
Pinnacle West Capital	1,500	84,045
PNM Resources	8,821	210,998
Portland General Electric	7,839	224,979
PPL	3,100	94,953
Public Service Enterprise Group	3,900	130,650
Questar	6,450	152,607
SCANA	2,819	131,450
Sempra Energy	3,738	340,681
Southern	2,005	82,025
UIL Holdings	2,590	99,767
UNS Energy	6,331	313,258
WGL Holdings	2,257	101,588
Wisconsin Energy	10,500	442,155
Xcel Energy	13,834	399,249

		10,785,028

		353,501,910

Total Common Stock (Cost $566,576,816)		687,180,282

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2013

REGISTERED INVESTMENT COMPANIES — 3.5%
	Shares	Value
EXCHANGE TRADED FUNDS — 0.0%
iShares MSCI Frontier 100 Fund	7,553	$244,566
SPDR Gold Trust	570	72,812

		317,378

OPEN-END FUND — 3.5%
Oakmark International Small Cap Fund, Cl I	1,423,174	25,218,635

Total Registered Investment Companies (Cost $18,354,308)		25,536,013

PREFERRED STOCK — 0.3%
BRAZIL — 0.3%
Braskem *	42,470	376,888
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Cl Preference	5,600	277,725
Cia Energetica de Minas Gerais	16,800	149,462
Cia Energetica de Sao Paulo, Cl Preference	17,400	181,985
Petroleo Brasileiro	64,100	584,574
Telefonica Brasil	7,200	158,675
Usinas Siderurgicas de Minas Gerais *	16,700	88,562
Vale, Cl A	15,662	229,595
Whirlpool *	11,900	23,373

		2,070,839

COLOMBIA — 0.0%
Cementos Argos	44,033	228,036

GERMANY — 0.0%
Henkel & KGaA	1,210	130,938
Volkswagen	562	142,844

		273,782

Total Preferred Stock (Cost $2,414,588)		2,572,657

EQUITY LINKED NOTES (A)(C) * — 0.4%
HSBC (convertible into Asain Paints) 03/10/16	11,788	101,687
(convertible into Axis Bank) 03/10/16	7,170	143,067
(convertible into Bajaj Auto) 11/16/15	6,100	212,841

EQUITY LINKED NOTES (A)(C) * — continued
	Shares/ Number of Rights	Value
(convertible into Coal India) 12/15/15	27,170	$125,229
(convertible into Hero Motorcorp) 12/15/15	2,960	100,303
(convertible into Hindustan Unilever) 03/10/16	23,500	235,489
(convertible into ICICI Bank) 08/01/16	9,790	175,696
(convertible into Idea Cellular) 03/10/16	37,930	105,946
(convertible into ITC) 09/15/16	29,340	159,595
(convertible into LIC Housing Finance) 10/28/16	29,298	107,052
(convertible into Mahindra & Mahindra GDR) 06/30/16	12,640	184,912
(convertible into Oil and Natural Gas) 03/10/16	36,000	169,661
(convertible into Petronet LNG) 10/28/16	48,089	97,227
(convertible into Reliance Capital) 10/28/16	17,060	102,740
(convertible into Reliance Industries) 10/28/16	11,159	166,091
(convertible into Tata Consultancy Services) 09/15/16	17,480	597,139
(convertible into Ultratech Cement) 03/10/16	3,170	102,027
(convertible into Unitech) 06/30/16	336,360	94,753
(convertible into UPL ) 10/28/16	40,166	107,515

Total Equity Linked Notes (Cost $2,975,949)		3,088,970

RIGHTS — 0.0%
Salfa, Expires 11/12/13 * (Cost $–)	5,304	7

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS GLOBAL PUBLIC EQUITY FUND
October 31, 2013

SHORT-TERM INVESTMENT — 1.6%
	Shares	Value
SEI Daily Income Trust Government Fund, Cl A, 0.020% (B) (Cost $11,817,003)	11,817,003	$11,817,003

Total Investments— 99.7% (Cost $602,138,664)		$730,194,932

A list of the outstanding forward foreign currency contracts held by the Fund at October 31 , 201 3, is as follows:

Maturity Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
11/15/13	AUD	488,700	USD	440,007	$(21,436)
11/15/13	AUD	1 ,1 73,200	USD	1,141,666	33,901
12/18/13	JPY	32,400,000	USD	331 ,373	1 ,764
02/10/14	EUR	2,647,200	USD	3,515,324	(79,498)
03/19/14	CHF	1 ,61 4,000	USD	1,737,876	(43,169)
04/03/14	CHF	264,600	USD	292,1 98	1 70

					$(108,268)

A list of the counterparties for the outstanding forward foreign currency contracts held by the Fund at October 31 , 201 3, is as follows:

Counterparty	Currency to Deliver	Currency to Receive	Unrealized Appreciation (Depreciation)
Citi	$2,110,654	$2,069,249	$(41,405)
State Street	5,456,058	5,389,1 95	(66,863)

			$(108,268)

For the year ended October 31, 2013, the total amount of all open forward foreign currency contracts, as presented in the tables above, is representative of the volume of activity for this derivative type during the period.

Percentages are based on net assets of $732,239,178.

*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the board of Trustees.
(B)	The rate reported is the 7-day effective yield as of October 31, 2013.
(C)	Interest rate is unavailable.

ADR — American Depositary Receipt

AUD — Australian Dollar

CHF — Swiss Franc

Cl — Class

EUR — Euro

GDR — Global Depositary Receipt

JPY — Japanese Yen

MSCI — Morgan Stanley Capital International

PLC — Public Limited Company

Ser — Series

SPDR — Standard & Poor’s Depository Receipts

USD — United States Dollar

The following is a list of the inputs used as of October 31, 2013, in valuing the Fund’s investments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$687,032,532	$147,750	$—	687,180,282
Registered Investment Companies	25,536,013	—	—	25,536,013
Preferred Stock	2,572,657	—	—	2,572,657
Equity Linked Notes	—	3,088,970	—	3,088,970
Rights	7	—	—	7
Short-Term Investment	11,817,003	—	—	11,817,003

Total Investments in Securities	$726,958,212	$3,236,720	$—	$730,194,932

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts
Appreciation	$—	$35,835	$—	$35,835
Depreciation	—	(144,103)	—	(144,103)

Total Other Financial Instruments	$—	$(108,268)	$—	$(108,268)

* Forward foreign currency contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended October 31, 2013, there were no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For the year ended October 31, 2013, there were no Level 3 securities.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS INCOME OPPORTUNITIES FUND
October 31, 2013

Sector Weightings (unaudited) †:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
REGISTERED INVESTMENT COMPANIES — 49.7%
	Shares	Value
OPEN-END FUNDS — 49.7%
AllianzGI Convertible Fund, Cl I	1,079,426	$36,722,071
PIMCO Emerging Local Bond Fund, Cl I	3,560,938	35,004,016

		71,726,087

Total Registered Investment Companies (Cost $69,695,837)		71,726,087

COMMON STOCK — 23.5%
ENERGY — 22.2%
American Midstream Partners LP (A)	11,524	278,766
Boardwalk Pipeline Partners LP (A)	68,547	2,052,983
Buckeye Partners LP (A)	24,971	1,679,799
Compressco Partners LP (A)	6,424	139,594
Crestwood Midstream Partners LP (A)	75,651	1,656,757
Crosstex Energy LP (A)	71,523	1,818,830
Delek Logistics Partners LP (A)	1,552	47,755
Enbridge Energy Management LLC	92,612	2,641,294
Energy Transfer Equity LP (A)	10,782	728,755
Energy Transfer Partners LP (A)	53,068	2,811,012
Exterran Partners LP (A)	51,134	1,587,199
Global Partners LP (A)	24,050	858,585
Holly Energy Partners LP (A)	12,762	406,342
KNOT Offshore Partners LP (A)	3,750	95,400
Lehigh Gas Partners LP (A)	13,786	393,590
Martin Midstream Partners LP (A)	30,251	1,421,797
NGL Energy Partners LP (A)	20,530	645,874
NuStar Energy LP (A)	11,865	511,619
Plains All American Pipeline LP (A)	4,942	253,129
PVR Partners LP (A)	63,727	1,669,010
Regency Energy Partners LP (A)	73,553	1,874,866

COMMON STOCK — continued
	Shares/Face Amount	Value
ENERGY (continued)
Southcross Energy Partners LP (A)	12,649	$255,510
Sprague Resources *	6,500	112,840
Summit Midstream Partners LP (A)	17,151	570,271
Targa Resources Partners LP (A)	7,944	413,962
TC Pipelines LP (A)	44,176	2,253,418
Teekay LNG Partners LP (A)	27,337	1,134,485
Teekay Offshore Partners	22,183	745,571
Transmontaigne Partners LP (A)	7,817	329,799
USA Compression Partners LP (A)	36,576	888,065
Williams Partners LP (A)	34,736	1,786,125

		32,063,002

FINANCIALS — 0.1%
Omega Healthcare Investors ‡	3,000	99,720

UTILITIES — 1.2%
AmeriGas Partners LP (A)	17,270	778,359
Ferrellgas Partners LP (A)	17,299	395,455
Suburban Propane Partners LP (A)	12,235	583,365

		1,757,179

Total Common Stock (Cost $30,021,807)		33,919,901

CORPORATE OBLIGATIONS — 22.2%
CONSUMER DISCRETIONARY — 4.4%
Ancestry.com 11.000%, 12/15/20	$500,000	580,000
Ancestry.com 9.625%, 10/15/18 (B)	250,000	255,625
Cirsa Funding Luxembourg 8.750%, 05/15/18 (B)	500,000	714,519
Europcar Groupe MTN 11.500%, 05/15/17 (B)	500,000	790,892
Live Nation Entertainment 7.000%, 09/01/20 (B)	500,000	531,250
MGM Resorts International 7.750%, 03/15/22	750,000	849,375
Nord Anglia Education UK Holdings PLC 10.250%, 04/01/17 (B)	750,000	832,500
Servicios Corporativos Javer 9.875%, 04/06/21 (B)	500,000	490,000
Station Casinos 7.500%, 03/01/21	500,000	536,250
Wynn Las Vegas LLC 5.375%, 03/15/22	750,000	771,608

		6,352,019

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS INCOME OPPORTUNITIES FUND
October 31, 2013

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER STAPLES — 2.3%
Constellation Brands 4.250%, 05/01/23	$1,000,000	$958,750
North Atlantic Trading 11.500%, 07/15/16 (B)	250,000	269,062
North Atlantic Trading 19.000%, 01/15/17 (B)	500,000	563,750
Simmons Foods 10.500%, 11/01/17	750,000	785,625
Southern Graphics 8.375%, 10/15/20 (B)	750,000	776,250

		3,353,437

ENERGY — 0.2%
Saratoga Resources 12.500%, 07/01/16	250,000	242,500

FINANCIALS — 2.9%
Emma Delta Finance 12.000%, 10/15/17 (B)	1,000,000	1,534,263
Gala Electric Casinos 11.500%, 06/01/19 (B)	200,000	354,300
Intralot Finance Luxembourg 9.750%, 08/15/18 (B)	350,000	513,231
Moto Finance 10.250%, 03/15/17 (B)	250,000	429,915
MPT Operating Partnership MTN 5.750%, 10/01/20 ‡	400,000	563,468
NESCO LLC 11.750%, 04/15/17 (B)	300,000	337,500
TMX Finance LLC 8.500%, 09/15/18 (B)	400,000	425,000

		4,157,677

HEALTH CARE — 3.0%
Alliance HealthCare Services 8.000%, 12/01/16	500,000	511,875
DaVita HealthCare Partners 5.750%, 08/15/22	1,000,000	1,026,250
HCA 4.750%, 05/01/23	1,000,000	963,750
Kindred Healthcare 8.250%, 06/01/19	850,000	913,750
Tenet Healthcare 4.500%, 04/01/21	1,000,000	968,700

		4,384,325

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

INDUSTRIALS — 4.1%
ADS Tactical 11.000%, 04/01/18 (B)	$500,000	$450,000
Ceridian HCM Holding 11.000%, 03/15/21 (B)	550,000	643,500
CMA CGM 8.875%, 04/15/19 (B)	300,000	401,013
DigitalGlobe 5.250%, 02/01/21 (B)	1,000,000	967,500
Ducommun 9.750%, 07/15/18	750,000	838,125
Sensata Technologies BV 4.875%, 10/15/23 (B)	850,000	824,500
syncreon Global Ireland 9.500%, 05/01/18 (B)	750,000	815,625
United Continental Holdings 6.375%, 06/01/18	250,000	259,375
US Airways Group 6.125%, 06/01/18	750,000	737,813

		5,937,451

INFORMATION TECHNOLOGY — 0.5%
Interface Security Systems Holdings 9.250%, 01/15/18	750,000	787,500

MATERIALS — 1.2%
Crown Americas 4.500%, 01/15/23 (B)	600,000	562,500
LSB Industries 7.750%, 08/01/19 (B)	750,000	793,125
Sealed Air 6.500%, 12/01/20 (B)	350,000	380,187

		1,735,812

TELECOMMUNICATION SERVICES — 2.5%
Griffey Intermediate 7.000%, 10/15/20 (B)	1,000,000	725,000
Ono Finance II PLC 11.125%, 07/15/19 (B)	400,000	595,500
Satelites Mexicanos 9.500%, 05/15/17	500,000	541,250
Univision Communications 6.750%, 09/15/22 (B)	750,000	817,500
Virgin Media Finance LLC 6.375%, 04/15/23 (B)	850,000	871,250

		3,550,500

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS INCOME OPPORTUNITIES FUND
October 31, 2013

CORPORATE OBLIGATIONS — continued
	Face Amount/ Shares	Value

UTILITIES — 1.1%
Calpine 7.875%, 01/15/23 (B) (E)	$674,000	$732,975
Mirant Americas 9.125%, 05/01/31	750,000	802,500

		1,535,475

Total Corporate Obligations (Cost $31,612,352)		32,036,696

PREFERRED STOCK — 1.0%
UNITED STATES — 1.0%
Continental Air, 6.000%	16,000	722,000
Southcross Energy LLC (B) (E)	18,237	337,931
Teekay Offshore Partners LP, 7.25%	13,000	328,657

Total Preferred Stock (Cost $1,396,620)		1,388,588

CONVERTIBLE BONDS — 0.8%
Marine Harvest 2.375%, 05/08/18	300,000	440,931
REXLot Holdings 6.000%, 09/28/16	1,200,000	185,889
Western Areas 6.40%, 07/02/15	500,000	469,032

Total Convertible Bonds (Cost $1,026,400)		1,095,852

SOVEREIGN DEBT — 0.6%
Hellenic Republic Government Bond 2.000%, 02/24/23 (C)	250,000	231,738
Mexican Bonos 5.000%, 06/15/17	9,000,000	696,554

Total Sovereign Debt (Cost $897,501)		928,292

SHORT-TERM INVESTMENT — 1.5%
	Shares	Value

SEI Daily Income Trust Government Fund, Cl A, 0.020% (D) (Cost $2,096,997)	2,096,997	$2,096,997

Total Investments — 99.3% (Cost $136,747,514)		$143,192,413

The open futures contracts held by the Fund at October 31 , 201 3, is as follows:

Type of Contract	Number of Contracts Short	Expiration Date	Unrealized Depreciation ($ Thousands)
Australian Dollar Currency	(5)	Dec-2013	$(7,837)
British Currency	(8)	Dec-2013	(11 ,670)
Euro Currency	(34)	Dec-2013	(100,272)

			$(119,779)

For the year ended October 31, 2013, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

Percentages are based on net assets of $144,206,581.

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	Securities considered Master Limited Partnership. At October 31, 2013, these securities amounted to $30,320,476 or 21.0% of Net Assets.
(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(C)	Step Bonds — The rate reflected on the Schedule of Investments was the effective yield on October 31, 2013. The coupon on a step bond changes on a specified date.
(D)	The rate reported is the 7-day effective yield as of October 31, 2013.
(E)	Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The fair value of such securities as of October 31, 2013 was $337,931 and represented 0.2% of net assets.

Cl — Class

LLC — Limited Liability Company

LP — Limited Partnership

PLC — Public Limited Company

MTN — Medium Term Note

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS INCOME OPPORTUNITIES FUND
October 31, 2013

The following is a list of the inputs used as of October 31, 2013, in valuing the Fund’s investments carried at market value

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Registered Investment Companies	$71,726,087	$—	$—	$71,726,087
Common Stock	33,919,901	—	—	33,919,901
Corporate Obligations	—	32,036,696	—	32,036,696
Preferred Stock	1,050,657	—	337,931	1,388,588
Convertible Bonds	—	1,095,852	—	1,095,852
Sovereign Debt	—	928,292	—	928,292
Short-Term Investment	2,096,997	—	—	2,096,997

Total Investments in Securities	$108,793,642	$34,060,840	$337,931	$143,192,413

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*	$(119,779)	$—	$—	$(119,779)

Total Other Financial Instruments	$(119,779)	$—	$—	$(119,779)

* Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

(1) A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs are required for those Level 3 securities that are not valued by third party pricing vendors or broker quotes.

For the year ended October 31, 2013, there were no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2013

Sector Weightings†	Long	Short	Net
Registered Investment Companies	72.3%	(3.1)%	69.2%
Short-Term Investment	7.0	0.0	7.0
Financials	4.2	(2.3)	1.9
Consumer Discretionary	4.0	(2.2)	1.8
Health Care	3.6	(2.1)	1.5
Industrials	3.4	(2.2)	1.2
Information Technology	3.8	(2.8)	1.0
Consumer Staples	0.8	(0.4)	0.4
Energy	1.8	(1.6)	0.2
Materials	0.7	(0.6)	0.1
Utilities	0.0	(0.1)	(0.1)
Telecommunication Services	0.1	(0.5)	(0.4)

Total			83.8
Other Assets and Liabilities, Net			16.2

			100.0%

† As a percentage of the Fund’s Net Assets.

SCHEDULE OF INVESTMENTS
REGISTERED INVESTMENT COMPANIES — 72.3%
	Shares	Value
OPEN-END FUNDS — 72.3%
AQR Managed Futures Strategy Fund, Cl I	7,075,912	$71,183,674
AQR Multi-Strategy Alternative Fund, Cl I	11,622,585	117,388,111
AQR Risk Parity Fund, Cl I	2,983,470	34,488,915
PIMCO All Asset All Authority Fund, Cl I	3,104,667	32,412,725

		255,473,425

Total Registered Investment Companies (Cost $251,988,541)		255,473,425

COMMON STOCK — 22.4%
ARGENTINA — 0.0%
Arcos Dorados Holdings, Cl A	7,810	94,032

AUSTRALIA — 0.0%
BHP Billiton ADR	2,080	147,035

AUSTRIA — 0.1%
Erste Group Bank	4,892	172,529

BAHAMAS — 0.0%
UltraPetrol Bahamas * (A)	16,800	60,480

BELGIUM — 0.1%
Anheuser-Busch InBev ADR (A)	3,020	313,265

BERMUDA — 0.0%
Maiden Holdings (A)	11,364	124,436

COMMON STOCK — continued
	Shares	Value
BRAZIL — 0.1%
Linx	16,573	$299,545

CANADA — 0.6%
Advantage Oil & Gas * (A)	25,800	105,522
Augusta Resource *	41,877	78,487
Canadian National Railway	1,490	163,796
Canadian Pacific Railway	3,930	562,265
Capstone Mining *	45,220	120,136
Intact Financial	5,350	333,679
MDC Partners, Cl A (A)	10,000	308,300
Methanex (A)	1,780	103,525
North American Energy Partners * (A)	25,061	150,867
Silvercrest Mines *	9,624	17,076
Talisman Energy	11,300	141,024

		2,084,677

CHINA — 0.2%
JinkoSolar Holding ADR *	5,621	126,585
Li Ning	125,750	115,159
PetroChina, Cl H	172,070	197,082
Shanda Games ADR * (A)	22,300	98,566

		537,392

GERMANY — 0.0%
Bayerische Motoren Werke	1,370	155,395

GREECE — 0.1%
Star Bulk Carriers (A)	41,400	327,060

HONG KONG — 0.2%
AIA Group	40,390	204,997
Louis XIII Holdings	427,763	489,944

		694,941

IRELAND — 0.2%
Actavis *	710	109,752
Covidien PLC	4,400	282,084
Eaton	2,550	179,928
Providence Resources *	10,780	52,805
Shire ADR (A)	890	118,459

		743,028

ISRAEL — 0.1%
Orbotech * (A)	33,412	398,271

LUXEMBOURG — 0.0%
Magnachip Semiconductor * (A)	4,053	75,751

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2013

COMMON STOCK — continued
	Shares	Value
MEXICO — 0.1%
Credito Real *	104,202	$169,314

PANAMA — 0.1%
Copa Holdings, Cl A	1,980	296,089

PERU — 0.1%
Credicorp	1,620	221,292

PHILIPPINES — 0.1%
Metropolitan Bank & Trust	110,064	226,700

PUERTO RICO — 0.1%
OFG Bancorp	12,240	181,274
Triple-S Management, Cl B * (A)	7,487	133,344

		314,618

RUSSIA — 0.0%
QIWI ADR (A)	1,900	76,912

SINGAPORE — 0.0%
Avago Technologies, Cl A	2,220	100,855

SOUTH AFRICA — 0.1%
Net 1 UEPS Technologies * (A)	33,900	402,732

SWEDEN — 0.0%
Swedish Orphan Biovitrum *	10,190	97,496

SWITZERLAND — 0.2%
Basilea Pharmaceutica *	900	98,198
Roche Holding ADR (A)	8,400	582,456
TE Connectivity	1,960	100,920

		781,574

UNITED KINGDOM — 0.6%
Afren *	62,280	157,480
Aon PLC	4,210	332,969
AstraZeneca ADR	5,110	270,114
Countrywide	24,550	219,650
Direct Line Insurance Group	61,060	220,285
Lekoil, Cl CDI *	505,270	459,764
Ophir Energy PLC *	55,033	292,870

		1,953,132

COMMON STOCK — continued
	Shares	Value

UNITED STATES — 19.3%
Consumer Discretionary — 3.9%
American Axle & Manufacturing Holdings *	5,680	$105,705
ANN	4,080	144,269
Ballantyne Strong * (A)	45,924	229,161
Build-A-Bear Workshop, Cl A * (A)	21,920	172,291
CEC Entertainment (A)	10,300	477,405
Citi Trends * (A)	6,400	93,952
Cracker Barrel Old Country Store	1,970	216,444
Culp (A)	11,400	220,590
Cumulus Media, Cl A * (A)	42,700	255,346
Delta Apparel * (A)	3,973	75,090
Digital Generation (A)	19,000	240,350
Dollar General	6,590	380,770
Drew Industries (A)	2,700	135,702
Fiesta Restaurant Group *	1,860	78,845
Five Below	4,010	193,522
General Motors (A)	15,240	563,118
G-III Apparel Group * (A)	8,714	494,258
Harman International Industries	2,360	191,207
Home Depot (A)	9,840	766,438
JC Penney	13,160	98,700
Kirkland’s * (A)	17,887	317,494
Las Vegas Sands (A)	3,940	276,667
Lennar, Cl A (A)	7,800	277,290
Libbey (A)	7,400	157,990
LIN Media, Cl A *	7,930	194,840
Lithia Motors, Cl A	4,390	275,911
Marcus (A)	11,200	160,832
Marriott International, Cl A	7,920	357,034
Modine Manufacturing * (A)	25,414	338,514
Motorcar Parts & Accesories *	6,700	91,656
Nexstar Broadcasting Group, Cl A	2,050	91,000
NIKE, Cl B	7,380	559,109
priceline.com *	150	158,075
Red Robin Gourmet Burgers (A)	6,950	529,451
Restoration Hardware Holdings *	2,780	193,877
Rick’s Cabaret International * (A)	13,100	147,899
Ross Stores (A)	3,920	303,212
Ruth’s Hospitality Group (A)	15,410	187,848
Shiloh Industries (A)	15,100	247,942
Shutterfly	6,980	342,997
Skechers U.S.A., Cl A * (A)	3,600	104,904
Sonic * (A)	6,000	115,800
Sotheby’s	3,720	193,068

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2013

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Consumer Discretionary (continued)
Standard Pacific	17,640	$139,885
Starwood Hotels & Resorts Worldwide	2,550	187,731
Stoneridge * (A)	35,501	452,993
Tenneco *	4,460	236,692
Tiffany	4,480	354,682
Time Warner	1,500	103,110
Tower International * (A)	4,600	97,612
Unifi * (A)	6,677	162,852
Urban Outfitters *	5,270	199,628
Vitamin Shoppe *	5,480	257,067
Walt Disney	8,180	561,066
Winnebago Industries *	4,308	127,775

		13,637,666

Consumer Staples — 0.8%
B&G Foods (A)	4,340	146,909
Chiquita Brands International (A)	35,627	368,739
Colgate-Palmolive (A)	7,180	464,761
Constellation Brands, Cl A *	2,600	169,780
Crimson Wine Group *	11,170	97,738
Hershey	2,870	284,819
Inter Parfums (A)	1,956	68,773
Pantry * (A)	12,133	162,461
PepsiCo	1,990	167,339
Prestige Brands Holdings *	2,470	77,138
Safeway	13,970	487,553
Spartan Stores (A)	10,303	242,429

		2,738,439

Energy — 1.3%
Anadarko Petroleum (A)	5,800	552,682
Antero Resources * (A)	4,520	255,335
Athlon Energy *	4,480	147,392
Baker Hughes	7,790	452,521
Cabot Oil & Gas, Cl A (A)	16,040	566,533
Cobalt International Energy * (A)	8,140	188,929
CONSOL Energy	7,080	258,420
EOG Resources	1,190	212,296
EPL Oil & Gas *	4,220	134,534
Frank’s International	5,610	171,610
Goodrich Petroleum	5,830	136,364
Green Plains Renewable Energy (A)	10,134	163,461
Gulfport Energy * (A)	6,840	401,440
Halliburton	2,040	108,181

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Energy (continued)
Renewable Energy Group * (A)	5,900	$64,369
REX American Resources * (A)	3,610	104,112
Rosetta Resources *	3,180	190,609
SemGroup, Cl A (A)	3,450	208,345
Triangle Petroleum * (A)	9,900	104,643

		4,421,776

Financials — 3.2%
Affiliated Managers Group * (A)	2,370	467,933
Altisource Residential ‡	7,400	196,618
Banc of California (A)	26,300	371,093
Bank of the Ozarks (A)	3,880	191,983
Bridge Bancorp	4,600	106,214
Brixmor Property Group ‡ *	6,990	144,344
Brookline Bancorp (A)	30,000	266,100
Bryn Mawr Bank	5,810	161,867
Center Bancorp (A)	9,019	134,924
Citigroup (A)	3,930	191,705
CoBiz Financial (A)	17,712	192,175
Cowen Group, Cl A * (A)	18,100	71,857
Dime Community Bancshares (A)	25,200	412,272
Discover Financial Services (A)	10,790	559,785
East West Bancorp	10,690	360,146
eHealth *	760	32,391
Employers Holdings (A)	11,500	345,805
Essent Group *	6,540	137,340
Evercore Partners, Cl A	3,990	201,375
FBR * (A)	3,100	82,150
Flagstar Bancorp * (A)	8,900	144,269
Fortegra Financial (A)	20,120	148,285
Gain Capital Holdings	5,900	61,773
Genworth Financial, Cl A *	7,030	102,146
GSV Capital	4,260	65,136
Heritage Oaks Bancorp	11,140	76,309
Hersha Hospitality Trust, Cl A ‡	27,930	158,363
Infinity Property & Casualty	2,110	144,704
IntercontinentalExchange (A)	3,320	639,864
Invesco	6,700	226,125
Merchants Bancshares (A)	1,958	58,701
Nelnet, Cl A (A)	7,350	313,330
Ocwen Financial * (A)	15,060	846,824
OmniAmerican Bancorp * (A)	8,670	190,046
PacWest Bancorp	6,180	235,149

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2013

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Financials (continued)
Portfolio Recovery Associates (A)	11,390	$677,136
ProAssurance (A)	7,810	353,949
Resource Capital ‡ (A)	10,773	66,254
S&T Bancorp (A)	11,851	290,587
Signature Bank (A)	1,840	187,349
Simmons First National, Cl A	1,981	64,858
State Auto Financial (A)	5,200	98,800
Susquehanna Bancshares (A)	13,306	156,811
United Community Banks * (A)	26,700	416,253
United Fire Group (A)	4,400	139,480
Washington Trust Bancorp (A)	11,088	364,684
WesBanco (A)	10,300	302,820
Wilshire Bancorp (A)	9,700	82,159
WSFS Financial (A)	1,616	113,136

		11,353,377

Health Care — 3.0%
Aegerion Pharmaceuticals	9,710	804,182
Affymetrix (A)	15,700	110,999
Agios Pharmaceuticals *	1,580	36,593
Air Methods (A)	3,320	145,151
Align Technology (A)	6,090	347,496
Alliance HealthCare Services * (A)	6,414	161,697
Allscripts Healthcare Solutions *	2,360	32,639
AMAG Pharmaceuticals * (A)	5,045	136,114
AMN Healthcare Services * (A)	14,600	181,040
Amsurg, Cl A (A)	4,900	210,161
AngioDynamics * (A)	24,300	381,996
Anika Therapeutics * (A)	2,900	86,623
ArthroCare (A)	8,680	324,979
AVEO Pharmaceuticals *	10,370	21,466
Biogen Idec	900	219,771
BioScrip *	4,220	29,582
BioTelemetry *	12,670	115,804
Bristol-Myers Squibb (A)	9,710	509,969
Cepheid	1,340	54,565
Cerner	6,160	345,145
Cooper Companies	1,000	129,210
Coronado Biosciences *	5,360	8,951
Cubist Pharmaceuticals * (A)	4,250	263,500
Cyberonics *	1,030	59,493
Depomed *	16,840	121,248
DexCom *	4,880	140,202

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Health Care (continued)
Discovery Laboratories *	9,850	$20,291
Enanta Pharmaceuticals *	680	13,573
Furiex Pharmaceuticals *	2,340	91,494
Geron * (A)	44,100	174,195
Gilead Sciences	2,220	157,598
Greatbatch (A)	7,440	283,613
Impax Laboratories *	7,270	147,218
Insys Therapeutics * (A)	1,800	71,802
Johnson & Johnson	1,120	103,723
Keryx Biopharmaceuticals *	6,100	63,135
Lannett *	15,240	359,816
LHC Group * (A)	2,662	54,837
MacroGenics *	1,610	43,373
McKesson (A)	5,210	814,531
Neurocrine Biosciences * (A)	25,600	241,664
NPS Pharmaceuticals	7,050	202,899
Omnicare	1,020	56,253
Omnicell (A)	6,000	138,420
Pacific Biosciences of California (A)	27,522	113,115
Pfizer (A)	12,520	384,114
Providence Service * (A)	6,943	207,526
Receptos *	1,620	41,407
Rigel Pharmaceuticals *	10,080	31,147
Sagent Pharmaceuticals * (A)	2,800	60,732
Salix Pharmaceuticals	900	64,575
Sciclone Pharmaceuticals * (A)	28,500	134,805
SurModics * (A)	4,629	109,152
Synergetics USA * (A)	15,618	64,971
Targacept *	4,210	19,998
Team Health Holdings * (A)	9,550	414,852
Teleflex	1,240	114,303
Theravance	1,690	61,922
Universal Health Services, Cl B	2,050	165,148
ViroPharma * (A)	4,810	186,724
Zeltiq Aesthetics *	30,766	399,035

		10,590,537

Industrials — 3.0%
AAON (A)	5,100	137,751
AAR (A)	8,300	243,024
Aceto (A)	7,107	113,356
Alamo Group	8,153	384,740
Albany International, Cl A (A)	5,527	203,449
AMETEK	7,200	344,376

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2013

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Industrials (continued)
CAI International *	7,820	$171,180
CIRCOR International (A)	2,400	177,048
Coleman Cable (A)	3,000	73,800
Columbus McKinnon (A)	8,267	215,025
Comfort Systems USA (A)	3,517	65,522
Ducommun * (A)	5,363	133,324
Dycom Industries (A)	2,700	80,055
Ennis (A)	5,572	98,903
Federal Signal (A)	33,981	465,200
FTI Consulting *	2,570	104,290
Furmanite * (A)	46,414	522,157
Genesee & Wyoming, Cl A	3,200	319,488
Global Brass & Copper Holdings * (A)	11,300	211,649
Gorman-Rupp (A)	6,903	281,228
Honeywell International	1,230	106,678
Hurco (A)	2,220	54,368
Huron Consulting Group (A)	7,510	439,861
ICF International (A)	5,340	184,871
Kirby *	1,170	103,533
Korn (A)	14,700	349,860
Lydall (A)	4,600	83,812
Macquarie Infrastructure (A)	7,830	429,945
Manpowergroup	980	76,538
MasTec	6,590	210,682
Middleby *	940	213,991
Mueller Water Products, Cl A (A)	28,000	239,960
Multi-Color (A)	6,151	214,239
Northwest Pipe *	4,466	160,910
Old Dominion Freight Line (A)	4,100	192,290
On Assignment	4,310	145,635
Park-Ohio Holdings * (A)	1,700	70,397
Quanta Services *	9,880	298,475
Republic Airways Holdings * (A)	36,028	424,410
Roadrunner Transportation Systems *	4,340	115,010
Rockwell Automation	940	103,785
Safe Bulkers (A)	46,145	344,242
Saia	6,600	214,698
Towers Watson, Cl A (A)	6,880	789,893
Tutor Perini * (A)	18,600	426,870
United Rentals *	4,920	317,783

		10,658,301

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Information Technology — 3.5%
Aeroflex Holding *	8,100	$62,775
Anaren *	6,260	156,375
Apple (A)	1,380	720,843
Benchmark Electronics * (A)	7,200	163,656
Black Box (A)	7,241	181,315
Carbonite * (A)	8,000	105,920
Cardtronics (A)	3,680	144,440
Checkpoint Systems * (A)	26,644	453,481
CIBER (A)	42,729	138,869
ComScore * (A)	12,897	344,608
CSG Systems International (A)	11,570	322,340
Daktronics	10,100	120,796
Digimarc	12,940	272,516
Electronics For Imaging	3,090	106,018
Ellie Mae	8,220	237,558
Exar * (A)	5,400	62,262
Extreme Networks (A)	83,191	445,904
F5 Networks *	1,830	149,163
Facebook, Cl A *	11,840	595,078
Global Cash Access Holdings (A)	8,200	68,060
Google, Cl A *	605	623,501
Hackett Group (A)	50,742	361,283
Harmonic * (A)	22,200	162,282
Information Services Group * (A)	57,715	245,866
Intel	5,500	134,365
IXYS (A)	8,628	100,344
JDS Uniphase	8,470	110,872
Manhattan Associates * (A)	3,200	340,832
Methode Electronics (A)	12,349	315,887
NCI, Cl A * (A)	40,123	228,701
OSI Systems * (A)	2,440	177,730
PC Connection (A)	18,781	375,432
PCTEL * (A)	7,431	68,440
Perficient * (A)	18,420	333,218
Salesforce.com * (A)	5,750	306,820
Sanmina * (A)	9,625	140,140
ScanSource * (A)	3,260	125,380
Seachange International * (A)	20,300	288,057
ServiceNow *	1,790	97,752
ShoreTel *	11,100	88,245
Sigma Designs * (A)	56,058	304,956
Silicon Image * (A)	58,594	307,618
Spansion, Cl A *	9,700	116,109

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2013

COMMON STOCK — continued
	Shares	Value
UNITED STATES (continued)
Information Technology (continued)
SunPower, Cl A (A)	10,970	$331,184
Super Micro Computer * (A)	18,682	260,053
Supertex (A)	7,392	188,570
support.com * (A)	27,278	121,660
TTM Technologies (A)	16,000	140,000
Tyler Technologies * (A)	5,150	498,057
Visa, Cl A (A)	2,040	401,207
VMware, Cl A *	2,500	203,200
Xyratex (A)	7,355	73,109

		12,422,847

Materials — 0.5%
Chemtura *	12,610	308,945
Cliffs Natural Resources	8,260	212,117
Commercial Metals	14,110	259,059
Horsehead Holding	10,240	148,582
Louisiana-Pacific	11,030	187,620
Myers Industries (A)	16,461	293,335
Neenah Paper (A)	2,400	98,736
Rock-Tenn, Cl A	1,610	172,286
Rockwood Holdings (A)	3,280	207,460
Royal Gold	2,640	126,826

		2,014,966

Telecommunication Services — 0.1%
Alaska Communications Systems Group (A)	45,800	112,668
Silver Springs Network * (A)	9,549	208,550

		321,218

Utilities — 0.0%
Chesapeake Utilities (A)	2,896	157,571

		68,316,698

Total Common Stock (Cost $70,802,517)		79,185,249

SHORT-TERM INVESTMENT — 7.0%
SEI Daily Income Trust Government Fund, Cl A, 0.020% (B) (Cost $24,546,236)	24,546,236	24,546,236

Total Investments — 101.7% (Cost $347,337,294)		$359,204,910

SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCK — (14.8)%
	Shares	Value
ARGENTINA — (0.1)%
MercadoLibre	(2,140)	$(288,119)

BERMUDA — (0.0)%
Signet Jewelers	(1,070)	(79,886)

CANADA — (0.1)%
Agrium	(920)	(78,495)
Encana	(8,820)	(158,054)

		(236,549)

CAYMAN ISLANDS — (0.1)%
AutoNavi Holdings ADR *	(18,728)	(289,535)

CHINA — (0.1)%
China Petroleum & Chemical, Cl H	(244,600)	(199,706)

COLOMBIA — (0.1)%
Bancolombia ADR	(4,970)	(278,966)

GERMANY — (0.0)%
Fresenius Medical Care & KGaA ADR	(1,630)	(53,660)

HONG KONG — (0.1)%
Galaxy Entertainment Group *	(10,240)	(76,407)
Hong Kong & China Gas	(94,511)	(220,887)
Sands China	(10,752)	(76,414)

		(373,708)

HUNGARY — (0.1)%
OTP Bank	(9,810)	(203,661)

IRELAND — (0.0)%
Fly Leasing ADR	(4,800)	(69,120)

ISRAEL — (0.3)%
Allot Communications *	(33,942)	(457,538)
Mazor Robotics ADR *	(1,910)	(34,466)
Protalix BioTherapeutics *	(10,800)	(47,412)
RADWARE *	(31,694)	(474,459)

		(1,013,875)

LUXEMBOURG — (0.0)%
Adecoagro *	(8,000)	(64,000)

MEXICO — (0.0)%
Banregio Grupo Financiero	(24,990)	(138,307)

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2013

COMMON STOCK — continued
	Shares	Value

SOUTH AFRICA — (0.1)%
AngloGold Ashanti ADR	(3,710)	$(56,021)
Nedbank Group	(12,680)	(275,357)

		(331,378)

SPAIN — (0.0)%
Banco Santander	(13,117)	(116,457)

SWEDEN — (0.1)%
Autoliv	(1,130)	(100,830)
Hennes & Mauritz, Cl B	(1,580)	(68,271)
Volvo, Cl B	(6,200)	(79,652)

		(248,753)

UNITED KINGDOM — (0.1)%
Amlin	(29,340)	(200,455)
Rio Tinto ADR	(3,720)	(188,604)

		(389,059)

UNITED STATES — (13.5)%
Consumer Discretionary — (2.2)%
Aeropostale *	(28,100)	(261,049)
AutoNation *	(2,190)	(105,624)
AutoZone *	(430)	(186,917)
Bally Technologies	(1,330)	(97,276)
bebe stores	(10,948)	(66,017)
Bed Bath & Beyond *	(2,010)	(155,413)
Black Diamond *	(31,171)	(464,760)
Blue Nile *	(2,900)	(119,103)
Body Central	(12,100)	(67,760)
CafePress *	(16,416)	(99,809)
Career Education	(20,700)	(113,436)
CarMax	(3,700)	(173,863)
Carnival	(2,980)	(103,257)
Children’s Place Retail Stores *	(1,880)	(102,629)
Deckers Outdoor *	(1,670)	(114,946)
Destination XL Group *	(9,800)	(68,110)
Dollar Tree	(2,430)	(141,912)
Fiesta Restaurant Group *	(3,600)	(152,604)
Foot Locker	(4,340)	(150,598)
Francesca’s Holdings *	(10,000)	(179,900)
Gap	(6,380)	(235,996)
Genuine Parts	(1,180)	(93,019)
Ignite Restaurant Group *	(27,377)	(439,675)
iRobot	(6,705)	(227,098)
Jamba *	(27,921)	(318,858)
L Brands	(2,040)	(127,724)

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Consumer Discretionary (continued)
Lowe’s	(5,530)	$(275,283)
NVR	(260)	(238,503)
Overstock.com *	(6,700)	(156,981)
Stage Stores	(20,450)	(422,293)
Target	(3,850)	(249,442)
Tilly’s, Cl A *	(18,579)	(270,510)
TRI Pointe Homes *	(13,700)	(218,104)
Twenty-First Century Fox, Cl A	(8,700)	(296,496)
Under Armour, Cl A *	(2,760)	(223,974)
William Lyon Homes, Cl A *	(21,761)	(504,203)
Williams-Sonoma	(4,870)	(255,383)
World Wrestling Entertainment, Cl A	(13,600)	(176,120)

		(7,654,645)

Consumer Staples — (0.3)%
Annie’s *	(4,101)	(193,772)
Campbell Soup	(1,980)	(84,289)
Clorox	(2,010)	(181,282)
General Mills	(3,120)	(157,310)
Green Mountain Coffee Roasters	(2,320)	(145,719)
Procter & Gamble	(3,620)	(292,315)
Reed’s *	(24,933)	(160,569)
Sysco	(4,540)	(146,824)

		(1,362,080)

Energy — (1.3)%
Apache	(5,810)	(515,928)
Approach Resources	(27,415)	(771,732)
Bill Barrett	(16,803)	(464,939)
Chesapeake Energy	(13,260)	(370,750)
GasLog	(6,465)	(96,199)
Geospace Technologies	(5,147)	(501,421)
Magnum Hunter Resources	(14,320)	(102,102)
Midstates Petroleum *	(19,700)	(111,108)
Mitcham Industries *	(3,900)	(64,896)
Northern Oil and Gas *	(23,360)	(383,805)
Oasis Petroleum	(5,430)	(289,147)
Resolute Energy *	(26,400)	(247,632)
Sanchez Energy *	(3,000)	(85,530)
Swift Energy *	(22,358)	(306,752)
Ultra Petroleum *	(20,700)	(380,052)

		(4,691,993)

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2013

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Financials — (1.9)%
American Campus Communities ‡	(5,400)	$(186,624)
American Express	(970)	(79,346)
Arch Capital Group *	(4,000)	(231,840)
Associated Estates Realty ‡	(31,239)	(479,206)
Assurant	(3,650)	(213,452)
Aviv ‡	(2,700)	(68,580)
BankUnited	(6,110)	(188,005)
Beneficial Mutual Bancorp *	(20,218)	(197,126)
BNC Bancorp	(4,700)	(61,617)
CBRE Group, Cl A	(7,670)	(178,174)
Charles Schwab	(3,510)	(79,501)
Cincinnati Financial	(4,340)	(217,000)
City Holding	(1,800)	(81,900)
CME Group, Cl A	(4,640)	(344,335)
Cohen & Steers	(5,390)	(206,760)
Comerica	(4,960)	(214,768)
DFC Global	(13,100)	(158,510)
DiamondRock Hospitality ‡	(16,390)	(186,682)
First Commonwealth Financial	(16,500)	(143,385)
First Republic Bank	(7,230)	(369,236)
Health Care ‡	(3,060)	(198,441)
HomeStreet	(11,671)	(221,982)
ING US	(4,710)	(146,104)
Lazard, Cl A	(5,270)	(203,686)
Legg Mason	(4,540)	(174,654)
Moody’s	(2,640)	(186,542)
Nationstar Mortgage Holdings *	(3,520)	(180,646)
PennyMac Financial Services, Cl A *	(6,400)	(103,040)
Rouse Properties ‡	(3,200)	(64,704)
Sabra Health Care ‡	(4,960)	(133,424)
Silver Bay Realty Trust ‡	(4,000)	(61,840)
Simplicity Bancorp	(22,695)	(355,858)
T Rowe Price Group	(1,770)	(137,016)
Texas Capital Bancshares *	(2,600)	(135,330)
TICC Capital	(11,500)	(115,000)
Union First Market Bankshares	(2,500)	(60,300)
ViewPoint Financial Group	(6,728)	(146,737)
WisdomTree Investments *	(7,593)	(105,543)

		(6,616,894)

Health Care — (2.1)%
Abaxis	(7,442)	(265,903)
ABIOMED *	(12,500)	(299,750)

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Health Care (continued)
Accretive Health *	(38,518)	$(318,159)
Achillion Pharmaceuticals	(20,500)	(51,455)
Aegerion Pharmaceuticals	(1,500)	(124,230)
Arena Pharmaceuticals *	(28,850)	(126,652)
Array BioPharma *	(28,400)	(142,568)
athenahealth	(400)	(53,404)
AVEO Pharmaceuticals *	(28,700)	(59,409)
BioScrip *	(11,600)	(81,316)
Capital Senior Living *	(14,873)	(329,883)
Cerus *	(18,582)	(117,252)
ChemoCentryx *	(12,100)	(59,895)
Cutera *	(6,400)	(64,320)
Cynosure, Cl A	(2,390)	(51,648)
Cytokinetics *	(5,800)	(34,858)
Dynavax Technologies	(40,000)	(49,200)
Edwards Lifesciences *	(790)	(51,500)
Eli Lilly	(2,070)	(103,127)
Emeritus	(18,177)	(348,271)
Express Scripts Holding	(3,260)	(203,815)
GenMark Diagnostics *	(29,161)	(352,848)
Halozyme Therapeutics	(4,770)	(55,571)
Healthways	(4,000)	(38,520)
HeartWare International *	(2,021)	(146,644)
HMS Holdings *	(4,280)	(90,436)
Hospira	(1,010)	(40,925)
ICU Medical	(2,396)	(148,073)
Idenix Pharmaceuticals *	(22,800)	(75,012)
ImmunoGen *	(3,260)	(53,660)
Inermolecular *	(40,421)	(234,442)
Infinity Pharmaceuticals	(8,730)	(118,291)
Insmed *	(6,000)	(85,440)
Insulet	(470)	(18,339)
InterMune	(8,200)	(115,538)
KYTHERA Biopharmaceuticals *	(1,731)	(77,393)
Laboratory Corp of America Holdings *	(530)	(53,477)
Landauer	(2,815)	(136,246)
LifePoint Hospitals	(1,660)	(85,722)
Medivation *	(720)	(43,099)
Nanosphere *	(38,100)	(74,295)
Neogen	(1,260)	(58,237)
Novadaq Technologies *	(18,241)	(301,524)
NPS Pharmaceuticals	(2,200)	(63,316)

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2013

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Health Care (continued)
NxStage Medical *	(11,412)	$(151,437)
Pernix Therapeutics Holdings *	(35,875)	(74,979)
Quest Diagnostics	(860)	(51,523)
Sirona Dental Systems	(4,160)	(300,560)
Solta Medical *	(33,400)	(61,790)
Spectrum Pharmaceuticals	(7,600)	(65,284)
Streamline Health Solutions *	(14,400)	(117,360)
Transcept Pharmaceuticals *	(22,314)	(82,116)
United Therapeutics *	(1,670)	(147,828)
Universal American	(54,911)	(407,440)
Vocera Communications *	(26,912)	(452,929)
WellPoint	(1,770)	(150,096)
XenoPort *	(12,500)	(65,375)

		(7,532,380)

Industrials — (2.3)%
Active Power *	(21,200)	(62,964)
Aerovironment	(5,618)	(152,304)
Ameresco, Cl A *	(10,688)	(111,797)
Blount International *	(15,500)	(188,790)
Briggs & Stratton	(16,800)	(308,112)
CAI International *	(7,200)	(157,608)
CBIZ *	(13,500)	(110,160)
Celadon Group	(9,800)	(181,692)
CH Robinson Worldwide	(5,450)	(325,583)
Commercial Vehicle Group *	(10,400)	(81,848)
Con-way	(2,110)	(86,932)
CPI Aerostructures *	(38,310)	(475,044)
CSX	(10,880)	(283,533)
Cummins	(960)	(121,939)
Douglas Dynamics	(4,700)	(71,299)
Emerson Electric	(3,760)	(251,807)
Fastenal	(8,220)	(409,356)
GenCorp	(30,900)	(519,120)
GrafTech International *	(30,429)	(270,818)
Great Lakes Dredge & Dock	(29,500)	(239,540)
H&E Equipment Services	(6,788)	(169,903)
Heritage-Crystal Clean	(9,005)	(159,118)
Hub Group, Cl A *	(5,130)	(188,425)
Hudson Technologies *	(27,525)	(58,628)
InnerWorkings *	(14,400)	(137,808)
Joy Global	(4,670)	(265,022)
KEYW Holding *	(13,300)	(152,950)
Lindsay	(1,100)	(83,611)

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Industrials (continued)
LMI Aerospace *	(14,700)	$(230,790)
Manitowoc	(1,660)	(32,304)
McGrath RentCorp	(6,826)	(243,484)
Norfolk Southern	(2,850)	(245,157)
Rand Logistics *	(30,817)	(158,091)
Southwest Airlines	(4,250)	(73,185)
Textainer Group Holdings	(5,040)	(191,016)
Textron	(8,300)	(238,957)
Titan Machinery *	(15,473)	(272,944)
United Parcel Service, Cl B	(1,660)	(163,078)
Werner Enterprises	(16,490)	(381,908)

		(7,856,625)

Information Technology — (2.3)%
Audience *	(15,181)	(173,367)
Aware	(74,611)	(390,216)
Badger Meter	(1,863)	(96,895)
Bazaarvoice *	(26,251)	(246,234)
Brightcove *	(5,627)	(85,924)
Ceva *	(4,233)	(60,659)
Control4 *	(4,130)	(67,938)
CUI Global *	(25,470)	(144,669)
Cyan *	(6,900)	(32,499)
Dice Holdings	(33,000)	(243,540)
E2Open *	(5,015)	(112,837)
Electronic Arts *	(9,050)	(237,562)
Entropic Communications *	(12,000)	(51,360)
FactSet Research Systems	(2,790)	(303,943)
Global Payments	(2,230)	(132,641)
Guidance Software *	(48,889)	(427,290)
Imperva *	(3,100)	(118,854)
Informatica	(1,940)	(74,884)
Jive Software *	(38,683)	(421,258)
LivePerson *	(32,588)	(304,372)
Mercury Systems *	(19,430)	(179,145)
Mesa Laboratories	(1,903)	(132,506)
MicroStrategy, Cl A *	(1,888)	(230,317)
Millennial Media *	(42,982)	(302,164)
Move	(4,900)	(83,153)
NetApp	(2,650)	(102,847)
NetSuite *	(500)	(50,440)
Numerex, Cl A *	(16,662)	(196,778)
NVE *	(1,500)	(80,055)
OpenTable *	(740)	(51,415)

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2013

COMMON STOCK — continued
	Shares	Value

UNITED STATES (continued)
Information Technology (continued)
Oracle	(4,730)	$(158,455)
Paychex	(8,370)	(353,716)
Peregrine Semiconductor *	(7,517)	(61,188)
Procera Networks *	(31,773)	(449,588)
Rudolph Technologies	(42,263)	(447,988)
SciQuest *	(19,836)	(433,218)
Tangoe	(11,624)	(222,018)
Tech Data	(2,010)	(104,641)
Ultratech *	(17,500)	(416,325)
Universal Display *	(2,327)	(74,231)
Western Union	(11,800)	(200,836)
Zillow, Cl A *	(1,920)	(152,890)

		(8,210,856)

Materials — (0.7)%
Albemarle	(5,650)	(373,974)
Alcoa	(13,180)	(122,179)
Allied Nevada Gold	(41,400)	(168,912)
American Vanguard	(4,590)	(119,799)
Celanese, Cl A	(2,720)	(152,347)
Globe Specialty Metals	(5,230)	(91,734)
Haynes International	(3,357)	(180,942)
Horsehead Holding	(35,300)	(512,203)
Noranda Aluminum Holding	(75,696)	(205,893)
Reliance Steel & Aluminum	(2,600)	(190,554)
Schnitzer Steel Industries, Cl A	(2,980)	(86,539)
Tredegar	(5,300)	(154,866)
Wausau Paper	(10,461)	(122,394)

		(2,482,336)

Telecommunication Services — (0.4)%
Alteva	(26,082)	(199,527)
Boingo Wireless *	(31,814)	(215,699)
Cincinnati Bell *	(65,871)	(188,391)
Consolidated Communications Holdings	(5,500)	(102,465)
inContact *	(32,176)	(244,216)
Iridium Communications	(63,576)	(383,363)
ORBCOMM *	(15,784)	(95,178)

		(1,428,839)

		(47,836,648)

Total Common Stock (Proceeds $50,814,570)		(52,211,387)

REGISTERED INVESTMENT COMPANIES — (3.1)%
	Shares/ Number of Warrants	Value

EXCHANGE TRADED FUNDS — (3.1)%
Consumer Staples Select Sector SPDR Fund	(2,270)	$(96,134)
Euro Currency Trust	(1,120)	(150,405)
First Trust Dow Jones Internet Index Fund	(6,030)	(329,238)
Health Care Select Sector SPDR Fund	(13,300)	(701,442)
iShares Core S&P Small Cap 600 Index Fund	(6,690)	(691,813)
iShares NASDAQ BioTech Index Fund	(3,930)	(806,122)
iShares Russell 2000 Growth Index Fund	(10,970)	(1,403,721)
iShares Russell 2000 Index Fund	(13,900)	(1,518,297)
Market Vectors Biotech Fund	(5,100)	(418,200)
Market Vectors Oil Services Fund	(5,220)	(259,016)
Market Vectors Pharmaceutical Fund	(6,400)	(318,272)
Market Vectors Semiconductor Fund	(5,180)	(213,261)
Powershares QQQ Trust Series 1	(5,180)	(428,852)
SPDR S&P 500 Trust	(5,500)	(966,515)
SPDR S&P Retail Fund	(1,760)	(148,139)
SPDR Series Trust	(10,850)	(331,142)
Vanguard Small Cap Fund	(9,150)	(967,613)
Vanguard Small Cap Growth Fund	(8,340)	(978,782)

		(10,726,964)

EXCHANGE TRADED NOTE — 0.0%
VelocityShares Daily Inverse VIX Short Term	(5,000)	(145,000)

Total Registered Investment Companies (Proceeds $9,857,146)		(10,871,964)

PREFERRED STOCK — 0.0%
GERMANY — 0.0%
Volkswagen (Proceeds $97,754)	(400)	(101,669)

WARRANTS — (0.0)%
UNITED STATES — (0.0)%
Magnum Hunter, Expires 04/15/16 * (Proceeds $—)	(7,982)	—

Total Securities Sold Short — (17.9)% (Proceeds $60,769,470)		$(63,185,020)

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS PUBLIC ALTERNATIVES FUND
October 31, 2013

PURCHASED OPTIONS* — 0.0%
	Contracts	Value

Alcoa, Expires 12/21/13, Strike Price $9.00	523	$15,167
Anadarko Petroleum, Expires 12/21/13; Strike Price $95.00	80	32,000
Arch Coal, Expires 11/16/13; Strike Price $4.50	1,001	10,010
Baker Hughes, Expires 12/21/13; Strike Price $57.50	104	24,440
Cliffs Natural Resources, Expires 01/18/14; Strike Price $27.00	81	12,555
Cobalt International Energy, Expires 01/18/14; Strike Price $27.50	189	19,845
Cobalt International Energy, Expires 01/18/14; Strike Price $25.00	195	35,100
United States Oil Fund ETF, Expires 12/21/13; Strike Price $35.50	81	5,103

Total Purchased Options — 0.0% (Cost $179,954)		$154,220

WRITTEN OPTIONS * — 0.0%
Alcoa, Expires 11/16/13; Strike Price $10.00	(282)	(1,410)
Cobalt International Energy, Expires 01/18/14; Strike Price $37.50	(189)	(2,835)
Cobalt International Energy, Expires 01/18/14; Strike Price $33.50	(195)	(4,875)
United States Oil Fund ETF, Expires 11/16/13; Strike Price $33.50	(81)	(1,458)

Total Written Options — 0.0% (Proceeds $25,560)		$(10,578)

For the year ended October 31, 2013, the total amount of all open purchased and written options, as presented in the above Schedule of Investments, are representative of the volume of activity for this derivative type during the year.

Percentages are based on net assets of $353,175,843.

*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)	All or a portion of this security is held as collateral for securities sold short.
(B)	The rate reported is the 7-day effective yield as of October 31, 2013.

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange Traded Fund

LLC — Limited Liability Company

PLC — Public Limited Company

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depository Receipts

VIX — Chicago Board Options Exchange Market Volatility Index

The following is a list of the inputs used as of October 31, 2013, in valuing the Fund’s investments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Registered Investment Companies	$ 255,473,425	$ —	$ —	$255,473,425
Common Stock	79,185,249	—	—	79,185,249
Short-Term Investment	24,546,236	—	—	24,546,236

Total Investments in Securities	$ 359,204,910	$ —	$ —	$ 359,204,910

Liabilities	Level 1	Level 2	Level 3	Total
Common Stock	$ (52,211,387)	$ —	$ —	$ (52,211,387)
Registered Investment Companies	(10,871,964)	—	—	(10,871,964)
Preferred Stock	(101,669)	—	—	(101,669)
Warrants	—	—	—	—

Total Investments in Securities	$ (63,185,020)	$ —	$ —	$ (63,185,020)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$ 154,220	$ —	$ —	$ 154,220
Written Options	(10,578)	—	—	(10,578)

Total Other Financial Instruments	$ 143,642	$ —	$ —	$ 143,642

For the year ended October 31, 2013, there were no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For the year ended October 31, 2013, there were no Level 3 securities.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS REAL ASSETS FUND
October 31, 2013

Sector Weightings (unaudited) †:

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
REGISTERED INVESTMENT COMPANY — 32.7%
	Shares/Face Amount	Value
OPEN-END FUND — 32.7%
PIMCO Commodity Real Return Strategy Fund, Cl Institutional (Cost $52,315,773)	7,738,770	$43,724,052

U.S. TREASURY OBLIGATIONS — 30.3%
U.S. Treasury Inflation Protected Securities
3.875%, 04/15/29	$1,131,023	1,626,110
3.625%, 04/15/28	1,135,118	1,572,671
3.375%, 04/15/32	164,703	231,471
2.500%, 07/15/16	1,065,434	1,175,223
2.500%, 01/15/29	985,835	1,216,813
2.375%, 01/15/25	2,307,795	2,762,322
2.375%, 01/15/27	788,616	950,776
2.125%, 01/15/19	185,184	210,951
2.125%, 02/15/40	611,370	729,297
2.125%, 02/15/41	592,729	707,987
2.000%, 01/15/16	212,105	226,587
2.000%, 01/15/26	465,542	538,434
1.875%, 07/15/15	841,673	886,256
1.875%, 07/15/19	580,536	660,223
1.750%, 01/15/28	1,183,363	1,329,896
1.625%, 01/15/18	78,147	86,138
1.375%, 07/15/18	292,834	322,712
1.375%, 01/15/20	648,918	714,418
1.250%, 07/15/20	1,378,047	1,514,129
1.125%, 01/15/21	1,384,536	1,495,949
0.750%, 02/15/42	1,345,539	1,162,524
0.625%, 07/15/21	15,565	16,263
0.625%, 02/15/43	1,841,223	1,525,193
0.500%, 04/15/15	987,477	1,007,535

U.S. TREASURY OBLIGATIONS — continued
	Face Amount/Shares	Value
0.375%, 07/15/23	$2,874,243	$2,873,119
0.125%, 04/15/16	4,900,465	5,033,312
0.125%, 04/15/17	947,324	979,518
0.125%, 04/15/18	3,106,073	3,213,086
0.125%, 01/15/22	1,952,975	1,937,107
0.125%, 07/15/22	711,914	704,684
0.125%, 01/15/23	3,225,143	3,152,074

		40,562,778

Total U.S. Treasury Obligations (Cost $42,496,515)		40,562,778

COMMON STOCK — 29.3%
ENERGY — 27.3%
Access Midstream Partners LP (A)	24,800	1,327,792
Capital Product Partners LP (A)	43,600	408,096
Crestwood Equity Partners (A)	26,400	398,640
Crestwood Midstream Partners LP * (A)	36,852	807,059
DCP Midstream Partners LP (A)	44,100	2,142,378
Enbridge Energy Management LLC (A)	65,886	1,879,068
Energy Transfer Partners LP (A)	42,300	2,240,631
Enterprise Products Partners LP (A)	54,500	3,448,760
Golar LNG Partners LP (A)	13,070	404,386
Kinder Morgan	85,000	3,001,350
Kinder Morgan Management LLC *	44,448	3,347,839
KNOT Offshore Partners LP (A)	30,300	770,832
Magellan Midstream Partners (A)	7,100	426,284
MarkWest Energy Partners LP (A)	45,000	3,342,600
NuStar Energy LP (A)	12,100	521,752
ONEOK Partners LP (A)	13,900	747,403
Plains All American Pipeline LP (A)	50,000	2,561,000
Plains GP Holdings, Cl A * (A)	23,000	512,670
QEP Midstream Partners, LP (A)	5,700	130,644

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS REAL ASSETS FUND
October 31, 2013

COMMON STOCK — continued
	Shares/ Face Amount/ Number of Rights	Value
ENERGY (continued)
Regency Energy Partners LP (A)	48,500	$1,236,265
Targa Resources	5,000	387,800
Targa Resources Partners LP (A)	10,000	521,100
Western Gas Partners LP (A)	37,000	2,224,070
Williams Companies	48,500	1,731,935
Williams Partners LP (A)	38,900	2,000,238

		36,520,592

UTILITIES — 2.0%
NRG Yield, Cl A	17,200	609,224
ONEOK	35,900	2,028,350

		2,637,574

Total Common Stock (Cost $34,578,196)		39,158,166

CORPORATE OBLIGATIONS — 2.4%
ENERGY — 2.4%
Aurora USA Oil & Gas 7.500%, 04/01/20 (B)	$200,000	206,500
Concho Resources 5.500%, 04/01/23	375,000	389,062
CVR Refining 6.500%, 11/01/22	250,000	250,625
Hiland Partners 7.250%, 10/01/20 (B)	500,000	532,500
Midstates Petroleum 9.250%, 06/01/21 (B)	400,000	412,000
QEP Resources 5.250%, 05/01/23	250,000	240,625
Sanchez Energy 7.750%, 06/15/21 (B)	1,125,000	1,147,500

Total Corporate Obligations (Cost $3,148,284)		3,178,812

SOVEREIGN DEBT — 1.9%
Buoni Poliennali Del Tesoro Index Linked Bond 2.100%, 09/15/16	813,945	1,132,041

Canadian Government Bond 1.500%, 12/01/44	63,867	68,703

SOVEREIGN DEBT — continued
	Face Amount/ Shares/ Number of Rights/ Notional Amounts	Value
Deutsche Bundesrepublik Inflation Linked Bond 1.500%, 04/15/16	$889,427	$1,268,669

Total Sovereign Debt (Cost $2,417,213)		2,469,413

LOAN PARTICIPATION — 0.3%
Crestwood Holdings LLC 7.000%, 06/18/19 (Cost $368,192)	369,932	378,718

RIGHTS — 0.0%
Kinder Morgan Escrow * (Cost $— )	9,185	—

SHORT-TERM INVESTMENT — 3.1%
SEI Daily Income Trust Government Fund, Cl A, 0.020% (C) (Cost $4,165,677)	4,165,677	4,165,677

Total Investments — 100.0% (Cost $139,489,850)		$133,637,616

PURCHASED SWAPTIONS * — 0.0%
British Pound/ Australian Dollar, Expires 11/16/13, Strike Price $1.709	300,000	9,882
Currency Euro, Expires 01/18/14, Strike Price $1.350	325,000	6,859
Goldman Sachs 3-Month LIBOR, Expires 2/20/2016, Strike Price 4.25%	700,000	19,698

Total Purchased Swaptions — 0.0% (Cost $39,914)		36,439

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS REAL ASSETS FUND
October 31, 2013

WRITTEN OPTIONS/SWAPTIONS * — 0.0%
	Notional Amounts/Contracts	Value
5 Year U.S. Treasury Bond Future, Expires 11/16/2013, Strike Price $120.00	$(10)	$(391)
5 Year U.S. Treasury Bond Future, Expires 11/16/2013, Strike Price $121.50	(10)	(4,062)
Australian Dollar/ Norwegian Krone, Expires 11/16/13, Strike Price $5.01,	(200,000)	—
Euro Currency, Expires 01/18/14; Strike $1.405	(325,000)	(2,070)
British Pound/Australian Dollar Expires 11/16/13, Strike Price $1.78	(300,000)	(515)
Goldman Sachs 3-Month LIBOR, Expires 12/21/2013, Strike Price 2.00%	(800,000)	(19,351)
Goldman Sachs 3-Month LIBOR, Expires 12/21/2013, Strike Price 1.00%	(800,000)	(20,057)

Total Written Options/Swaptions — 0.0% (Proceeds $21,405)		$(46,446)

For the year ended October 31, 2013, the total amount of all open purchased swaptions and written options/swaptions, as presented in the above Schedule of Investments, are representative of the volume of activity for this derivative type during the year.

The open futures contracts held by the Fund at October 31 , 201 3, are as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation (Depreciation)
3-Month EURIBOR	14	Dec-2014	$9,032
90-Day Euro$	(18)	Dec-2014	(3,856)
90-Day Euro$	(17)	Sep-2015	(850)
90-Day Euro$	7	Sep-2017	(650)
Canadian 10-Year Bond	(2)	Dec-2013	(9,098)
U.S. 10-Year Treasury Note	1 2	Dec-2013	4,953
U.S. 2-Year Treasury Note	1 9	Dec-2013	7,723
U.S. 5-Year Treasury Note	1 2	Dec-2013	40,421
U.S. Long Treasury Bond	(10)	Dec-2013	(20,829)
U.S. Ultra Long Treasury Bond	(6)	Dec-2013	(25,764)

			$1,082

For the year ended October 31, 2013, the total amount of all open futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

A list of the outstanding forward foreign currency contracts held by the Fund at October 31 , 201 3, is as follows:

Maturity Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation
11/7/13	JPY	20,842,000	USD	21 2,784	$818
11/21/13	EUR	2,469,694	USD	3,377,144	23,746
1/15/14	AUD	1 56,000	NOK	876,006	34
1/15/14	CHF	437,326	EUR	355,300	162
1/23/14	CAD	67,000	USD	64,693	574

					$25,334

A list of the counterparties for the outstanding forward foreign currency contracts held by the F und at October 31 , 201 3, is as follows:

Counterparty	Currency to Deliver		Currency to Receive		Unrealized Appreciation
Credit Suisse	$	1,078,425	$	1,084,696	$6,271
UBS		3,11 5,927		3,134,416	18,489
Barclays Capital		64,118		64,692	574

					$25,334

For the year ended October 31, 2013, the total amount of all open forward foreign currency contracts, as presented in the tables above, are representative of the volume of activity for this derivative type during the year.

A list of the open swap agreements held by Fund at October 31, 2013, is as follows:

Interest Rate Swaps
Counterparty	Fund Pays	Fund Receives	Termination Date	Notional Amount	Net Unrealized Depreciation
Goldman Sachs	3M LIBOR	2.22%	08/09/20	1,000,000	$(19,171)
Goldman Sachs	3M LIBOR	1.54%	08/01/18	300,000	(1,879)
Goldman Sachs	3M LIBOR	0.48%	08/08/15	3,900,000	(9,564)

					$(30,614)

For the year ended October 31, 2013, the total amount of all open swap agreements, as presented in the tables above, are representative of the volume of activity for this derivative type during the year.

Percentages are based on net assets of $133,601,785.

*	Non-income producing security.
(A)	Security considered a Master Limited Partnership. At October 31, 2013, these securities amounted to $28,051,668 or 21.0% of net assets.
(B)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(C)	The rate reported is the 7-day effective yield as of October 31, 2013.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS REAL ASSETS FUND
October 31, 2013

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

Cl — Class

EUR — Euro

EURIBOR — Euro Interbank Offered Rate

JPY — Japanese Yen

LLC — Limited Liability Company

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

NOK — Norwegian Krone

USD — United States Dollar

The following is a list of the inputs used as of October 31, 2013, in valuing the Fund’s investments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Registered Investment Company	$43,724,052	$—	$—	$43,724,052
U.S. Treasury Obligations	—	40,562,778	—	40,562,778
Common Stock	39,158,166	—	—	39,158,166
Corporate Obligations	—	3,178,812	—	3,178,812
Sovereign Debt	—	2,469,413	—	2,469,413
Loan Participation	—	378,718	—	378,718
Rights	—	—	—	—
Short-Term Investment	4,165,677	—	—	4,165,677

Total Investments in Securities	$87,047,895	$46,589,721	$—	$133,637,616

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Swaptions	$—	$36,439	$—	$36,439
Written Options	(4,453)	—	—	(4,453)
Written Swaptions	—	(41,993)	—	(41,993)
Futures Contracts *
Appreciation	62,129	—	—	62,129
Depreciation	(61,047)	—	—	(61,047)
Forward Foreign Currency Contracts *
Appreciation	—	25,334	—	25,334
Interest Rate Swap Contracts	—	(30,614)	—	(30,614)

Total Other Financial Instruments	$(3,371)	(10,834)	$—	$(14,205)

* Futures contracts and forward foreign currency contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended October 31, 2013, there were no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For the year ended October 31, 2013, there were no Level 3 securities.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2013

STATEMENTS OF ASSETS AND LIABILITIES

	Global Public Equity Fund	Income Opportunities Fund	Public Alternatives Fund	Real Assets Fund
Assets:
Investments, at Value †	$730,194,932	$143,192,413	$359,204,910	$133,637,616
Foreign Currency, at Value ††	1,362,872	12,050	8,537	21,993
Cash	47,420	—	17,548,784	—
Receivable from Prime Broker	—	287,137	38,590,443	152,000
Receivable for Investment Securities Sold	6,650,111	39,814	6,505,142	—
Dividends and Interest Receivable	630,778	986,361	55,295	419,731
Reclaims Receivable	380,491	11,891	214	—
Receivable for Capital Shares Sold	43,616	28,390	171,182	43,330
Unrealized Appreciation on Forward Foreign Currency Contracts	35,835	—	—	25,334
Unrealized Appreciation on Spot Foreign Currency Contracts	23,098	—	1,211	—
Prepaid Expenses	13,862	5,619	8,627	5,463
Purchased Option/Swaption Contracts, at Value †††	—	—	154,220	36,439
Variation Margin Receivable	—	58,150	—	5,800

Total Assets	739,383,015	144,621,825	422,248,565	134,347,706

Liabilities:
Payable for Investment Securities Purchased	6,074,915	272,969	5,481,522	501,292
Investment Advisory Fees Payable — Note 6	429,290	37,076	125,271	53,657
Unrealized Depreciation on Forward Foreign Currency Contracts	144,103	—	—	—
Accrued Foreign Capital Gains Tax	75,914	—	—	—
Shareholder Servicing Fees Payable	61,562	12,200	29,953	11,350
Payable for Capital Shares Redeemed	54,520	7,000	10,000	5,000
Payable due to Administrator	42,932	8,452	21,668	7,836
Payable due to Trustees	18,020	3,604	8,849	3,358
Unrealized Depreciation on Spot Foreign Currency Contracts	15,326	—	1,179	6,079
Chief Compliance Officer Fees Payable	10,591	2,118	5,201	1,973
Management Fees Payable — Note 6	6,168	1,214	2,969	1,126
Written Option/Swaption Contracts, at Value ††††	—	—	10,578	46,446
Securities Sold Short, at Value †††††	—	—	63,185,020	—
Swap Contracts, at Value ††††††	—	—	—	30,540
Variation Margin Payable	—	1,850	—	4,049
Stock Loan Fees Payable	—	—	84,817	—
Dividends Payable on Securities Sold Short	—	—	24,358	—
Other Accrued Expenses	210,496	68,761	81,337	73,215

Total Liabilities	7,143,837	415,244	69,072,722	745,921

Net Assets	$732,239,178	$144,206,581	$353,175,843	$133,601,785

† Cost of Investments	$602,138,664	$136,747,514	$347,337,294	$139,489,850
†† Cost of Foreign Currency	1,361,009	12,143	8,548	21,620
††† Cost of Purchased Option/Swaption Contracts	—	—	179,954	39,914
†††† Proceeds from Written Option/Swaption Contracts	—	—	(25,560)	(21,405)
††††† Proceeds from Securities Sold Short	—	—	(60,769,470)	—
†††††† Premiums received on Swap Contracts	—	—	—	74

NET ASSETS CONSIST OF:
Paid-in Capital	$570,427,617	$132,367,825	$347,724,996	$137,402,655
Undistributed (Distributions in Excess of) Net Investment Income	5,790,190	2,333,188	(887,275)	1,762,623
Accumulated Net Realized Gain (Loss) on Investments, Purchased Options/Swaptions, Written Options/Swaptions, Securities Sold Short, Futures, Swaps and Foreign Currency Transactions	28,133,514	3,178,099	(3,102,940)	321,727
Accumulated Foreign Capital Gains Tax on Appreciated Securities	(75,914)	—	—	—
Net Unrealized Appreciation (Depreciation) on Investments, Purchased Options/Swaptions, Written Options/Swaptions and Securities Sold Short	128,056,268	6,444,899	9,441,314	(5,880,750)
Net Unrealized Appreciation (Depreciation) on Futures Contracts	—	(119,779)	—	1,082
Net Unrealized Depreciation on Swap Contracts	—	—	—	(30,614)
Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Contracts and Foreign Currency Translations	(92,497)	2,349	(252)	25,062

Net Assets	$732,239,178	$144,206,581	$353,175,843	$133,601,785

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	57,000,381	13,183,411	34,735,182	13,762,296

Net Asset Value, Offering and Redemption Price Per Share	$12.85	$10.94	$10.17	$9.71

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
For the year ended October 31, 2013

STATEMENTS OF OPERATIONS

	Global Public Equity Fund	Income Opportunities Fund	Public Alternatives Fund	Real Assets Fund
Investment Income
Dividends	$13,806,932	$2,339,323	$1,109,031	$1,878,073
Income Distributions from Registered Investment Companies	360,915	4,110,386	4,446,420	947,391
Interest	—	716,664	—	454,824
Less: Foreign Taxes Withheld	(584,024)	—	(11,453)	(1,779)

Total Investment Income	13,583,823	7,166,373	5,543,998	3,278,509

Expenses
Investment Advisory Fees — Note 6	4,533,399	325,340	1,426,354	649,816
Administration Fees — Note 5	464,377	96,721	240,903	91,893
Shareholder Servicing Fees — Note 5	326,547	67,981	168,560	64,558
Management Fees — Note 6	65,313	13,597	33,714	12,912
Trustees’ Fees	62,723	13,084	32,487	12,389
Chief Compliance Officer Fees	34,312	7,555	18,067	7,242
Custodian Fees	433,670	9,753	94,307	11,818
Legal Fees	114,708	41,002	52,139	20,138
Audit Fees	72,334	41,111	39,429	40,202
Registration Fees	50,057	14,464	32,497	14,798
Transfer Agent Fees	48,203	31,441	37,630	35,540
Printing Fees	39,648	8,066	19,391	10,923
Deferred Offering Costs — Note 2	26,192	26,192	26,192	26,192
Dividend Expense on Securities Sold Short — Note 2	—	—	753,497	—
Stock Loan Fees — Note 2	—	—	525,767	—
Insurance and Other Expenses	127,067	4,401	28,950	6,155

Total Expenses	6,398,550	700,708	3,529,884	1,004,576

Less:
Commission Recapture — Note 5	(38,104)	(15,022)	—	—

Net Expenses	6,360,446	685,686	3,529,884	1,004,576

Net Investment Income	7,223,377	6,480,687	2,014,114	2,273,933

Net Realized Gain (Loss) on:
Investments	29,771,874	5,108,990	16,556,641	1,760,446
Securities Sold Short	—	—	(18,222,529)	—
Futures Contracts	—	(101,785)	—	116,030
Swap Contracts	—	—	—	39,678
Purchased Option/Swaption Contracts	—	—	(300,086)	18,404
Written Option/Swaption Contracts	—	—	2,118	49,793
Foreign Currency Transactions	(296,620)	7,146	(25,598)	(10,547)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	119,197,147	5,622,963	12,316,530	(6,106,605)
Securities Sold Short	—	—	(2,877,102)	—
Futures Contracts	—	(119,779)	—	6,219
Swap Contracts	—	—	—	(30,614)
Purchased Option/Swaption Contracts	—	—	(15,236)	5,136
Written Option/Swaption Contracts	—	—	14,982	(27,416)
Foreign Currency Transactions	(41,360)	2,349	(171)	23,773
Change in Accrued Foreign Capital Gains Tax on Appreciated Securities	558	—	—	—

Net Realized and Unrealized Gain (Loss)	148,631,599	10,519,884	7,449,549	(4,155,703)

Net Increase (Decrease) in Net Assets Resulting from Operations	$155,854,976	$17,000,571	$9,463,663	$(1,881,770)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Global Public Equity Fund		Income Opportunities Fund
	Year ended October 31, 2013	Period ended October 31, 2012*	Year ended October 31, 2013	Period ended October 31, 2012*
Operations:
Net Investment Income	$7,223,377	$513,292	$6,480,687	$686,875
Net Realized Gain on Investments, Futures Contracts and Foreign Currency Transactions	29,475,254	1,745,809	5,014,351	3,077
Net Change in Unrealized Appreciation on Investments, Futures Contracts and Foreign Currency Transactions	119,156,345	8,731,512	5,505,533	821,936

Net Increase in Net Assets Resulting from Operations	155,854,976	10,990,613	17,000,571	1,511,888

Dividends and Distributions from:
Net Investment Income	(2,817,362)	—	(6,475,543)	(200,459)
Net Realized Gains	(2,222,636)	—	(3,671)	—

Total Dividends and Distributions	(5,039,998)	—	(6,479,214)	(200,459)

Capital Share Transactions:
Issued	87,312,814	542,088,100	18,870,555	121,209,856
Reinvestment of Dividends	5,039,998	—	6,479,214	200,459
Redeemed	(62,054,333)	(1,952,992)	(13,600,793)	(785,496)

Net Increase in Net Assets from Capital Share Transactions	30,298,479	540,135,108	11,748,976	120,624,819

Total Increase in Net Assets	181,113,457	551,125,721	22,270,333	121,936,248

Net Assets:
Beginning of Year/Period	551,125,721	—	121,936,248	—

End of Year/Period	$732,239,178	$551,125,721	$144,206,581	$121,936,248

Undistributed Net Investment Income	$5,790,190	$332,084	$2,333,188	$405,249

Shares Issued and Redeemed:
Issued	7,904,485	54,125,925	1,790,537	12,113,014
Reinvestment of Dividends	484,671	—	616,512	19,749
Redeemed	(5,324,832)	(189,868)	(1,278,530)	(77,871)

Net Increase in Shares Outstanding from Share Transactions	3,064,324	53,936,057	1,128,519	12,054,892

*	The Funds commenced operations on August 30, 2012.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Public Alternatives Fund		Real Assets Fund
	Year ended October 31, 2013	Period ended October 31, 2012*	Year ended October 31, 2013	Period ended October 31, 2012*
Operations:
Net Investment Income (Loss)	$2,014,114	$(72,795)	$2,273,933	$423,577
Net Realized Gain (Loss) on Investments, Purchased Options/Swaptions, Written Options/Swaptions, Securities Sold Short, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(1,989,454)	(756,980)	1,973,804	106,120
Net Change in Unrealized Appreciation (Depreciation) on Investments, Purchased Options/Swaptions, Written Options/Swaptions, Securities Sold Short, Futures Contracts, Swap Contracts and Foreign Currency Transactions	9,439,003	2,059	(6,129,507)	244,287

Net Increase (Decrease) in Net Assets Resulting from Operations	9,463,663	(827,716)	(1,881,770)	773,984

Dividends and Distributions from:
Net Investment Income	(3,191,067)	—	(2,366,621)	(160,192)
Net Realized Gains	—	—	(172,241)	—

Total Dividends and Distributions	(3,191,067)	—	(2,538,862)	(160,192)

Capital Share Transactions:
Issued	51,388,814	314,260,392	22,628,144	122,138,059
Reinvestment of Dividends	3,191,067	—	2,538,862	160,192
Redeemed	(20,120,960)	(988,350)	(9,636,794)	(419,838)

Net Increase in Net Assets from Capital Share Transactions	34,458,921	313,272,042	15,530,212	121,878,413

Total Increase in Net Assets	40,731,517	312,444,326	11,109,580	122,492,205

Net Assets:
Beginning of Year/Period	312,444,326	—	122,492,205	—

End of Year/Period	$353,175,843	$312,444,326	$133,601,785	$122,492,205

Undistributed (Distributions in Excess of) Net Investment Income	$(887,275)	$64,117	$1,762,623	$101,331

Shares Issued and Redeemed:
Issued	5,072,739	31,431,248	2,285,822	12,209,308
Reinvestment of Dividends	317,519	—	258,975	15,845
Redeemed	(1,987,284)	(99,040)	(966,132)	(41,522)

Net Increase in Shares Outstanding from Share Transactions	3,402,974	31,332,208	1,578,665	12,183,631

*	The Funds commenced operations on August 30, 2012.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS

FINANCIAL HIGHLIGHTS

For the year or period ended October 31,

For a share outstanding throughout the period

	Net Asset Value, Beginning of Year/Period	Net Investment Income*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Year/Period	Total Return†	Net Assets End of Year/Period (000)	Ratio of Expenses to Average Net Assets (including dividend expense, broker fees, interest on short sales and commission recapture)	Ratio of Expenses to Average Net Assets (including dividend expense, broker fees and interest on short sales, excluding commission recapture)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover†
Global Public Equity Fund
2013	$10.22	$0.13	$2.59	$2.72	$(0.05)	$(0.04)	$(0.09)	$12.85	26.84%	$732,239	0.97%	0.98%	1.11%	82%
2012#	$10.00	$0.01	$0.21	$0.22	$—	$—	$—	$10.22	2.20%	$551,126	1.11%	1.11%	0.56%	17%

Income Opportunities Fund
2013	$10.12	$0.51	$0.82	$1.33	$(0.51)	$— @	$(0.51)	$10.94	13.42%	$144,207	0.50%	0.52%	4.76%	63%
2012#	$10.00	$0.06	$0.08	$0.14	$(0.02)	$—	$(0.02)	$10.12	1.37%	$121,936	0.75%	0.75%	3.44%	0%

Public Alternatives Fund
2013	$9.97	$0.06	$0.24	$0.30	$(0.10)	$—	$(0.10)	$10.17	3.02%	$353,176	1.05%‡	1.05%	0.60%	109%
2012#	$10.00	$—	$(0.03)	$(0.03)	$—	$—	$—	$9.97	(0.30)%	$312,444	1.38%‡	1.38%	(0.14)%	19%

Real Assets Fund
2013	$10.05	$0.17	$(0.32)	$(0.15)	$(0.18)	$(0.01)	$(0.19)	$9.71	(1.45)%	$133,602	0.78%	0.78%	1.78%	50%
2012#	$10.00	$0.04	$0.02	$0.06	$(0.01)	$—	$(0.01)	$10.05	0.63%	$122,492	1.05%	1.05%	2.10%	7%

#	The Funds commenced operations on August 30, 2012. All ratios for the period have been annualized.
*	Per share data calculated using average shares.
@	Amount represents less than $0.01.
†	Total return and portfolio turnover rates are for the period indicated and have not been annualized.
‡	Excluding dividend expense, broker fees, and interest on short sales, the ratio of expenses to average net assets would have been 0.67% and 0.84%, respectively.

Amounts designated as (“—”) are $0.00 or have been rounded to $0.00.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2013

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 45 funds. The financial statements herein are those of the Cornerstone Advisors Funds. The Cornerstone Advisors Funds include the Cornerstone Advisors Global Public Equity Fund (the “Global Public Equity Fund”), Cornerstone Advisors Income Opportunities Fund (the “Income Opportunities Fund”), Cornerstone Advisors Public Alternatives Fund (the “Public Alternatives Fund”), and Cornerstone Advisors Real Assets Fund (“Real Assets Fund”) (each a “Fund” and collectively the “Funds”). The Funds commenced operations on August 30, 2012. Each of the Cornerstone Funds is classified as a “non-diversified” investment company under the 1940 Act. The Global Public Equity Fund seeks capital appreciation. The Income Opportunities Fund seeks current income. The Public Alternatives Fund seeks capital appreciation with lower correlation to traditional global fixed income and public equity markets. The Real Assets Fund seeks capital appreciation and, as a secondary objective, current income. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The financial statements of the remaining funds of the Trust are presented separately.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price for long securities, and the most recent quoted ask price for securities sold short. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Equity Linked Notes (“ELN”) are valued daily at the mean price provided by the ELN’s counterparty. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized third-party independent pricing agents.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long positions and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Cornerstone Advisors, Inc., (the “Adviser”) becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company,

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2013

monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding a relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Global Public Equity Fund uses Interactive Data Pricing and Reference Data, Inc. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. market after the close of the foreign market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Administrator and may request that a meeting of the Committee be held.

Securities for which market prices are not “readily available” are valued in good faith in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a Fair Value Pricing Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine its value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2013, $337,931 worth of securities held in the Income Opportunities Fund were fair valued by the Committee.

All registered investment companies held in the Funds’ portfolios are valued at the published net asset value.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are as follows:

•	Level 1 Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. For details of the investment classification, refer to the Schedules of Investments.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2013

For the year ended October 31, 2013, there have been no changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements. The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains earned.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the 2 open tax year end, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

During the year ended October 31, 2013, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

Security Transactions, Dividend and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on the specific identification method. Dividend income is recognized on the ex-dividend date, interest income is recognized on an accrual basis and includes the amortization of premiums and the accretion of discount. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis: (I) market value of investment securities, assets and liabilities at the current rate of exchange; and (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts —The Funds will hedge currency exposure utilizing forward foreign currency contracts if deemed appropriate by the Adviser or sub-adviser(s). Currency hedging, if utilized, is done to protect the investment thesis for a given stock from being significantly undermined by dollar/foreign currency fluctuations when the Adviser or sub-adviser perceives currency risk to be high. All forward foreign currency contracts are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Additionally, the risk exists that losses could exceed amounts disclosed on the Schedules of Investments or the Statements of Assets and Liabilities.

Equity Linked Notes — The Funds may invest in hybrid equity securities, which usually convert into common stock at a date predetermined by the issuer. These securities generally offer a higher dividend yield than that of the common stock to which the security is linked. These instruments are issued by a company other than the one to which the security is linked and carry the credit of the issuer, not that of the underlying common stock. The securities’ appreciation is limited based on a predetermined final cap price at the date of the conversion. Risks of investing in these securities include, but are not limited to, a set time to capture the yield advantage, limited appreciation potential, decline in value of the underlying stock, and failure of the issuer to pay dividend or to deliver common stock at maturity.

Futures Contracts — The Income Opportunities Fund and Real Assets Fund each utilized futures contracts during the year ended October 31, 2013. To the extent consistent with its Investment Objective and Strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2013

are made upon entering into futures contracts. The futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The futures contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of October 31, 2013, if applicable.

Options/Swaptions Written/Purchased — The Funds may invest in financial options contracts to add return or to hedge their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. The option techniques utilized are to hedge against changes in interest rates, foreign currency exchange rates or securities prices in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund, to reduce the volatility of the currency exposure associated with an investment in non-U.S. securities, or as an efficient means of adjusting exposure to the bond, equity and currency markets and not for speculation. When a Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by a Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss. The risk in writing a call option/swaption is that a Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option/swaption is that a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option/swaption is that a Fund pays a premium whether or not the option/swaption is exercised. A Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Finally, for written options/swaptions, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. The Public Alternatives Fund and Real Assets Fund had open option/swaption contracts as of October 31, 2013, as disclosed in the Funds’ Schedule of Investments.

Investments in REITs — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Funds intend to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2013

limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Securities Sold Short — As consistent with each Fund’s investment objectives, a Fund may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. That Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, a Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until a Fund closes its short position or replaces the borrowed security, that Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover a Fund’s short positions. As of October 31, 2013, the Public Alternatives Fund had open short positions.

In accordance with the terms of its prime brokerage agreement, the Public Alternatives Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Public Alternatives Fund records these prime broker charges on a net basis as interest income or interest expense on securities sold short. In addition, the Public Alternatives Fund is required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividend expense on securities sold short.

Short sales are collateralized by cash deposits with the counterparty brokers, Goldman Sachs & Co. and Morgan Stanley & Co. LLC, and pledged securities held at the custodian, Citibank N.A. The collateral required is determined daily by reference to the market value on short positions.

The Public Alternatives Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis and is charged an interest expense at the Fed Funds Rate plus 200 basis points on the amount of any shortfall in the required cash margin. These amounts are disclosed as Receivable from Prime Broker on the Statements of Assets and Liabilities.

Swap Contracts — The Funds are authorized to enter into swap contracts, including interest rate swap contracts, for the purposes of managing a Fund’s interest rate duration, yield curve exposure and yield spread sensitivity. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered. Interest rate swaps involve the exchange by a Fund with another party of their respective commitment to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal.

Periodic payments made or received are recorded as realized gains or losses. At year end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Funds may have open at year end.

Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swaps outstanding at year end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian. As of October 31, 2013, the Real Assets Fund has entered into swap contracts as shown on the Schedules of Investments.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2013

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds’ in the future, or requires increased fees, which could impair the Funds’ ability to achieve its investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategy. As of October 31, 2013 the Real Assets Fund swap agreements were with one counterparty.

Expenses — Expenses that are directly related to the Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the Funds based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Global Public Equity Fund and the Public Alternatives Fund will distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. The Income Opportunities Fund and the Real Assets Fund will distribute their net investment income quarterly and make distributions of their net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing the initial prospectus, legal and registration fees, are amortized over twelve months from inception of the Funds. As of October 31, 2013, all offering costs have been fully amortized, for the Funds.

3. Derivative Transactions:

The following tables include only Funds that had exposure to more than one type of risk on derivatives held throughout the period. For Funds that held derivatives throughout the period with only one type of risk exposure, additional information can be found on the Schedules of Investments, Statements of Assets and Liabilities and the Statements of Operations.

The fair value of derivative instruments as of October 31, 2013, was as follows:

	Asset Derivatives			Liability Derivatives
	Year Ended October 31, 2013			Year Ended October 31, 2013
	Statement of Assets and Liability Location	Fair Value		Statement of Assets and Liability Location	Fair Value
Derivatives not accounted for as hedging instruments :
Real As set Fund
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$25,334		Unrealized depreciation on forward foreign currency contracts	$—
	Purchased options/swaptions contracts, at Value	16,741		Written options/swaptions contracts, at Value	2,585
Interest rate contracts	Net Assets — Unrealized appreciation on futures contracts	62,129	*	Net Assets — Unrealized depreciation on futures contracts	61,047	*
	Net Assets — Unrealized appreciation on swap contracts	—		Net Assets — Unrealized depreciation on swap contracts	53,232	†
	Purchased options/swaptions contracts, at Value	19,698		Written options/swaptions contracts, at Value	43,861

Total Derivatives not accounted for as hedging instruments		$123,902			$160,725

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
†	Includes cumulative appreciation (depreciation) of swap contracts as reported in the Schedule of Investments. Market value is reported within the Statement of Assets and Liabilities for swap contracts that have paid premiums.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2013, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Purchased Options/Swaptions	Written Options/Swaptions	Total
Real Assets Fund
Foreign exchange contracts	$—	$107,462	$—	$(22,742)	$35,019	$119,739
Interest rate contracts	116,030	—	39,678	41,146	14,774	211,628
Total	$116,030	$107,462	$39,678	$18,404	$49,793	$331,367

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2013

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Futures Contracts	Forward Foreign Currency Contracts	Swap Contracts	Purchased Options /Swaptions	Written Options/Swaptions	Total
Real Assets Fund
Foreign exchange contracts	$—	$24,041	$—	$7,627	$8,470	$40,138
Interest rate contracts	6,219	—	(30,614)	(2,491)	(35,886)	(62,772)
Total	$6,219	$24,041	$(30,614)	$5,136	$(27,416)	$(22,634)

Written option and swaption transactions entered into during the year ended October 31, 2013 are summarized as follows:

Fund	Written Options		Swaptions

Public Alternatives Fund	Number of Contracts	Premium
Balance as of October 31 , 2012	—	$—
Written	1,388	75,730
Expired	(118)	(4,612)
Closing buys	(523)	(45,558)
Balance as of October 31 , 201 3	747	$25,560

Real Assets Fund	Number of Contracts	Premium	Notional Amount	Premium
Balance as of October 31 , 2012	36	$15,031	$—	$—
Written	255	74,166	12,135,000	81,338
Expired	(220)	(53,333)	(2,185,000)	(22,941)
Closing buys	(51)	(29,834)	(7,525,000)	(43,022)
Balance as of October 31 , 2013	20	$6,030	$2,425,000	$15,375

4. Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of the Administrator, a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and trustee are paid no fees by the Trust.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

5. Administration, Distribution, Commission Recapture, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to 0.12% of the first $250 million, 0.10% of the next $100 million, 0.08% of the next $100 million, 0.06% of the next $100 million, and 0.05% of any amount above $550 million of the Funds’ average daily net assets, subject to a minimum fee of $800,000 plus $15,000 per each additional class.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Funds and the Distributor are parties to a Commission Recapture Agreement. The Funds direct certain fund trades to the Distributor, via a network of executing brokers, who pays a portion of the Fund’s expenses. Under this arrangement, the Global Public Equity Fund and the Income Opportunities Fund had expenses reduced by $38,104 and $15,022, respectively, which was used to pay operating expenses. This amount is labeled as “Commission Recapture” on the Statement of Operations.

The Funds have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.05% based on the Fund’s average daily net assets. The funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2013

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

Citibank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

6. Investment Advisory Agreement:

The Adviser serves as the overall investment adviser to the Funds. The Adviser continuously monitors the performance of various investment sub-advisers to the Funds. Although the Adviser advises the Board of Trustees with regard to investment matters, the Adviser does not make the day-to-day investment decisions for the Funds except for allocating Fund assets directly to affiliated and unaffiliated open-end funds, closed-end funds, unregistered funds (including hedge funds) and exchange-traded funds (“Underlying Funds”). The Adviser is, however, responsible for establishing and/or rebalancing allocation of the Funds’ assets among strategies and sub-advisers and/or Underlying Funds. Each of the Funds is authorized by the Board of Trustees to operate on a “multi-manager” basis. This means that a single Fund may be managed by one or more sub-advisers. The Adviser may, from time to time, reallocate the assets of a multi-manager Fund among the sub-advisers that provide portfolio management services to the Fund when it believes that such action would be appropriate to achieve the overall objectives of the particular Fund. Pursuant to an investment advisory agreement between the Funds and the Adviser, the Adviser receives an annual fee of 0.01% of each of the Fund’s average net assets. The fees that the Adviser receives are labeled as “Management Fees” on the Statements of Operations. In addition to the fee payable by each Fund to the Adviser, each of the Funds pays a fee directly to its sub-adviser(s). For each Fund, the sub-advisers receive a fee based on the specified percentage of that portion of the Fund’s assets allocated to that sub-adviser. The fees that each sub-adviser receives directly are labeled as “Investment Advisory Fees” on the Statements of Operations.

For the year ended October 31, 2013, the Funds’ incurred the following investment advisory fees with respect to the services of the indicated sub-adviser(s) in both dollars and basis points:

Global Public Equity Fund	Investment Advisory Fees	Basis Points
Acadian Asset Management LLC	$153,829	75
Allianz Global Investors Capital LLC	304,063	125
Cramer Rosenthal McGlynn LLC	154,690	70
Driehaus Capital Management LLC — Emerging Markets Growth	179,835	86
Driehaus Capital Management LLC — International Small Cap Growth	179,835	82
Fairpointe Capital LLC	168,620	73
Harris Associates LP	376,463	100
LSV Asset Management — Global Concentrated	368,650	100
LSV Asset Management — Micro Cap	286,704	125
Marsico Capital Management LLC	410,954	74
Parametric Portfolio Associates LLC	934,890	45
Phocas Financial Corporation	171 ,436	75
TCW Investment Management Company (11/01/12-6/30/13)	117,275	85
Numeric Investors LLC (7/1/13-10/31/13)	70,521	85
Thornburg Investment Management Inc.	262,315	72
Turner Investments LP	393,319	75

	$4,533,399

Public Alternatives Fund	Investment Advisory Fees	Basis Points
AQR Capital Management LLC *	$—	—
ClariVest Asset Management LLC	723,449	225
Turner Investments LP	702,905	125

	$1,426,354

Income Opportunities Fund	Investment Advisory Fees	Basis Points
SteelPath Capital Management LLC	$266,627	75
Strategic Income Management LLC	58,713	50

	$325,340

Real Assets Fund	Investment Advisory Fees	Basis Points
BlackRock Financial Management LLC	$84,121	20
Kayne Anderson Capital Advisors LP	565,695	125

	$649,816

*	The Fund did not allocate any of it’s assets to this mandate as of October 31, 2013.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2013

The Trust has requested an order from the Securities and Exchange Commission (the “Manager of Managers Order”) that would permit the Trust to enter into investment advisory agreements with sub-advisers upon approval of the Board of Trustees but without submitting such contracts for approval of the shareholders of the relevant Fund, subject to certain conditions. As of October 31, 2013, the SEC has not yet approved the Manager of Managers Order.

7. Investment Transactions:

The cost of security purchases and proceeds from security sales, other than short-term securities, short sales and purchases to cover for the year ended October 31, 2013, were as follows:

	Purchases	Sales and Maturities	U.S. Government Purchases	U.S. Government Sales and Maturities
Global Public Equity Fund	$554,475,148	$518,622,185	$—	$—
Income Opportunities Fund	91,194,668	80,786,620	—	—
Public Alternatives Fund	363,843,257	348,060,930	—	—
Real Assets Fund	43,039,987	31,382,124	36,801,135	30,794,143

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

The following permanent differences primarily attributable to the tax treatment of PFIC’s, REIT’s, MLP basis adjustments, foreign currency gain (loss) and the amortization of initial offering costs have been reclassified to/from the following accounts during the year ended October 31, 2013:

	Increase in Undistributed Net Investment Income	Decrease in Accumulated Realized Gain	Increase in Paid-in Capital
Global Public Equity Fund	$1,052,091	$(1,049,945)	$(2,146)
Income Opportunities Fund	1,922,795	(1,920,649)	(2,146)
Public Alternatives Fund	225,561	(223,418)	(2,143)
Real Assets Fund	1,753,980	(1,751,834)	(2,146)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended October 31, 2013 and October 2012, were as follows:

	Ordinary Income	Long Term Capital Gain	Total
Global Public Equity Fund
2013	$5,039,998	$—	$5,039,998
2012	—	—	—
Income Opportunities Fund
2013	6,479,214	—	6,479,214
2012	200,459	—	200,459
Public Alternatives Fund
2013	3,191,067	—	3,191,067
2012	—	—	—
Real Assets Fund
2013	2,501,688	37,174	2,538,862
2012	160,192	—	160,192

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2013

As of October 31, 2013, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Current Year Late-Year Loss Deferral	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Global Public Equity Fund	$28,202,895	$8,051,346	$—	$—	$125,455,808	$101,512	$161,811,561
Income Opportunities Fund	3,125,480	180,632	—	—	8,532,644	—	11,838,756
Public Alternatives Fund	—	—	(1,213,641)	(777,091)	7,631,523	(189,944)	5,450,847
Real Assets Fund	376,278	632,348	—	—	(4,651,410)	(158,086)	(3,800,870)

For Federal income tax purposes, capital losses may be carried forward and applied against future capital gains. Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss. The Public Alternatives Fund has a total of $1,213,641 of short-term capital losses that may be carried forward indefinitely.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, excluding securities sold short, held by the Funds at October 31, 2013, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Public Equity Fund	$604,570,714	$136,085,836	$(10,461,618)	$125,624,218
Income Opportunities Fund	134,542,341	9,646,003	(995,931)	8,650,072
Public Alternatives Fund	349,146,833	15,303,562	(5,245,485)	10,058,077
Real Assets Fund	138,396,143	4,882,228	(9,640,755)	(4,758,527)

9. Concentration of Risk:

In the normal course of business, the Global Public Equity Fund, the Income Opportunities Fund, the Public Alternatives Fund, and the Real Assets Fund, invest substantially in underlying funds that are comprised of fixed income and equity securities in specific industries and that may engage in short selling activities, writing option contracts, and equity swaps, and therefore, the Funds may be affected by events in these industries. The Funds’ Prospectus provides a description of concentration and risk associated with the different investments in the underlying funds.

10. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

11. Other:

At October 31, 2013, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Global Public Equity Fund	1	100%
Income Opportunities Fund	1	100%
Public Alternatives Fund	1	100%
Real Assets Fund	1	100%

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2013

12. New Accounting Pronouncements:

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance Balance Sheet — Disclosures about Offsetting Assets and Liabilities. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined. In January 2013, the FASB issued ASU 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (ASU 2013-01). This update clarifies that the scope of ASU 2011-11 and 2013-01 are effective for interim and annual periods beginning on or after January 1, 2013. The Management has evaluated the impact of ASU 2013-01 and does not believe the adoption of ASU 2013-01 will materially impact the financial statements, except for footnote disclosures.

13. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of:

Cornerstone Advisors Global Public Equity Fund

Cornerstone Advisors Income Opportunities Fund

Cornerstone Advisors Public Alternatives Fund

Cornerstone Advisors Real Assets Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Cornerstone Advisors Global Public Equity Fund, Cornerstone Advisors Income Opportunities Fund, Cornerstone Advisors Public Alternatives Fund and Cornerstone Advisors Real Assets Fund (collectively, the “Funds”), four of the forty-five portfolios constituting The Advisors’ Inner Circle Fund as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for the year ended October 31, 2013 and the period from August 30, 2012 (commencement of operations) through October 31, 2012 and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cornerstone Advisors Global Public Equity Fund, Cornerstone Advisors Income Opportunities Fund, Cornerstone Advisors Public Alternatives Fund and Cornerstone Advisors Real Assets Fund as of October 31, 2013, the results of their operations for the year then ended, the changes in their net assets for the year ended October 31, 2013 and the period from August 30, 2012 (commencement of operations) through October 31, 2012, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

December 24, 2013

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2013

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (unaudited)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be interested persons of the Trust are referred to as Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be interested persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-762-1442. The following chart lists Trustees and Officers as of October 31, 2013.

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[5]
INTERESTED BOARD MEMBERS[3,4]

ROBERT A. NESHER 67 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds, President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 73 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.	Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds. Director of SEI Alpha Strategy Portfolios, LP. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd., SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.
5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2013

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member[5]
INDEPENDENT BOARD MEMBERS[3,4]

CHARLES E. CARLBOM 79 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.
JOHN K. DARR 69 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, Federal Home Loan Banks of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, Meals on Wheels, Lewes/Rehoboth Beach, DE.
JOSEPH T. GRAUSE JR. 61 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager – Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director, The Korea Fund, Inc.
MITCHELL A. JOHNSON 71 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.	Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Trustee, Citizens Funds (1998 – 2006). Director, The FBR Rushmore Funds (2002 – 2005). Trustee, Diversified Investors Portfolios (2006 – 2008).
BETTY L. KRIKORIAN 70 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. since 2008. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.
4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2013

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Board Member/Officer[5]
INDEPENDENT BOARD MEMBERS[3,4]

BRUCE R. SPECA 57 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.	Trustee of The Advisors’ Inner Circle Fund II and Bishop Street Funds.
JAMES M. STOREY 82 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.	Trustee/Director of The Advisors’ Inner Circle Fund II, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.
GEORGE J. SULLIVAN, JR. 70 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

OFFICERS

MICHAEL BEATTIE 48 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.	None.

MICHAEL LAWSON 53 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005.	None.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 45 funds in The Advisors’ Inner Circle Fund.
4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2013

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Officer
OFFICERS (continued)

RUSSELL EMERY 50 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006.	None.
DIANNE M. DESCOTEAUX 36 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.	None
EDWARD McCUSKER 29 yrs. old	Privacy Officer (Since 2013) AML Officer (Since 2013)	SEI’s Private Trust Company 2006-2008. SEI’s Private Banking 2008-2010. AML SEI Private Trust Company 2010-2011. AML Manager of SEI Investments 2011-2013. AML and Privacy Officer 2013.	None.
JOHN MUNCH 42 yrs. old	Vice President and Assistant Secretary (since 2012)	Attorney—SEI Investments Company since 2001	None.
LISA WHITTAKER 35 yrs. old	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).	None.

1	Unless otherwise noted, the business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS

DISCLOSURE OF FUND EXPENSES (unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund’s costs in two ways:

Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The Expenses Paid During Period column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the Ending Account Value number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Fund under Expenses Paid During Period.”

Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the Expense Paid During Period column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes NOT your Fund’s actual return, the account values shown do not apply to your specific investment.

	Beginning Account Value 5/1 /201 3	Ending Account Value 10/31/2013	Annualized Expense Ratios	Expenses Paid During Period*
Global Public Equity Fund

Actual Fund Return	$1,000.00	$1,111.60	0.97%	$5 .16
Hypothetical 5% Return	$1,000.00	$1,020.32	0.97%	$4.94
Income Opportunities Fund

Actual Fund Return	$1,000.00	$1,019.70	0.50%	$2.55
Hypothetical 5% Return	$1,000.00	$1,022.68	0.50%	$2.55
Public Alternatives Fund (1)

Actual Fund Return	$1,000.00	$980.70	1.05%	$5.24
Hypothetical 5% Return	$1,000.00	$1,019.91	1.05%	$5.35
Real Assets Fund

Actual Fund Return	$1,000.00	$953 .30	0.78%	$3.84
Hypothetical 5% Return	$1,000.00	$1,021.27	0.78%	$3.97

* Expenses are equal to the Funds’ annualized expense ratio, (including dividend expense and brokerage fees on short sales(1)), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the commencement of operations period shown.)

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2013

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ sub-advisory agreements must be approved: (i) by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) who are not parties to the agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

A Board meeting was held on May 15, 2013 to decide whether to approve the following agreements (the “Agreements”) for initial two-year terms:

•	the Sub-Advisory Agreement between the Adviser and Numeric Investors LLC (“Numeric”) on behalf of the Cornerstone Advisors Global Public Equity Fund; and

•	the Sub-Advisory Agreement between the Adviser and Strategic Income Management (“SIM”, and together with Numeric, “the Sub-Advisers”), on behalf of the Cornerstone Advisors Income Opportunities Fund.

In preparation for the meeting, the Trustees requested that the Adviser and the Sub-Advisers furnish information necessary to evaluate the terms of the Agreements. The Trustees used this information, as well as other information that the Adviser, the Sub-Advisers and other service providers of the Funds presented or submitted to the Board at the meeting, to help them decide whether to approve the Agreements for initial two-year terms.

Specifically, the Board requested and received written materials from the Adviser, the Sub-Advisers and other service providers of the Funds regarding: (i) the nature, extent and quality of the services to be provided by the Sub-Advisers ; (ii) the Sub-Advisers’ investment management personnel; (iii) the Sub-Advisers’ operations and financial condition; (iv) the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ proposed advisory fees to be paid to the Sub-Advisers and overall fees and operating expenses; (vi) the Sub-Advisers’ compliance systems; (vii) the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (viii) to the extent available, information regarding the Sub-Advisers’ investment experience; (ix) the Adviser’s rationale for recommending the Sub-Advisers in the context of the Funds’ objectives and strategies; and (x) the Sub-Advisers’ performance in managing similar accounts.

Representatives from the Adviser and the Sub-Advisers, along with other Fund service providers, presented additional information and participated in question and answer sessions at the meeting to help the Trustees evaluate the Sub-Advisers’ services, fees and other aspects of the Agreements. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and the Adviser and the Sub-Advisers.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser, the Sub-Advisers and other service providers of the Funds, approved the Agreements. In considering the approval of the Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Sub-Advisers; and (ii) the fees to be paid to the Sub-Advisers, as discussed in further detail below.

Nature, Extent, and Quality of Services Provided by the Adviser and Sub-Advisers

In considering the nature, extent and quality of the services to be provided by the Sub-Advisers, the Board reviewed the portfolio management services to be provided by the Sub-Advisers to the Funds, including the quality and continuity of the Sub-Advisers’ portfolio management personnel and the resources of the Sub-Advisers. The Trustees reviewed the terms of the proposed Agreements. The Trustees considered that the Adviser would supervise and monitor the performance of the Sub-Advisers. The most recent investment adviser registration forms (“Form ADV”) for the Sub-Advisers were provided to the Board, as were the responses of the Sub-Advisers to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers proposed to be primarily responsible for the day-to-day management of the Funds.

The Trustees also considered other services to be provided to the Funds by the Sub-Advisers such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Funds by the Sub-Advisers would be satisfactory.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2013

Costs of Advisory Services

In considering the advisory fees payable by the Funds to the Sub-Advisers, the Trustees reviewed, among other things, a report of the proposed advisory fees to be paid to the Sub-Advisers. The Trustees reviewed the management fees charged by the Sub-Advisers to institutional and other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory and tax regimes to which the Funds are subject. The Trustees also reviewed pro forma fee and expense information. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services expected to be rendered by the Sub-Advisers. The Board also considered the Sub-Advisers’ commitment to managing the Funds.

Because the Sub-Advisers are new to the Funds and have not managed Fund assets, they did not yet have an investment performance record with respect to the Fund and it was not possible to determine the profitability that the Sub-Advisers might achieve with respect to the Funds or the extent to which economies of scale would be realized by the Sub-Advisers as the assets of the Funds grow. Accordingly, the Trustees did not make any conclusions regarding the Sub-Advisers’ investment performance with respect to the Funds, the Sub-Advisers’ profitability, or the extent to which economies of scale would be realized by the Sub-Advisers as the assets of the Funds grow, but will do so during future considerations of the Agreements.

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant, the Board, including all of the Independent Trustees, unanimously concluded that the terms of the Agreements, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Agreements for initial terms of two years and recommend the approval of the Agreements to the Funds’ shareholders. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	CORNERSTONE ADVISORS FUNDS
October 31, 2013

NOTICE TO SHAREHOLDERS (unaudited)

For shareholders that do not have an October 31, 2013 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2013 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended October 31, 2013, the Funds are designating the following items with regard to distributions paid during the period.

	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Qualified Interest Income (4)	Qualified Short- Term Capital Gain (5)
Global Public Equity Fund	0.00%	100.00%	100.00%	7.59%	63.24%	0.00%	0.00%	100.00%
Income Opportunities Fund	0.00%	100.00%	100.00%	4.96%	5.09%	0.00%	5.46%	100.00%
Public Alternatives Fund	0.00%	100.00%	100.00%	10.88%	21.68%	0.00%	0.09%	0.00%
Real Assets Fund	1.46%	98.54%	100.00%	34.50%	33.48%	8.85%	12.44%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.

(5)	The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2013. Complete information will be computed and reported in conjunction with your 2013 Form 1099-DIV.

Cornerstone Advisors Funds

c/o DST Systems, Inc.

P.O. Box 219009

Kansas City, MO 64121-9009

1-888-762-1442

Investment Adviser

Cornerstone Advisors, Inc.

225 108th Avenue NE, Suite 400

Bellevue, Washington 98004-5782

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Administrator

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis, Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$131,000	$0	$0	$250,692	$0	$0
(b)	Audit-Related Fees	$24,800	$0	$0	$12,000	$0	$0
(c)	Tax Fees	$23,755	$0	$0	$55,000	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$489,500	N/A	N/A	$406,500	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$10,166	N/A	N/A	$11,292	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$199,000	N/A	N/A	$120,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$71,070	N/A	N/A	$69,000	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

		2013			2012
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$17,000	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant’s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2013	2012
Audit-Related Fees	19%	5%
Tax Fees	18%	23%
All Other Fees	N/A	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2013	2012
Audit-Related Fees	N/A	N/A
Tax Fees	2%	3%
All Other Fees	N/A	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2013	2012
Audit-Related Fees	N/A	N/A
Tax Fees	36%	58%
All Other Fees	N/A	N/A

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2013	2012
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f)	Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $1,616,000 and $29,771,000 for 2013 and 2012, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $90,266 and $296,142 for 2013 and 2012, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2013 and 2012, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2013 and 2012, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 9, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President
Date: January 9, 2014

By (Signature and Title)*	/s/ Michael Lawson
Michael Lawson, Treasurer, Controller & CFO
Date: January 9, 2014

*	Print the name and title of each signing officer under his or her signature.